EXECUTION COPY

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

NATIONSTAR MORTGAGE LLC

Servicer

SELECT PORTFOLIO SERVICING, INC.

Servicer

WELLS FARGO BANK, N.A.

Master Servicer and Trust Administrator

OFFICETIGER GLOBAL REAL ESTATE SERVICES INC.

Loan Performance Advisor

and

U.S. BANK NATIONAL ASSOCIATION

Trustee

_________________________________________

POOLING AND SERVICING AGREEMENT

Dated as of November 1, 2006

_________________________________________

Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6

Asset Backed Pass-Through Certificates, Series MO 2006-HE6

Table of Contents

Page

ARTICLE I DEFINITIONS

3

SECTION 1.01.

Defined Terms.

3

SECTION 1.02.

Allocation of Certain Interest Shortfalls.

50

SECTION 1.03.

Designation of Interests in REMIC

50

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF

CERTIFICATES

59

SECTION 2.01.

Conveyance of Mortgage Loans.

59

SECTION 2.02.

Acceptance of REMIC I by the Trustee.

61

SECTION 2.03.

Repurchase or Substitution of Mortgage Loans by an Originator or, the

Seller; Payment of Prepayment Premiums in the Event of Breach.

63

SECTION 2.04.

Representations and Warranties of the Depositor.

67

SECTION 2.05.

Representations, Warranties and Covenants of the Servicers and the Seller.

69

SECTION 2.06.

Issuance of the R-I Residual Interest.

73

SECTION 2.07.

Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by

the Trustee.

74

SECTION 2.08.

Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by

the Trustee.

74

ARTICLE III ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

74

SECTION 3.01.

Servicers to Act as Servicers; Master Servicer to act as Master Servicer.

74

SECTION 3.02.

Sub-Servicing Agreements Between a Servicer and Sub-Servicers.

77

SECTION 3.03.

Successor Sub-Servicers.

79

SECTION 3.04.

Liability of the Servicers.

79

SECTION 3.05.

No Contractual Relationship Between Sub-Servicers, Trust Administrator,

Master Servicer and Trustee, the Master Servicer or Certificateholders.

79

SECTION 3.06.

Assumption or Termination of Sub-Servicing Agreements by Master

Servicer.

80

SECTION 3.07.

Collection of Certain Mortgage Loan Payments.

80

SECTION 3.08.

Sub-Servicing Accounts.

81

SECTION 3.09.

Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

82

SECTION 3.10.

Collection Accounts and Distribution Account.

82

SECTION 3.11.

Withdrawals from the Collection Accounts and Distribution Account.

85

SECTION 3.12.

Investment of Funds in the Collection Accounts, the REO Account and the

Distribution Account.

87

SECTION 3.13.

[Reserved].

88

SECTION 3.14.

Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.  88

SECTION 3.15.

Enforcement of Due-On-Sale Clauses; Assumption Agreements.

90

SECTION 3.16.

Realization Upon Defaulted Mortgage Loans.

91

SECTION 3.17.

Trust Administrator and Trustee to Cooperate; Release of Mortgage Files.

94

SECTION 3.18.

Servicing Compensation; Master Servicer Compensation.

95

SECTION 3.19.

[Reserved].

96

SECTION 3.20.

Annual Statements as to Compliance.

96

SECTION 3.21.

Report on Assessment of Compliance and Attestation.

97

SECTION 3.22.

Access to Certain Documentation.

98

SECTION 3.23.

Title, Management and Disposition of REO Property.

99

SECTION 3.24.

Obligations of the Servicers in Respect of Prepayment Interest Shortfalls

and Relief Act Interest Shortfalls.

102

SECTION 3.25.

Obligations of the Servicers in Respect of Mortgage Rates and Monthly

Payments.

102

SECTION 3.26.

Net WAC Reserve Fund.

103

SECTION 3.27.

Swap Agreement.

104

SECTION 3.28.

Advance Facility.

104

ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS

108

SECTION 4.01.

Distributions.

108

SECTION 4.02.

Statements to Certificateholders.

119

SECTION 4.03.

Remittance Reports; P&I Advances.

123

SECTION 4.04.

Allocation of Realized Losses.

125

SECTION 4.05.

Compliance with Withholding Requirements.

126

SECTION 4.06.

Commission Reporting.

126

SECTION 4.07.

Supplemental Interest Trust.

131

SECTION 4.08.

Rights of Swap Counterparty.

132

SECTION 4.09.

Replacement of Swap Counterparty

133

SECTION 4.10.

Distribution of Net Counterparty Payments

133

ARTICLE V THE CERTIFICATES

134

SECTION 5.01.

The Certificates.

134

SECTION 5.02.

Registration of Transfer and Exchange of Certificates.

136

SECTION 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates.

142

SECTION 5.04.

Persons Deemed Owners.

142

SECTION 5.05.

Certain Available Information.

142

SECTION 5.06.

Access to List of Certificateholders’ Names and Addresses.

143

ARTICLE VI THE DEPOSITOR, THE SERVICER, THE MASTER SERVICER AND THE

LOAN PERFORMANCE ADVISOR

143

SECTION 6.01.

Liability of the Depositor, the Seller, the Master Servicer and each

Servicer.

143

SECTION 6.02.

Merger or Consolidation of the Depositor, the Seller, the Master Servicer

or each Servicer.

143

SECTION 6.03.

Limitation on Liability of the Depositor, the Seller, the Servicers, the

Master Servicer and Others.

144

SECTION 6.04.

Limitation on Resignation of each Servicer and the Master Servicer.

145

SECTION 6.05.

Rights of the Depositor, the Seller, the Master Servicer and the Trustee in

Respect of each Servicer.

146

SECTION 6.06.

Duties of the Loan Performance Advisor.

147

ARTICLE VII DEFAULT

147

SECTION 7.01.

Event of Default.

147

SECTION 7.02.

Master Servicer or Trustee to Act; Appointment of Successor.

149

SECTION 7.03.

Notification to Certificateholders.

152

SECTION 7.04.

Waiver of Event of Default.

153

ARTICLE VIII CONCERNING THE TRUSTEE

153

SECTION 8.01.

Duties of Trustee.

153

SECTION 8.02.

Certain Matters Affecting the Trustee.

154

SECTION 8.03.

Trustee Not Liable for Certificates or Mortgage Loans.

155

SECTION 8.04.

Trustee May Own Certificates.

156

SECTION 8.05.

Fees and Expenses of the Trustee.

156

SECTION 8.06.

Eligibility Requirements for Trustee.

157

SECTION 8.07.

Resignation and Removal of the Trustee.

157

SECTION 8.08.

Successor Trustee.

158

SECTION 8.09.

Merger or Consolidation of Trustee.

158

SECTION 8.10.

Appointment of Co-Trustee or Separate Trustee.

159

SECTION 8.11.

Appointment of Custodians.

160

SECTION 8.12.

Appointment of Office or Agency.

160

SECTION 8.13.

Representations and Warranties of the Trustee.

160

ARTICLE VIIIA  CONCERNING THE TRUST ADMINISTRATOR

SECTION 8A.01

Duties of the Trust Administrator

161

SECTION 8A.02

Certain Matters Affecting the Trust Administrator

163

SECTION 8A.03

Trust Administrator Not Liable for Certificates or Mortgage Loans

164

SECTION 8A.04

Trust Administrator May Own Certificates

165

SECTION 8A.05

Fees and Expenses of the Trust Administrator

165

SECTION 8A.06

Eligibility Requirements for Trust Administrator

166

SECTION 8A.07

Successor Trust Administrator

167

SECTION 8A.08

Merger or Consolidation of Trust Administrator

168

SECTION 8A.09

Appointment of Co-Trust Administrator or Separate Trust Administrator

168

SECTION 8A.10

Appointment of Office or Agency

169

SECTION 8.14.

Tax Return.

169

ARTICLE IX TERMINATION

170

SECTION 9.01.

Termination Upon Repurchase or Liquidation of All Mortgage Loans.

170

SECTION 9.02.

Additional Termination Requirements.

172

ARTICLE X REMIC PROVISIONS

173

SECTION 10.01.

REMIC Administration.

173

SECTION 10.02.

Prohibited Transactions and Activities.

177

SECTION 10.03.

Servicer and Trust Administrator Indemnification.

177

ARTICLE XI MISCELLANEOUS PROVISIONS

178

SECTION 11.01.

Amendment.

178

SECTION 11.02.

Recordation of Agreement; Counterparts.

180

SECTION 11.03.

Limitation on Rights of Certificateholders.

180

SECTION 11.04.

Governing Law.

181

SECTION 11.05.

Notices.

181

SECTION 11.06.

Severability of Provisions.

182

SECTION 11.07.

Notice to Rating Agencies and the Swap Counterparty.

182

SECTION 11.08.

Article and Section References.

183

SECTION 11.09.

[Reserved].

183

SECTION 11.10.

Grant of Security Interest.

183

SECTION 11.11.

Protection of Assets.

184

SECTION 11.12.

Non-Solicitation.

184

Exhibits

Exhibit A-1

Form of Class A Certificate

Exhibit A-2

Form of Mezzanine Certificate

Exhibit A-3

Form of Class X Certificate

Exhibit A-4

Form of Class P Certificate

Exhibit A-5

Form of Class R Certificate

Exhibit B

[Reserved]

Exhibit C-1

Form of Trust Receipt and Initial Certification

Exhibit C-2

Form of Trust Receipt and Final Certification

Exhibit D

Form of Mortgage Loan Purchase Agreement

Exhibit E-1

Form of Request for Release of Documents and Receipt

Exhibit E-2

[Reserved]

Exhibit F-1

Forms of Transferor/Transferee Representation Letter

Exhibit F-2

Form of Transfer Affidavit and Agreement

Exhibit G

Form of ERISA Certification

Exhibit H

Form of Depositor Certification

Exhibit I

[Reserved]

Exhibit J

[Reserved]

Exhibit K

Form of Assessment of Compliance

Exhibit L

[Reserved]

Exhibit M

[Reserved]

Exhibit N

Additional Form 10-D Disclosure

Exhibit O

Additional Disclosure Information

Exhibit P

Additional 10-K Disclosure

Exhibit Q

Relevant Servicing Criteria

Exhibit R

Form 8-K Disclosure Information

Schedules

Schedule 1

Mortgage Loan Schedule

Schedule 2

Prepayment Premium Schedule

Schedule 3

Seller Representations related to Ameriquest Mortgage Loans

This Pooling and Servicing Agreement is dated and effective as of November 1, 2006, among ASSET BACKED SECURITIES CORPORATION, as Depositor, DLJ MORTGAGE CAPITAL, INC., as Seller, NATIONSTAR MORTGAGE LLC, as a Servicer, SELECT PORTFOLIO SERVICING, INC., as a Servicer, WELLS FARGO BANK, N.A., as Master Servicer and Trust Administrator, OFFICETIGER GLOBAL REAL ESTATE SERVICES INC., as Loan Performance Advisor, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.

PRELIMINARY STATEMENT:

The Depositor intends to sell pass-through certificates (collectively, the “Certificates”), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in multiple REMICs (as defined herein) created hereunder.  The Trust Fund will consist of a segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement.

As of the Cut-off Date, the Mortgage Loans had an aggregate Stated Principal Balance equal to $966,231,754.

Set forth below are designations of Classes of Certificates to the categories used herein.

Book-Entry Certificates	All Classes of Certificates other than the Physical Certificates.
Class A Certificates	Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates
Class P Certificates	Class P Certificates.
ERISA-Restricted Certificates	Non-Offered Certificates and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.
ERISA-Restricted Swap Certificate	Any Certificate other than an ERISA-Restricted Certificate.
LIBOR Certificates	Class A and Mezzanine Certificates.
Mezzanine Certificates	Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates.
Non-Offered Certificates	Class M10, Class M11, Class X, Class P and Residual Certificates.
Offered Certificates	Class A and Offered Subordinate Certificates.
Offered Subordinate Certificates	Mezzanine Certificates (other than the Class M10 and Class M11 Certificates).
Physical Certificates	Class X, Class P and Residual Certificates.
Regular Certificates	All Classes of Certificates other than the Residual Certificates.
Residual Certificates	Class R Certificates.
Senior Certificates	Class A Certificates.
Subordinate Certificates	Mezzanine Certificates, Class X Certificates and Residual Certificates.

In consideration of the mutual agreements herein contained, the Depositor, the Seller, the Servicers, the Master Servicer, the Trust Administrator, the Trustee and the Loan Performance Advisor agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.

Defined Terms.

Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

“1933 Act”: As defined in Section 5.02(b) herein.

“Accepted Servicing Practices”: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

“Accountant’s Attestation”:  As defined in Section 3.21(i)(b).

“Additional Servicer”: Means each affiliate of the Depositor that Services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor, who Services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Statement of Compliance pursuant to Section 3.20 hereof is required to be delivered).  For clarification purposes, the Trustee is not an Additional Servicer.

“Adjustable Rate Mortgage Loan”: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

“Adjustable-Rate PPC”: 100% Adjustable-Rate PPC means a CPR of 4.00% per annum of the then unpaid principal balance of the Adjustable Rate Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 2.1818% (precisely 24%/11 expressed as a percentage) per annum in each month thereafter until the 12th month, remaining at 28% per annum in each month thereafter until the 24th month, then beginning in the 25th month, remaining at 55% per annum in each month thereafter until the 28th month and in each month thereafter during the life of such Mortgage Loans, a CPR of 35% per annum.

“Adjustment Date”: With respect to each Adjustable Rate Mortgage Loan, the day of the month on which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note.  The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

“Administrative Fee Rate”: The sum of the Servicing Fee Rate and the LPA Fee Rate.

“Advance Facility”: As defined in Section 3.28(a) herein.

“Advance Facility Notice”: As defined in Section 3.28(b) herein.

“Advance Facility Trustee”: As defined in Section 3.28(b) herein.

“Advance Reimbursement Amounts”: As defined in Section 3.28(a) herein.

“Advancing Person”: As defined in Section 3.28(a) herein.

“Affiliate”: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Principal Balance”: As of any date of determination will be equal to the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties owned by the Trust.

“Agreement”: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

“Allocated Realized Loss Amount”: With respect to any Class of Mezzanine Certificates and any Distribution Date, is an amount equal to the sum of (i) any Realized Loss allocated to that Class of Certificates on that Distribution Date and (ii) any Allocated Realized Loss Amount for that Class of Certificates from the previous Distribution Date that has not been reimbursed less any increases to the Certificate Principal Balance of that Class as a result of Recoveries.

“Ameriquest”: Ameriquest Mortgage Company, or its successor in interest.

“Ameriquest Mortgage Loan Purchase Agreement”: The agreement between Ameriquest and the Seller regarding the sale of the Ameriquest Mortgage Loans by Ameriquest to the Seller.

“Ameriquest Mortgage Loans”: The Mortgage Loans originated by the Ameriquest Originators.

“Ameriquest Originators”: Ameriquest and Argent, collectively.

“Ameriquest Reconstitution Agreement”: That certain reconstitution agreement dated as of the Closing Date by and among the Seller, the Depositor and Ameriquest related to the Ameriquest Mortgage Loan Purchase Agreement.

“Applicable Regulations”: As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

“Argent”: Argent Mortgage Company, LLC, or its successor in interest.

“Assessment of Compliance”: As defined in Section 3.21(i)(a).

“Assignment”: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom, if applicable, the mortgage recordation information which has not been required pursuant to Section 2.01 hereof or returned by the applicable recorder’s office and/or the assignee’s name), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

“Assignment and Assumption Agreement”: That certain assignment and assumption agreement dated as of the Cut-off Date, by and between the Seller, as assignor and the Depositor, as assignee, relating to the Mortgage Loans.

“Available Distribution Amount”: With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Accounts and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to Section 3.23, (c) the amount deposited in the Distribution Account by the Servicers in respect of Compensating Interest for such Distribution Date pursuant to Section 3.24 and (d) the aggregate of any P&I Advances made by the Servicers for such Distribution Date pursuant to Section 4.04 reduced (to not less than zero) by (2) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), Prepayment Interest Excess, (iii) Liquidation Proceeds, Insurance Proceeds and proceeds from repurchases of and substitutions for Mortgage Loans, if any, received in respect of such Mortgage Loans after the calendar month preceding the month of such Distribution Date, (iv) amounts reimbursable or payable to the Depositor, the Originators, the Servicers, the Master Servicer, the Trust Administrator, the Loan Performance Advisor, the Trustee, the Custodians or any Sub-Servicer pursuant to Section 3.11, Section 3.17, Section 3.12 or Section 8.11, as applicable, or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) amounts deposited in the Collection Accounts or the Distribution Account in error, and (vi) the amount of any Prepayment Premiums collected by each Servicer in connection with the voluntary Principal Prepayment in full of any of the related Mortgage Loans or the Servicer Prepayment Premium Payment Amount.

“Bankruptcy Code”: The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

“Bankruptcy Loss”: With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation (i.e. “principal cramdown”) or Debt Service Reduction (i.e., “interest cramdown”).

“Basic Principal Distribution Amount”: With respect to any Distribution Date the amounts in clauses (b)(i) – (iv) of the definition of Principal Distribution Amount.

“Book-Entry Certificate”: As specified in the Preliminary Statement.

“Book-Entry Custodian”: The custodian appointed pursuant to Section 5.01 herein.

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of Utah, the State of California, the State of New York, the State of Delaware, the State of Maryland, the State of Minnesota, the State of Texas or the cities in which the Corporate Trust Office of the Trustee, the Trust Administrator or the Master Servicer is located, are authorized or obligated by law or executive order to be closed.

“Calculation Period”: As such term is defined in the Swap Agreement.

“Certificate”: Any one of the certificates issued under this Agreement in substantially the forms attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5.

“Certificate Factor”: With respect to any Class of LIBOR Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the Original Certificate Principal Balance of such Class of Certificates as of the Closing Date.

“Certificate Margin”: As to any Class of LIBOR Certificates, the respective amount set forth below:

	Certificate Margin
Class	(1)	(2)
Class A1	0.145%	0.290%
Class A2	0.050%	0.100%
Class A3	0.120%	0.240%
Class A4	0.160%	0.320%
Class A5	0.230%	0.460%
Class M1	0.230%	0.345%
Class M2	0.290%	0.435%
Class M3	0.340%	0.510%
Class M4	0.380%	0.570%
Class M5	0.410%	0.615%
Class M6	0.450%	0.675%
Class M7	0.800%	1.200%
Class M8	1.250%	1.875%
Class M9	2.150%	3.225%
Class M10	2.500%	3.750%
Class M11	2.500%	3.750%

(1)

To and including the first Optional Termination Date.

(2)

After the first Optional Termination Date.

“Certificate Owner”: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

“Certificate Principal Balance”: With respect to any Class of Certificates, other than the Class R and Class X Certificates, as of any Distribution Date, the Original Certificate Principal Balance thereof reduced by the sum of (a) all amounts actually distributed in respect of principal of such Class and (b) with respect to the Mezzanine Certificates, any reductions in their respective Certificate Principal Balances deemed to have occurred in connection with allocations of Realized Losses on all prior Distribution Dates pursuant to Section 4.04(b) plus any increase to a Certificate Principal Balance pursuant to Section 4.04(d).

“Certificate Register” and “Certificate Registrar”: The register maintained and the registrar appointed pursuant to Section 5.02 herein.

“Certificateholder” or “Holder”: The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, a Servicer or the Master Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01.  The Trustee and the Trust Administrator may conclusively rely upon a certificate of the Depositor, a Servicer or the Master Servicer in determining whether a Certificate is held by an Affiliate thereof.  All references herein to “Holders” or “Certificateholders” shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee and the Trust Administrator shall be required to recognize as a “Holder” or “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

“Charged-off Mortgage Loan”:  As defined in Section 3.01 herein.

“Class”: All of the Certificates bearing the same class designation as set forth in the Preliminary Statement.

“Class A Principal Distribution Amount”: With respect to any Distribution Date (a) prior to the Stepdown Date, (b) on which the Stepdown Date occurs, if the Stepdown Date occurs as a result of clause (1) of the Stepdown Date definition, or (c) on which a Trigger Event is in effect, an amount equal to the Principal Distribution Amount for such Distribution Date.  For any Distribution Date (a) on or after the Stepdown Date (except as specified in clause (b) of the preceding sentence) and (b) on which a Trigger Event is not in effect, an amount equal to the excess, if any, of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 51.50% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period over $4,831,159.

“Class Exemption”: A class exemption granted by the U.S. Department of Labor, which provides relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of the Code.

“Class M1/M2/M3 Principal Distribution Amount”: With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (2) the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class M3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 74.00% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period over $4,831,159.

“Class M4 Principal Distribution Amount”: With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class M3 Certificates (after taking into account the payment of the Class M1/M2/M3 Principal Distribution Amount on such Distribution Date) and (3) the Certificate Principal Balance of the Class M4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 77.90% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period minus $4,831,159.

“Class M5 Principal Distribution Amount”: With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class M3 Certificates (after taking into account the payment of the Class M1/M2/M3 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), and (4) the Certificate Principal Balances of the Class M5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 81.40% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period over $4,831,159.

“Class M6 Principal Distribution Amount”: With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class M3 Certificates (after taking into account the payment of the Class M1/M2/M3 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balances of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date) and (5) the Certificate Principal Balance of the Class M6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 83.70% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period over $4,831,159.

“Class M7 Principal Distribution Amount”: With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class M3 Certificates (after taking into account the payment of the Class M1/M2/M3 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M6 Certificates (after taking into account the payment of the Class M6 Principal Distribution Amount on such Distribution Date) and (6) the Certificate Principal Balance of the Class M7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 86.10% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period over $4,831,159.

“Class M8 Principal Distribution Amount”: With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class M3 Certificates (after taking into account the payment of the Class M1/M2/M3 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M6 Certificates (after taking into account the payment of the Class M6 Principal Distribution Amount on such Distribution Date), (6) the Certificate Principal Balance of the Class M7 Certificates (after taking into account the payment of the Class M7 Principal Distribution Amount on such Distribution Date) and (7) the Certificate Principal Balance of the Class M8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 87.90% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period over $4,831,159.

“Class M9 Principal Distribution Amount”: With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class M3 Certificates (after taking into account the payment of the Class M1/M2/M3 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date), (5) the Certificate Principal Balance of the Class M6 Certificates (after taking into account the payment of the Class M6 Principal Distribution Amount on such Distribution Date), (6) the Certificate Principal Balance of the Class M7 Certificates (after taking into account the payment of the Class M7 Principal Distribution Amount on such Distribution Date), (7) the Certificate Principal Balance of the Class M8 Certificates (after taking into account the payment of the Class M8 Principal Distribution Amount on such Distribution Date) and (8) the Certificate Principal Balance of the Class M9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 90.30% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period over $4,831,159.

“Class M10 Principal Distribution Amount”: With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class M3 Certificates (after taking into account the payment of the Class M1/M2/M3 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date, (5) the Certificate Principal Balance of the Class M6 Certificates (after taking into account the payment of the Class M6 Principal Distribution Amount on such Distribution Date), (6) the Certificate Principal Balance of the Class M7 Certificates (after taking into account the payment of the Class M7 Principal Distribution Amount on such Distribution Date), (7) the Certificate Principal Balance of the Class M8 Certificates (after taking into account the payment of the Class M8 Principal Distribution Amount on such Distribution Date), (8) the Certificate Principal Balance of the Class M9 Certificates (after taking into account the payment of the Class M9 Principal Distribution Amount on such Distribution Date) and (9) the Certificate Principal Balance of the Class M10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 93.30% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period over $4,831,159.

“Class M11 Principal Distribution Amount”: With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class M1, Class M2 and Class M3 Certificates (after taking into account the payment of the Class M1/M2/M3 Principal Distribution Amount on such Distribution Date), (3) the Certificate Principal Balance of the Class M4 Certificates (after taking into account the payment of the Class M4 Principal Distribution Amount on such Distribution Date), (4) the Certificate Principal Balance of the Class M5 Certificates (after taking into account the payment of the Class M5 Principal Distribution Amount on such Distribution Date, (5) the Certificate Principal Balance of the Class M6 Certificates (after taking into account the payment of the Class M6 Principal Distribution Amount on such Distribution Date), (6) the Certificate Principal Balance of the Class M7 Certificates (after taking into account the payment of the Class M7 Principal Distribution Amount on such Distribution Date), (7) the Certificate Principal Balance of the Class M8 Certificates (after taking into account the payment of the Class M8 Principal Distribution Amount on such Distribution Date), (8) the Certificate Principal Balance of the Class M9 Certificates (after taking into account the payment of the Class M9 Principal Distribution Amount on such Distribution Date), (9) the Certificate Principal Balance of the Class M10 Certificates (after taking into account the payment of the Class M10 Principal Distribution Amount on such Distribution Date) and (10) the Certificate Principal Balance of the Class M11 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 96.00% and (2) the Aggregate Principal Balance as of the last day of the related Due Period and (B) the excess, if any, of the Aggregate Principal Balance as of the last day of the related Due Period over $4,831,159.

“Class X Distribution Amount”: With respect to any Distribution Date the sum of (i) the Overcollateralization Release Amount for that Distribution Date, if any, and (ii) the product of (x) a notional amount, equal to the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month preceding the month of such Distribution Date (after giving effect to Monthly Payments of principal due on such date and reduced by Principal Prepayments received and distributed in the month prior that Distribution Date), and (y) the Pass-Through Rate for such Class for such Distribution Date as set forth in footnote (2) to the table entitled “Master REMIC - Certificates” under Section 1.03 herein, less (iii) distributions made pursuant to Section 4.01(a)(3)(i) through (xxxviii) on such Distribution Date.

“Closing Date”: November 30, 2006.

“Code”: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

“Collection Account”: The account or accounts created and maintained by (i) SPS pursuant to Section 3.10(a), which shall be entitled “Select Portfolio Servicing, Inc., as a servicer, in trust for the holders of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6 Asset Backed Pass-Through Certificates, Series MO 2006-HE6” with respect to the Ameriquest Mortgage Loans and (ii) Nationstar Mortgage pursuant to Section 3.10(a), which shall be entitled “Nationstar Mortgage LLC, as a servicer, in trust for the holders of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6 Asset Backed Pass-Through Certificates, Series MO 2006-HE6” with respect to the Nationstar Mortgage Loans.  Each Collection Account must be an Eligible Account.

“Commission”: The Securities and Exchange Commission.

“Compensating Interest”: As defined in Section 3.24 herein.

“Controlling Person”: With respect to any Person, any other Person who “controls” such Person within the meaning of the Securities Act.

“Corporate Trust Office”: With respect to the (i) Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which offices at the date of the execution of this Agreement is located at 60 Livingston Avenue, St. Paul, Minnesota, 55107-2292, Attn: Structured Finance, ABSC  MO 2006-HE6, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer, the Trust Administrator and the Servicers, and (ii) Trust Administrator, the principal corporate trust office of the Trust Administrator which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: ABSC  MO 2006-HE6, except for purposes of certificate transfer, such term shall mean the office or agency of the Trust Administrator located at Wells Fargo Bank, N.A., Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: ABSC MO 2006-HE6, or at such other address as the Trust Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Trustee, the Master Servicer and the Servicers.

“Corresponding Classes of Certificates”: With respect to each REMIC Regular Interest, any Class of Certificates appearing opposite such REMIC Regular Interest in Section 1.03 hereof.

“CPR”: A prepayment assumption that represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

“Credit Enhancement Percentage”: For any Distribution Date the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Mezzanine Certificates (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) and (ii) the Overcollateralization Amount which for the purposes of this definition shall not be less than zero (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) by (y) the Aggregate Principal Balance as of the last day of the related Due Period.

“Credit Repositories”: Each of Equifax, Transunion, and Experian, or their respective successors in interest.

“Custodial Agreement”: Either the (a) Custodial Agreement dated November 1, 2006 between the Trustee, the Trust Administrator and U.S. Bank National Association, as custodian, and/or (b) Custodial Agreement dated November 1, 2006 between the Trustee, the Trust Administrator and The Bank of New York, as custodian, as the context requires, and any other custodial agreement between the Trustee, the Trust Administrator and a Custodian providing for the safekeeping of any documents or instruments referred to in Section 2.01 on behalf of the Certificateholders.

“Custodial File”: A Mortgage File held by a Custodian on behalf of the Trustee.

“Custodian”: U.S. Bank National Association or The Bank of New York, as the context requires, and any other custodian that is appointed pursuant to a Custodial Agreement.  Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trust Administrator (from the Trust Administrator’s own funds) pursuant to the related Custodial Agreement.  The Trustee shall  remain responsible under the terms of this Agreement with respect to U.S. Bank as Custodian, notwithstanding the fact that certain duties have been assigned to U.S. Bank as Custodian.  The Trustee shall not be responsible under the terms of this Agreement with respect to The Bank of New York as Custodian.

“Cut-off Date”: With respect to each Mortgage Loan (other than a Qualified Substitute Mortgage Loan), November 1, 2006.  With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution.  References herein to the “Cut-off Date,” when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

“Debt Service Reduction”: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

“Defaulting Party”:  As defined in the ISDA Master Agreement.

“Deficient Valuation”: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

“Definitive Certificates”: As defined in Section 5.01(b) herein.

“Deleted Mortgage Loan”: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

“Delinquency Percentage”: With respect to the last day of a Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days Delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month.

“Delinquent”: A Mortgage Loan is “Delinquent” if any Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan (including all foreclosures, bankruptcies and REO Properties).  A Mortgage Loan is “30 days Delinquent” if such Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due or, if there was no such corresponding date (e.g., as when a 30-day month follows a 31-day month in which the payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for “60 days Delinquent” and “90 days Delinquent,” etc.

“Depositor”: Asset Backed Securities Corporation, a Delaware corporation, or its successor in interest.

“Depositor Certification”: As defined in Section 4.06(b) herein, a form of which is attached hereto as Exhibit H.

“Depository”: The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act.

“Depository Institution”: Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated “F-1” by Fitch (if rated by Fitch), “A-1” by S&P and “P-1” by Moody’s (or comparable ratings if Fitch, S&P and Moody’s are not the Rating Agencies).

“Depository Participant”: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Determination Date”: With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

“Directly Operate”: With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that none of the Trustee, the Trust Administrator, the Master Servicer or a Servicer shall be considered to Directly Operate an REO Property solely because the Trustee, the Trust Administrator, the Master Servicer or a Servicer establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

“Disqualified Organization”: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” within the meaning of Section 775 of the Code and (vi) any other Person so designated by the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any REMIC created hereunder, or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

“Distribution Account”: The trust account or accounts created and maintained by the Trust Administrator pursuant to Section 3.10(b) which shall be entitled “Distribution Account, Wells Fargo Bank, N.A., as Trust Administrator, in trust for the registered holders of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6”.  The Distribution Account must be an Eligible Account.

“Distribution Date”: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in December 2006.

“Due Date”: With respect to each Distribution Date and each Mortgage Loan (a) that has a Monthly Payment due on the first day of the month, the first day of the month and (b) that has a Monthly Payment due on a day other than the first day of the month, such Mortgage Loan will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month, in each case, exclusive of any days of grace in the related Due Period.

“Due Period”: With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“Early Termination Date”: As defined in the ISDA Master Agreement.

“EDGAR”: The Commission’s Electronic Data Gathering and Retrieval System.

“Eligible Account”: Either (1) an account or accounts maintained with a federal or state-chartered Depository Institution or trust company acceptable to the Rating Agencies and shall be: (a) commercial paper, short-term debt obligation, or other short-term deposits rated at least “A-1+” by S&P and “F-1+” by Fitch (if rated by Fitch) if the deposits are to be held in the account for less than 30 days; or (b) long term unsecured debt obligations rated at least “AA-” by S&P if the deposits are to be held in the account more than 30 days; following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 10 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted; or (2) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity.  Eligible Accounts may bear interest.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.

“ERISA-Qualifying Underwriting”: A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter’s Exemption.

“Estate in Real Property”: A fee simple estate in a parcel of land.

“Event of Default”: One or more of the events described in Section 7.01(a) herein.

“Excess Overcollateralization Amount”: With respect to any Distribution Date, the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

“Exchange Act”: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Extraordinary Trust Fund Expense”: Any amounts reimbursable to the Trustee, Trust Administrator or Master Servicer or any director, officer, employee or agent of the Trustee, Trust Administrator or Master Servicer, from the Trust Fund pursuant to Section 2.02, 2.03, 7.02, 8.05(a) (other than amounts that are the responsibility of the Trust Administrator) or 8A.05(a) (other than amounts representing compensation) and any amounts payable from the Distribution Account in respect of taxes pursuant to Section 10.01(g)(iii), any amounts payable from the Distribution Account in respect of any REMIC administration pursuant to Section 10.01(c).

“Fannie Mae”: Fannie Mae, formerly known as Federal National Mortgage Association, or any successor thereto.

“FDIC”: Federal Deposit Insurance Corporation or any successor thereto.

“Federal Funds Rate”: The interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight.

“Final Certification”: As defined in Section 2.02.

“Final Distribution Date”: The Distribution Date in November 2036.

“Final Recovery Determination”: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller, the Depositor or a Servicer, as the case may be, pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01, as applicable), a determination made by the related Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  Each Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

“First Lien”: With respect to any second lien Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

“Fitch”: Fitch Ratings, Inc., or its successor in interest thereto.

“Fixed Rate Mortgage Loan”: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is fixed.

“Fixed-Rate PPC”: 100% Fixed-Rate PPC means a CPR of 4.00% per annum of the then unpaid principal balance of the Fixed Rate Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 1.4545% (precisely 16%/11 expressed as a percentage) per annum in each month thereafter until the 12th month, and then beginning in the 12th month and in each month thereafter during the life of such Mortgage Loans, a CPR of 20% per annum.

“Formula Rate”: As to any Class of LIBOR Certificates and any Distribution Date, the lesser of (i) One-Month LIBOR plus the applicable Certificate Margin and (ii) the applicable Maximum Rate.

“Freddie Mac”: Freddie Mac, formerly known as Federal Home Loan Mortgage Corporation, or any successor thereto.

“Gross Margin”: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

“Independent”: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicers and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Servicers or any Affiliate thereof, and (c) is not connected with the Depositor, the Servicers or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Servicers or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor or the Servicers or any Affiliate thereof, as the case may be.

“Independent Contractor”: Either (i) any Person (other than a Servicer) that would be an “independent contractor” with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm’s length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including a Servicer) if the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

“Index”: With respect to each Adjustable Rate Mortgage Loan and each related Adjustment Date, the index as specified in the related Mortgage Note.

“Initial Certification”: As defined in Section 2.02.

“Insurance Proceeds”: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that a Servicer would follow in servicing Mortgage Loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

“Interest Accrual Period”: With respect to any Distribution Date and the LIBOR Certificates, will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date (or, in the case of the first such Interest Accrual Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date.

“Interest Determination Date”: With respect to the LIBOR Certificates and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

“Interest Remittance Amount”: With respect to any Distribution Date, the sum of the Subgroup 1 Interest Remittance Amount and Subgroup 2 Interest Remittance Amount.

“ISDA”:  International Swaps and Derivatives Association, Inc.

“ISDA Master Agreement”:  An ISDA Master Agreement (Multicurrency-Cross Border) in the form published by ISDA in 1992 including the schedule thereto.

“Late Collections”: With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but Delinquent for such Due Period and not previously recovered.

“Legal Fees”: As defined in Section 8.05(b).

“LIBOR Certificates”: As specified in the Preliminary Statement.

“Liquidation Event”: With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01; or (iv) such Mortgage Loan becomes a Charged-off Mortgage Loan.  With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being purchased pursuant to Section 9.01.

“Liquidation Proceeds”: The amount (other than Insurance Proceeds, Recoveries or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by a Servicer in connection with (i) the taking of all or a part of a Mortgaged Property related to a Mortgage Loan serviced by such Servicer by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan serviced by such Servicer through a trustee’s sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan serviced by such Servicer or a related REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

“Loan Performance Advisor”: OfficeTiger Global Real Estate Services Inc., a Delaware corporation, and its successors in interest.

“Loan Performance Advisor Agreement”: The Loan Performance Advisor Agreement, dated as of February 28, 2005, by and between the Depositor and the Loan Performance Advisor.

“LPA Fee”: As to any Distribution Date, an amount equal to the product of (a) one-twelfth of the LPA Fee Rate and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period or, in the case of the first Distribution Date, the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date; provided however that the LPA Fee for any Distribution Date shall not be lower than $1,500.

“LPA Fee Rate”: With respect to each Mortgage Loan, either (a) 0.015% per annum or (b) if the LPA Fee is the amount calculated pursuant to the proviso in the definition of “LPA Fee”, a per annum rate determined by dividing such fee by the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

“Loan-to-Value Ratio” or “LTV”: With respect to any first lien Mortgage Loan and as of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.  With respect to any second lien Mortgage Loan and as of any date of determination, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the principal balance of the related Mortgage Loan at the date of origination plus (b) the principal balance of the related First Lien at the date of origination of such mortgage loan and the denominator of which is the Value of the related Mortgaged Property.

“London Business Day”: Any day on which banks in the City of London and The City of New York are open and conducting transactions in United States dollars.

“Master REMIC”: As defined in Section 1.03 of this Agreement.

“Master Servicer”: Wells Fargo Bank, National Association, or any successor in interest, and if a successor master servicer is appointed as herein provided, such successor in its capacity as master servicer hereunder.

“Maximum Rate”: The Subgroup 1 Maximum Rate, Subgroup 2 Maximum Rate or the Subordinate Maximum Rate, as applicable.

“Maximum Mortgage Rate”: With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

“Minimum Mortgage Rate”: With respect to each Adjustable Rate Mortgage Loan, the greater of (a) the Gross Margin set forth in the related Mortgage Note and (b) the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

“Monthly Interest Distributable Amount”: With respect to any Distribution Date and each Class of Certificates, other than the Class P, Class R and Class X Certificates, an amount equal to the amount of interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, in each case, reduced by any Net Prepayment Interest Shortfalls allocated to such Class of Certificates and any Relief Act Interest Shortfalls allocated to such Class of Certificates, in each such case, as such shortfalls are allocated pursuant to Section 1.02 herein.

“Monthly Payment”: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the related Servicer pursuant to Section 3.07(a); and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

“Moody’s”: Moody’s Investors Service, Inc. or its successor in interest.

“Mortgage”: The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

“Mortgage File”: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

“Mortgage Loan”: Each mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(c) of this Agreement, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule, including each REO Property unless the context otherwise requires.

“Mortgage Loan Purchase Agreement”: The Nationstar Mortgage Loan Purchase Agreement and/or the Ameriquest Mortgage Loan Purchase Agreement, as the context requires.

“Mortgage Loan Schedule”: As of any date, the list of Mortgage Loans included in the Trust Fund on such date, attached hereto as Schedule 1.  The Mortgage Loan Schedule shall set forth by Subgroup the following information with respect to each Mortgage Loan in such Subgroup:

(i)

the Mortgagor’s name and the related Originator’s Mortgage Loan identifying number;

(ii)

the street address of the Mortgaged Property including the state and zip code;

(iii)

a code indicating whether the Mortgaged Property is owner-occupied;

(iv)

the type of Residential Dwelling constituting the Mortgaged Property;

(v)

the original months to maturity;

(vi)

the Loan-to-Value Ratio, at origination;

(vii)

the Mortgage Rate in effect immediately following the Cut-off Date;

(viii)

the date on which the first Monthly Payment was due on the Mortgage Loan;

(ix)

the stated maturity date of such Mortgage Loan and of the related First Lien, if applicable;

(x)

the amount of the Monthly Payment (a) at origination and (b) due on the first Due Date after the Cut-off Date;

(xi)

the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

(xii)

the original principal amount of the Mortgage Loan and the original principal balance of the related First Lien, if applicable, as of the date of origination;

(xiii)

the Stated Principal Balance of the Mortgage Loan and the Stated Principal Balance of the related First Lien, if applicable, as of the close of business on the Cut-off Date;

(xiv)

with respect to each Adjustable Rate Mortgage Loan, the applicable Index and Gross Margin;

(xv)

a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

(xvi)

with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

(xvii)

with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

(xviii)

the Mortgage Rate at origination;

(xix)

with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

(xx)

a code indicating the documentation program;

(xxi)

with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date and the Adjustment Date frequency;

(xxii)

the Value of the Mortgaged Property;

(xxiii)

the sale price of the Mortgaged Property, if applicable;

(xxiv)

the related Originator’s risk grade and the FICO or other credit score;

(xxv)

the actual interest “paid to date” of the Mortgage Loan as of the Cut-off Date;

(xxvi)

the number of years any Prepayment Premium is in effect;

(xxvii)

the loan type (e.g., fixed, adjustable; 2/28, 2/28 IO, 3/27, 3/27 IO etc.);

(xxviii)

 the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date;

(xxix)

a code indicating whether such Mortgage Loan is a Subgroup 1 Mortgage Loan or a Subgroup 2 Mortgage Loan;

(xxx)

a code indicating whether the Mortgage Loan is a second lien Mortgage Loan;

(xxxi)

a code indicating whether the Mortgage Loan is subject to a Prepayment Premium, if any; and

(xxxii)

a code indicating which Servicer is servicing the Mortgage Loan.

The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.  The Mortgage Loan Schedule shall set forth the aggregate Stated Principal Balance of the Mortgage Loans.  The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement.  With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

“Mortgage Note”: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgage Pool”: The pool of Mortgage Loans, identified on Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

“Mortgage Rate”: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.  With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

“Mortgaged Property”: The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property or a leasehold interest improved by a Residential Dwelling.

“Mortgagor”: The obligor on a Mortgage Note.

“Nationstar Mortgage”: Nationstar Mortgage LLC, or its successor in interest.

“Nationstar Mortgage Loan Purchase Agreement”: The agreement between Nationstar Mortgage and DLJ Mortgage Capital, Inc., regarding the sale of the Nationstar Mortgage Loans by Nationstar Mortgage to the Seller.

“Nationstar Mortgage Loans”: The Mortgage Loans originated by Nationstar Mortgage.

“Nationstar Reconstitution Agreement” That certain reconstitution agreement dated as of the Closing Date by and among the Seller, the Depositor and Nationstar Mortgage related to the Nationstar Mortgage Loan Purchase Agreement by and among the Seller and Nationstar Mortgage.

“Net Counterparty Payment”:  For each Swap Payment Date, the excess, if any, of the Swap Counterparty Payment over the Trust Swap Payment for such date.

“Net Liquidation Proceeds”: With respect to any liquidation of a Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property), the related Liquidation Proceeds, net of P&I Advances, Servicing Advances, Servicing Fees and any other fees, received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property in accordance with the terms of this Agreement.

“Net Monthly Excess Cashflow”: With respect to any Distribution Date, an amount equal to the sum of (i) any Overcollateralization Release Amount for such Distribution Date and (ii) the positive excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the LIBOR Certificates pursuant to Section 4.01(a)(1), (B) any Unpaid Interest Shortfall Amounts for the Class A Certificates, (C) the Principal Remittance Amount, (D) the Net Trust Swap Payment and (E) any Swap Termination Payment required to be paid to the Supplemental Interest Trust (unless the Swap Counterparty is the Defaulting Party or the Sole Affected Party).

“Net Mortgage Rate”: With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Administration Fee Rate.

“Net Prepayment Interest Shortfall”: With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the related Compensating Interest.

“Net Trust Swap Payment”:  For each Swap Payment Date, the excess, if any, of the Trust Swap Payment over the Swap Counterparty Payment for such date.

“Net WAC Rate”: The Subgroup 1 Net WAC Rate, the Subgroup 2 Net WAC Rate or the Subordinate Net WAC Rate, as applicable.

“Net WAC Rate Carryover Amount”: For any Distribution Date on which the Pass-Through Rate for any Class of LIBOR Certificates is equal to the related Net WAC Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class accrued for such Distribution Date at the related Formula Rate, over (y) the amount of interest such Class accrued for such Distribution Date at the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with interest accrued on such unpaid portion for the most recently ended Interest Accrual Period at the Formula Rate applicable for such Class for such Interest Accrual Period.

“Net WAC Reserve Fund”: The Eligible Account established pursuant to Section 3.26.

“New Lease”: Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund, if the Trust Fund has the right to renegotiate the terms of such lease.

“NIM Note”:  Any debt instrument secured by distributions on any of the Certificates issued by the Trust.

“Nonrecoverable P&I Advance”: Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Servicer or the Master Servicer, as applicable, using Accepted Servicing Practices, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Nonrecoverable Servicing Advance”: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Servicer or the Master Servicer, as applicable, using Accepted Servicing Practices, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Non-United States Person”: Any Person other than a United States Person.

“Offered Certificates”: As defined in the Preliminary Statement.

“Offered Subordinate Certificates”: As specified in the Preliminary Statement.

“Officers’ Certificate”: With respect to the Depositor and the Seller, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated) or an authorized agent, and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or Seller, as applicable.  With respect to each Servicer, the Master Servicer or the Trust Administrator, any officer who is authorized to act for such Servicer, the Master Servicer or the Trust Administrator, as applicable, in matters relating to this Agreement, and whose action is binding upon such Servicer, the Master Servicer or the Trust Administrator, as applicable, initially including those individuals whose names appear on the list of authorized officers delivered at the closing.

“One-Month LIBOR”: With respect to the LIBOR Certificates and any Interest Accrual Period therefor, the rate determined by the Trust Administrator on the related Interest Determination Date (or with respect to the initial Interest Accrual Period, on the Closing Date based on information available on the related Interest Determination Date) on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date.  In such event, the Trust Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).  If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) One-Month LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.  Notwithstanding the foregoing, if, under the priorities described above, One-Month LIBOR for an Interest Determination Date would be based on One-Month LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Trust Administrator shall select an alternative comparable index (over which the Trust Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.  On each Interest Determination Date, the Trust Administrator shall determine One-Month LIBOR for the related Interest Accrual Period and make it available to the Master Servicer and such rate shall be final and binding, absent an error of the Trust Administrator.

“Operative Documents”: This Agreement, the Mortgage Loan Purchase Agreements, the Reconstitution Agreements, the Assignment and Assumption Agreement and any other documents related hereto or thereto.

“Opinion of Counsel”: A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Master Servicer or a Servicer and which shall be acceptable to the Trustee and Trust Administrator (which acceptance shall not be unreasonably withheld), except that any opinion of counsel relating to (a) the qualification of any REMIC created hereunder or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

“Optional Termination”:  With respect to the majority Class X Certificateholder (so long as (a) it is not an affiliate of the Depositor or the Seller or (b) the Class X Certificates are not securing a NIM Note), the purchase by SPS at the direction and on behalf of the majority Class X Certificateholder of the Mortgage Loans and each REO Property remaining in the Trust Fund.  With respect to SPS, the purchase by SPS (so long as the Class X Certificates are not securing a NIM Note) of the Mortgage Loans and each REO Property remaining in the Trust Fund.

“Optional Termination Date”: Each Distribution Date that any Terminating Entity shall be permitted to purchase the Mortgage Loans and REO Properties pursuant to Section 9.01(b).

“Original Certificate Principal Balance”: With respect to any Class of Certificates, other than the Class R and Class X Certificates, the Certificate Principal Balance thereof on the Closing Date and as specified in Section 1.03 hereof.

“Originator”: Either Nationstar Mortgage and/or each Ameriquest Originator; provided that, with respect to the cure, repurchase or substitution obligations of the Ameriquest Originators under Section 2.03, the “Originator” shall mean Ameriquest.

“Outsourcer”: As defined in Section 3.02(c) herein.

“Overcollateralization Amount”: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties as of the last day of the related Due Period for such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the LIBOR and Class P Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses (b)(i) through (iv) of the definition of Principal Distribution Amount on such Distribution Date).

“Overcollateralization Deficiency Amount”: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Target Amount applicable to such Distribution Date over (b) the Overcollateralization Amount applicable to such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a payment of principal) on such Distribution Date.

“Overcollateralization Increase Amount”: With respect to any Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount for such Distribution Date and (b) Net Monthly Excess Cash Flow available for distribution on that Distribution Date pursuant to Section 4.01(a)(3)(a)(i).

“Overcollateralization Release Amount”: With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralization Amount and (b) the Basic Principal Distribution Amount for such Distribution Date.

“Overcollateralization Target Amount”: With respect to any Distribution Date (1) prior to the Stepdown Date, 2.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, (2) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) $4,831,159, and (3) on or after the Stepdown Date if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

“Ownership Interest”: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Pass-Through Rate”:  For any Distribution Date with respect to any Class of LIBOR Certificates will equal the lesser of (a) the related Formula Rate and (b) the related Net WAC Rate for such Distribution Date.  For any Distribution Date and the Class X Certificates, the rate set forth for the Class X Certificates in footnote (2) to the table entitled “Certificates” in Section 1.03.

“PCAOB”: The Public Company Accounting Oversight Board.

“Percentage Interest”: As to any certificate, either the percentage set forth on the face thereof or the percentage obtained by dividing the initial Certificate Principal Balance represented by such certificate by the aggregate initial Certificate Principal Balance of all of the certificates of such Class.

“Periodic Rate Cap”: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

“Permitted Investments”: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, a Servicer, the Trustee, the Master Servicer, the Trust Administrator or any of their respective Affiliates:

(a)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

demand and time deposits in, certificates of deposit of, or bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars that are rated in the highest rating category by each Rating Agency and issued by any Depository Institution;

(c)

repurchase obligations with respect to any security described in clause (a) above entered into with a Depository Institution (acting as principal);

(d)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment;

(e)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

(f)

units of money market funds, including money market funds managed or advised by the Trustee, the Trust Administrator or an Affiliate thereof, that have been rated “AAA” by Fitch (if rated by Fitch), “Aaa” by Moody’s (if rated by Moody’s) and “AAA” by S&P (if rated by S&P); and

(g)

if previously confirmed in writing to the Trustee and the Trust Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates; provided, however, that any Permitted Investment pursuant to this clause (g) which solely contains a short-term rating shall be a Permitted Investment rated in the highest category for such short-term rating;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

“Permitted Transferee”: Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

“Person”: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“P&I Advance”: As to any Mortgage Loan or REO Property, any advance made by a Servicer or the Master Servicer (as successor servicer) in respect of any Distribution Date representing the aggregate of all payments of principal and interest, net of the related Servicing Fee, that were due during the related Due Period on the related Mortgage Loans and that were Delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to Section 4.03.  Neither Servicer will be required to make any Nonrecoverable P&I Advances as described in Section 4.03.

“Plan”: Any employee benefit plan (as defined in Section 3(3) of ERISA) or other plan as defined in Section 4975(e)(1) of the Code that is subject to Title I of ERISA or Section 4975 of the Code, or any entity deemed to hold the plan assets of the foregoing.

“Pool Principal Balance”: As of any Distribution Date, the aggregate Stated Principal Balance of the Mortgage Loans.

“Prepayment Assumption”: With respect to the (i) Adjustable Rate Mortgage Loans, 100% Adjustable-Rate PPC and (ii) Fixed Rate Mortgage Loans, 115% Fixed-Rate PPC.  The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes.

“Prepayment Interest Excess”: With respect to any Distribution Date, interest payments with Principal Prepayments in full received during the first day through the fifteenth day of a calendar month in a Prepayment Period representing interest accruals for the portion of the Prepayment Period from such first day to the date such prepayment is applied by the Servicer.

“Prepayment Interest Shortfall”: With respect to any Determination Date, for each Mortgage Loan that was during the related Prepayment Period subject to a Principal Prepayment (other than a Principal Prepayment in full received on or prior to the Closing Date and during that portion of the related Prepayment Period occurring between the first day of the calendar month in which the such Determination Date occurs and the last day of such Prepayment Period) that was applied by the related Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to the product of (a) the Net Mortgage Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which the prepayment is applied and ending on the last day of the calendar month preceding the month of such Determination Date.  The obligations of each Servicer in respect of any related Prepayment Interest Shortfall are set forth in Section 3.24.

“Prepayment Period”:  With respect to any Distribution Date, is with respect to (i) Principal Prepayments in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date and ending on the fifteenth day of the month of such Distribution Date and (ii) Principal Prepayments in part, the calendar month preceding such Distribution Date, except with respect to the first Distribution Date, the Prepayment Period for all prepayments will commence on November 7, 2006, with respect to the Nationstar Mortgage Loans, and November 6, 2006, with respect to the Ameriquest Mortgage Loans.

“Prepayment Premium”: With respect to any Mortgage Loan and Prepayment Period, any prepayment premium, penalty or charge collected by the related Servicer from a Mortgagor in connection with any voluntary Principal Prepayment and held from time to time as a part of the Trust Fund.  Each Servicer shall calculate, in good faith using Accepted Servicing Practices, the amount of any Prepayment Premium solely pursuant to the terms of the related Mortgage Note.

“Prepayment Premium Schedule”: As of the Cut-off Date, a list attached hereto as Schedule 2 (including the Prepayment Premium Summary attached thereto) in an electronic format, setting forth the following information with respect to each Prepayment Premium:

(i)

the Mortgage Loan identifying number;

(ii)

a code indicating the type of Prepayment Premium;

(iii)

the state of origination of the related Mortgage Loan;

(iv)

the date on which the first monthly payment was due on the related Mortgage Loan;

(v)

the term of the related Prepayment Premium;

(vi)

the principal balance of the related Mortgage Loan as of the Cut-off Date; and

(vii)

such other information as is reasonably requested by the Trust Administrator.

Upon notice to the Trust Administrator, a Servicer shall amend the Prepayment Premium Schedule (i) if such Servicer has waived a Prepayment Premium or (ii) upon the substitution of any Mortgage Loan.  Each Servicer shall furnish a copy of the amended Prepayment Premium Schedule to the Trust Administrator.  With respect to a waived Prepayment Premium, a Servicer may deliver to the Trust Administrator an Officer’s Certificate as described in Section 3.07(b) in lieu of an amended Prepayment Premium Schedule.

“Prime Rate”: The rate of interest equal to the prime rate as reported in The Wall Street Journal.

“Principal Distribution Amount”: With respect to any Distribution Date, the lesser of:

(a)

the excess of the Available Distribution Amount over the amount payable on the Certificates from the Available Distribution Account pursuant to Section 4.01(a)(1)(i) – (xiv); and

(b)

the sum of

(i)

the principal portion of each Monthly Payment on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

(ii)

the Stated Principal Balance of any Mortgage Loan that was purchased during the calendar month preceding the month of such Distribution Date pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the Collection Accounts in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the calendar month preceding the month of such Distribution Date;

(iii)

the principal portion of all other unscheduled collections in respect of Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization received during the calendar month preceding the month of such Distribution Date, net of any portion thereof that represents a recovery of principal for which an advance was made by the related Servicer pursuant to Section 4.03 in respect of a preceding Distribution Date and any Recoveries received during the calendar month preceding the month of such Distribution Date;

(iv)

the principal portion of all unscheduled collections in respect of Principal Prepayments received during the related Prepayment Period; and

(v)

the amount of any Overcollateralization Increase Amount for such Distribution Date to the extent covered by Net Monthly Excess Cashflow for such Distribution Date;

minus:

(c)

the amount of any Overcollateralization Release Amount for such Distribution Date.

“Principal Prepayment”: Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any Prepayment Premium that may have been collected by the related Servicer in connection with such payment of principal) representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

“Principal Remittance Amount”: With respect to any Distribution Date, that portion of the Available Distribution Amount equal to the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by a Servicer that were due during the related Due Period, (ii) the principal portion of all Principal Prepayments of the Mortgage Loans, if any, applied by a Servicer during the related Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds, Insurance Proceeds and Recoveries received during the calendar month preceding the month of such Distribution Date, (iv) that portion of the Purchase Price representing principal of any purchased or repurchased Mortgage Loan, deposited to the Collection Accounts during the calendar month preceding the month of such Distribution Date, (v) the principal portion of the amount of any shortfall deposited in the Collection Accounts in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the calendar month preceding the month of such Distribution Date and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with this Agreement, that portion of the Termination Price in respect of principal.

“PTCE”: A Prohibited Transaction Class Exemption.

“Purchase Price”: With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01, and as calculated and confirmed in writing by the related Servicer to the Trust Administrator, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Servicer through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances and P&I Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property and any P&I Advances previously reimbursed to the related Servicer pursuant to Section 3.11(a)(vi) (except in the case of a purchase by the related Servicer), (iv) any amounts previously withdrawn from a Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b), (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer, the Master Servicer or the Trust Administrator in respect of the breach or defect giving rise to the purchase obligation and (vi) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, any costs, indemnities and damages actually incurred and paid by or on behalf of the Trust in connection with any violation with respect to such Mortgage Loan of (i) the representation and warranties set forth in Section 2.05(b)(vii) or (viii) of this Agreement or (ii) the representations and warranties made in Schedule B to the related Reconstitution Agreement in connection with “high-cost” home loans or a mortgage loan’s compliance with applicable law, including any predatory or abusive lending laws.

“Qualified Substitute Mortgage Loan”: A Mortgage Loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of and not more than 5% less than the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to each Adjustable Rate Mortgage Loan have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to each Adjustable Rate Mortgage Loan have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to each Adjustable Rate Mortgage Loan have a Gross Margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan, adjust in accordance with the Index and have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, and have the same intervals between Adjustment Dates as the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading certified by the Seller at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xi) have been underwritten or reunderwritten by the related Originator in accordance with the same underwriting criteria and guidelines as the Mortgage Loans being replaced, (xii) be of the same or better credit quality as the Mortgage Loan being replaced, (xiii) have a lien priority equal to or superior to that of the Deleted Mortgage Loan, (xiv) be secured by the same property type as the Deleted Mortgage Loan and (xv) conform to each representation and warranty in the related Mortgage Loan Purchase Agreement and related Reconstitution Agreement.  In the event that one or more Mortgage Loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate Stated Principal Balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such Mortgage Loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such Mortgage Loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xv) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

“Qualifying SPE”:  As set forth in SFAS 140.

“Rating Agency or Rating Agencies”: S&P, Moody’s and Fitch or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee, the Trust Administrator, the Master Servicer and the Servicers.

“Realized Loss”: With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the related Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the related Servicer or the Master Servicer, as applicable, with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Fund, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from a Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (v) the aggregate of all P&I Advances made by the related Servicer in respect of such REO Property or the related Mortgage Loan for which related Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, the difference between the principal balance of such Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of such Mortgage Loan as reduced by the Deficient Valuation.

With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction.  Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

“Reconstitution Agreement”: The Nationstar Reconstitution Agreement or the Ameriquest Reconstitution Agreement, as the context requires.

“Record Date”: With respect to any Distribution Date and any Definitive Certificates, the close of business on the last Business Day of the month immediately preceding the month in which such applicable Distribution Date occurs.  With respect to any Distribution Date and the LIBOR Certificates (other than any Definitive Certificates), the Business Day prior to such Distribution Date.

“Recovery”: With respect to any Distribution Date and any Mortgage Loan that was determined to be a Liquidated Mortgage Loan in any month prior to the month preceding that Distribution Date, an amount received in respect of such Liquidated Mortgage Loan during the calendar month prior to that Distribution Date, net of reimbursable expenses.

“Reference Banks”: Deutsche Bank, Barclays Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not able to serve as a Reference Bank, then any leading banks selected by the Trust Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Trust Administrator.

“Refinanced Mortgage Loan”: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

“Regular Certificate”: As specified in the Preliminary Statement.

“Regular Interest”: A “regular interest” in a REMIC within the meaning of Section 860G(a)(1) of the Code.

“Regulation AB”: Means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Reg AB Sub-Servicer”: Any Person that (i) is a Servicing Function Participant, (ii) services Mortgage Loans on behalf of a Servicer, and (iii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

“Relief Act”: The Servicemembers Civil Relief Act or any similar state or local law.

“Relief Act Interest Shortfall”: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

“REMIC”: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC I”: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreements and the Reconstitution Agreements (including any security interest created thereby) and (v) the Collection Accounts (other than any amounts representing any Servicer Prepayment Premium Payment Amount), the Distribution Account (other than any amounts representing any Servicer Prepayment Premium Payment Amount) and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.  Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Premiums payable in connection with Principal Prepayments made on or before the Cut-off Date, the Net WAC Reserve Fund, the Supplemental Interest Account and the Swap Agreement.

“REMIC I Regular Interest”: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a “regular interest” in REMIC I.

“REMIC II”: The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the Certificateholders pursuant to Section 2.08 and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC II Accretion Directed Class”: As set forth in the Section 1.03 under the heading entitled “REMIC II.”

“REMIC II Regular Interest”: Any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a “regular interest” in REMIC II.

“REMIC III”: The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the Certificateholders pursuant to Section 2.08 and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC Provisions”: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

“Remittance Report”: A report in form mutually agreed to between the Master Servicer and each Servicer on a magnetic disk or tape or in electronic format prepared by each Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trust Administrator and each such Servicer.

“Rents from Real Property”: With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term “rents from real property.”

“REO Account”: Each of the accounts maintained, or caused to be maintained, by the related Servicer in respect of an REO Property pursuant to Section 3.23.

“REO Disposition”: The sale or other disposition of an REO Property on behalf of the Trust Fund.

“REO Imputed Interest”: As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month’s interest at the applicable Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

“REO Principal Amortization”: With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the related Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

“REO Property”: A Mortgaged Property acquired by the related Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

“Request for Release”: A release signed by a Servicing Officer, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer, in the form of Exhibit E-1 attached hereto.

“Required Net WAC Reserve Fund Deposit”: With respect to any Distribution Date the excess, if any, of (i) $1,000 over (ii) the amount of funds on deposit in the Net WAC Reserve Fund prior to deposits thereto on such Distribution Date.

“Reserve Interest Rate”: With respect to any Interest Determination Date, the rate per annum that the Trust Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trust Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trust Administrator are quoting on such Interest Determination Date to leading European banks.

“Residential Dwelling”: Any one of the following: (i) an attached or detached one-family dwelling, (ii) an attached or detached two- to four-family dwelling, (iii) an attached or detached one-family dwelling unit in a condominium project, (iv) an attached or detached one-family dwelling in a planned unit development, none of which is a cooperative or mobile home (as defined in 42 United States Code, Section 5402(6)), or (v) a manufactured home.

“Residual Certificates”: As specified in the Preliminary Statement.

“Residual Interest”: The sole class of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

“Responsible Officer”: When used with respect to the Trustee, Master Servicer or the Trust Administrator, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee, Master Servicer or the Trust Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“S&P”: Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

“Securities Act”: means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Seller”: DLJ Mortgage Capital, Inc., or its successor in interest, in its capacity as seller.

“Servicer”: SPS and/or Nationstar Mortgage, or, in each case, any successor servicer appointed as herein provided, in its capacity as a servicer hereunder.

“Servicer Prepayment Premium Payment Amount”: The amounts payable by each Servicer in respect of any waived Prepayment Premiums pursuant to Section 2.03(b)(ii).

“Servicer Remittance Date”: With respect to any Distribution Date, 1:00 p.m. New York time on the 21st day of each month or, if such 21st day is not a Business Day, the Business Day immediately following such 21st day.

“Service(s)(ing)”: In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust by an entity that meets the definition of “servicer” set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in 1108 of Regulation AB.  For clarification purposes, any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

“Servicing Account”: The account or accounts created and maintained pursuant to Section 3.09.

“Servicing Advances”: The reasonable “out-of-pocket” costs and expenses incurred prior to, on or after the Cut-off Date by a Servicer or the Master Servicer (as successor servicer) in the performance of its servicing obligations (including the reasonable fees of counsel) in connection with a default, delinquency or other unanticipated event, including, but not limited to, the cost of (i) the inspection, preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the reasonable fees in connection with the management and liquidation of any REO Property (including default management and similar services, appraisal services and real estate broker services), (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.13, Section 3.14, Section 3.16 and Section 3.23, (v) locating documents missing from the Mortgage File or Servicing File and (vi) obtaining any broker price opinion.  Servicing Advances also include any reasonable “out-of-pocket” cost and expenses (including legal fees) incurred by a Servicer or the Master Servicer (as successor servicer) in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments of Mortgage to the extent not recovered from the Mortgagor or otherwise payable under this Agreement.  None of the Servicers nor the Master Servicer (as successor servicer) shall be required to make any Nonrecoverable Servicing Advances.

“Servicing Criteria”:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

“Servicing Fee”: With respect to each Servicer and each Mortgage Loan serviced by that Servicer and for any calendar month, an amount equal to one month’s interest at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month, subject to reduction as provided in Section 3.24.  A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

“Servicing Fee Rate”: 0.50% per annum.

“Servicing File”: With respect to each Mortgage Loan, the Servicing File for such Mortgage Loan shall consist of copies of each item required to be in the Mortgage File (for the avoidance of doubt, the original of each such document shall be maintained in the Mortgage File for such Mortgage Loan unless otherwise permitted to be released in accordance with this Agreement) and the following documents listed below.

(i)

Residential loan application.

(ii)

Mortgage Loan closing statement.

(iii)

Verification of employment and income, if applicable.

(iv)

Verification of acceptable evidence of source and amount of downpayment, if applicable.

(v)

Credit report on Mortgagor.

(vi)

Residential appraisal report.

(vii)

Photograph of the Mortgaged Property.

(viii)

Survey of the Mortgaged Property.

(ix)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

(x)

All required disclosure statements.

(xi)

If required in an appraisal, termite report, structural engineer’s report, water potability and septic certification.

(xii)

Sales Contract, if applicable.

“Servicing Function Participant”: Any Sub-Servicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trust Administrator and the Trustee, that is determined to be “participating in a servicing function” within the meaning of Item 1122 of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans (measured as the weighted average of the monthly percentages of the aggregate Stated Principal Balance of the Mortgage Loans serviced by such participant during the commencement of the calendar year prior to the year in which an Assessment of Compliance is required to be delivered, multiplied by a fraction, the numerator of which is the number of months in such year during which such Servicing Function Participant Services the related Mortgage Loans and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).

“Servicing Officer”: Any employee of a Servicer or the Master Servicer, as applicable, involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by such Servicer or the Master Servicer to the Trustee, Trust Administrator and the Depositor on the Closing Date, as such list may from time to time be amended.

“SFAS 140”:  Statement of Accounting Standards No. 140 of the Financial Accounting Standards Board, as in effect as the date hereof.

“Single Certificate”: With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance or Notional Amount of $1,000.  With respect to the Class P Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 20% Percentage Interest in such Class.

“Sole Affected Party”: As defined in the ISDA Master Agreement.

“Special Servicer”: As defined in Section 3.16(e) herein.

“SPS”: Select Portfolio Servicing, Inc., or any successor in interest.

“Startup Day”: With respect to each REMIC formed hereby, the day designated as such pursuant to Section 10.01(b) hereof.

“Stated Principal Balance”: With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the principal balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the related Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the related Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation or Debt Service Reduction made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero.  With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the related Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

“Stepdown Date”: The earlier to occur of (1) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero (assuming that 100% of the Basic Principal Distribution Amount and any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount is applied as principal on such Distribution Date (assuming for this purpose prior to the Stepdown Date)) and (2) the later to occur of (x) the Distribution Date occurring in December 2009 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Due Period but before giving effect to distributions on the Certificates on such Distribution Date) is greater than or equal to 48.50% (for the purpose of this definition only, Credit Enhancement Percentage shall be calculated prior to the distribution of Principal Distribution Amounts on the Mezzanine Certificates).

“Subcontractor”: Any vendor, subcontractor or other Person that (i) is a Servicing Function Participant and (ii) is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the related Servicer (or a Sub-Servicer of the Servicer), or the Trustee.

“Subgroup”:  Any of Subgroup 1 or Subgroup 2, as applicable.

“Subgroup 1”: Those certain Mortgage Loans identified as belonging to Subgroup 1 on the Mortgage Loan Schedule.

“Subgroup 1 Certificates”: The Class A1 Certificates.

“Subgroup 1 Interest Remittance Amount”: With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date attributable to interest received or advanced with respect to the Subgroup 1 Mortgage Loans and to Compensating Interest paid by a Servicer or the Master Servicer (as successor servicer) with respect to the Subgroup 1 Mortgage Loans.

“Subgroup 1 Mortgage Loans”: The Mortgage Loans relating to Subgroup 1.

“Subgroup 1 Maximum Rate”: With respect to the Subgroup 1 Certificates and any Distribution Date and the related Interest Accrual Period a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the sum of (i) the difference between (A) the weighted average of the Maximum Loan Rates (in the case of the Adjustable Rate Mortgage Loans) and the Loan Rates (in the case of the fixed-rate Mortgage Loans), in each case, of the Subgroup 1 Mortgage Loans as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the related Stated Principal Balances as of such date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date) and (B) the sum of (1) the Servicing Fee Rate for the Subgroup 1 Mortgage Loans and (2) the LPA Fee Rate for the Subgroup 1 Mortgage Loans and (ii) the Subgroup 1 Net Counterparty Payment for such Distribution Date multiplied by a fraction, the numerator of which is 12, and the denominator of which is equal to the aggregate Stated Principal Balance of the Subgroup 1 Mortgage Loans as of the first day of the month preceding the month of such Distribution Date (subject to the adjustment for prepayments received and distributed in the month prior to that Distribution Date and expressed as a percentage).

“Subgroup 1 Net Counterparty Payment”: With respect to any Distribution Date, an amount equal to the sum of (i) any Net Counterparty Payment and (ii) the Swap Termination Payment required to be paid by the Swap Counterparty, if any, multiplied by a fraction the numerator of which is the aggregate Stated Principal Balance of the Subgroup 1 Mortgage Loans, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans, in each case as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date).

“Subgroup 1 Net Trust Swap Payment”: With respect to any Distribution Date, is an amount equal to the sum of the (i) Net Trust Swap Payment and (ii) Swap Termination Payment required to be paid by the Supplemental Interest Trust unless the Swap Counterparty is the Defaulting Party or Sole Affected Party, if any, multiplied by a fraction the numerator of which is the aggregate Stated Principal Balance of the Subgroup 1 Mortgage Loans, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans, in each case as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date).

“Subgroup 1 Net WAC Rate”: With respect to the Subgroup 1 Certificates and any Distribution Date and the related Interest Accrual Period, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the difference between (A) the weighted average of the Loan Rates of the Subgroup 1 Mortgage Loans as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the related Stated Principal Balances as of such date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date) and (B) the sum of (1) the Servicing Fee Rate for the Subgroup 1 Mortgage Loans, (2) the LPA Fee Rate for the Subgroup 1 Mortgage Loans and (3) the Subgroup 1 Net Trust Swap Payment for such Distribution Date multiplied by a fraction, the numerator of which is 12, and the denominator of which is equal to the aggregate Stated Principal Balance of the Subgroup 1 Mortgage Loans as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date and expressed as a percentage).

“Subgroup 1 Percentage”: With respect to any Distribution Date will equal the percentage equivalent of a fraction, the numerator of which is the Subgroup 1 Principal Remittance Amount for such Distribution Date and the denominator of which is the Principal Remittance Amount for such Distribution Date.

“Subgroup 1 Principal Distribution Amount”: With respect to any Distribution Date, the product of (i) the Subgroup 1 Percentage for such Distribution Date and (ii) the Class A Principal Distribution Amount for such Distribution Date.

“Subgroup 1 Principal Remittance Amount”: With respect to any Distribution Date, means the portion of the Principal Remittance Amount for such Distribution Date derived from the Subgroup 1 Mortgage Loans.

“Subgroup 2”: Those certain Mortgage Loans identified as belonging to Subgroup 2 on the Mortgage Loan Schedule.

“Subgroup 2 Certificates”:  The Class A2, Class A3, Class A4 and Class A5 Certificates.

“Subgroup 2 Interest Remittance Amount”: With respect to any Distribution Date is that portion of the Available Distribution Amount for such Distribution Date attributable to interest received or advanced with respect to the Subgroup 2 Mortgage Loans and Compensating Interest paid by the Servicers or the Master Servicer (as successor servicer) with respect to the Subgroup 2 Mortgage Loans.

“Subgroup 2 Mortgage Loans”: The Mortgage Loans relating to Subgroup 2.

“Subgroup 2 Maximum Rate”: With respect to the Subgroup 2 Certificates and any Distribution Date and the related Interest Accrual Period a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the sum of (i) the difference between (A) the weighted average of the Maximum Loan Rates (in the case of Adjustable Rate Mortgage Loans) and the Loan Rates (in the case of the fixed-rate Mortgage Loans), in each case, of the Subgroup 2 Mortgage Loans as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the related Stated Principal Balances as of such date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date) and (B) the sum of (1) the Servicing Fee Rate for the Subgroup 2 Mortgage Loans and (2) the LPA Fee Rate for the Subgroup 2 Mortgage Loans and (ii) the Subgroup 2 Net Counterparty Payment for such Distribution Date multiplied by a fraction, the numerator of which is 12, and the denominator of which is equal to the aggregate Stated Principal Balance of the Subgroup 2 Mortgage Loans as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date and expressed as a percentage).

“Subgroup 2 Net Counterparty Payment”: With respect to any Distribution Date, an amount equal to the sum of (i) any Net Counterparty Payment and (ii) the Swap Termination Payment required to be paid by the Swap Counterparty, if any, multiplied by a fraction the numerator of which is the aggregate Stated Principal Balance of the Subgroup 2 Mortgage Loans, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans, in each case as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date).

“Subgroup 2 Net Trust Swap Payment”: With respect to any Distribution Date, an amount equal to, the sum of (i) any Net Trust Swap Payment and (ii) Swap Termination Payment required to be paid by the Supplemental Interest Trust unless the Swap Counterparty is the Defaulting Party or Sole Affected Party, if any, multiplied by a fraction the numerator of which is the aggregate Principal Balance of the Subgroup 2 Mortgage Loans, and the denominator of which is the aggregate Principal Balance of the Mortgage Loans, in each case as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to such Distribution Date).

“Subgroup 2 Net WAC Rate”: With respect to the Subgroup 2 Certificates and any Distribution Date and the related Interest Accrual Period, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the difference between (A) the weighted average of the Loan Rates of the Subgroup 2 Mortgage Loans as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the related Stated Principal Balances as of such date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date) and (B) the sum of (1) the Servicing Fee Rate for the Subgroup 2 Mortgage Loans, (2) the LPA Fee Rate for the Subgroup 2 Mortgage Loans and (3) the Subgroup 2 Net Trust Swap Payment for such Distribution Date multiplied by a fraction, the numerator of which is 12, and the denominator of which is equal to the aggregate Stated Principal Balance of the Subgroup 2 Mortgage Loans as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date and expressed as a percentage).

“Subgroup 2 Percentage”: With respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the Subgroup 2 Principal Remittance Amount for such Distribution Date and the denominator of which is the Principal Remittance Amount for such Distribution Date.

“Subgroup 2 Principal Distribution Amount”: With respect to any Distribution Date, the product of (i) the Subgroup 2 Percentage for such Distribution Date and (ii) the Class A Principal Distribution Amount for such Distribution Date.

“Subgroup 2 Principal Remittance Amount”: With respect to any Distribution Date, means the portion of the Principal Remittance Amount for such Distribution Date derived from the Subgroup 2 Mortgage Loans.

“Subgroup Subordinate Amount” With respect to any Subgroup and any Distribution Date is the aggregate Stated Principal Balance of such Subgroup as of the first day of the month preceding the month of such Distribution Date (after giving effect to Monthly Payments of principal due on such date and subject to adjustment for prepayments received and distributed in the month prior to that Distribution Date) minus the aggregate Certificate Principal Balance of the related Class or Classes of Class A Certificates.

“Subordinate Certificates”: As set forth in the Preliminary Statement.

“Subordinate Maximum Rate”: With respect to the Mezzanine Certificates and any Distribution Date, a per annum rate equal to the weighted average of the Subgroup 1 Maximum Rate and the Subgroup 2 Maximum Rate weighted in proportion to the related Subgroup Subordinate Amounts.

“Subordinate Net WAC Rate”: With respect to the Mezzanine Certificates and any Distribution Date, a per annum rate equal to the weighted average of the Subgroup 1 Net WAC Rate and the Subgroup 2 Net WAC Rate weighted in proportion to the related Subgroup Subordinate Amounts.

“Sub-Servicer”: Any Person with which a Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

“Sub-Servicing Account”: An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the related Servicer.

“Sub-Servicing Agreement”: The written contract between a Servicer and a Sub-Servicer relating to servicing and administration of certain related Mortgage Loans as provided in Section 3.02.

“Substitution Shortfall Amount”: As defined in Section 2.03(c) herein.

“Supplemental Interest Account”: As defined in Section 4.07 hereof.

“Supplemental Interest Trust”: The trust created pursuant to Section 4.07 herein and designated as the “Supplemental Interest Trust,” consisting of the Swap Agreement, the Supplemental Interest Account and the right to receive amounts as provided in Section 4.01.

“Swap Agreement”: The swap agreement relating to the Certificates consisting of a 1992 ISDA Master Agreement (Multicurrency Cross-Border), the schedule and the 1994 ISDA Credit Support Annex (Bilateral Form New York Law), each dated as of the Closing Date, and the related confirmation thereto, between the Trustee on behalf of the Supplemental Interest Trust and the Swap Counterparty (which agreement is acknowledged and agreed to by the Trust Administrator), as such agreement may be amended and supplemented in accordance with its terms.

“Swap Business Day”: A “Business Day” as such term is defined in the Swap Agreement.

“Swap Counterparty”: Credit Suisse International, or any successor in interest thereto in accordance with the Swap Agreement.

“Swap Counterparty Payment”: With respect to a Swap Payment Date, the payment, if any, made by the Swap Counterparty to the Trust Administrator, on behalf of the Supplemental Interest Trust, for the benefit of the holders of the Certificates as determined in accordance with the Swap Agreement.

“Swap Event of Default”: An “Event of Default” as such term is defined in the Swap Agreement.

“Swap Notional Amount”: With respect to the Swap Agreement, the notional amount as determined in accordance with the terms of the Confirmation of the Swap Agreement.

“Swap Payment Date”: One Swap Business Day prior to the 25th day of each calendar month beginning in December 2006 through and including November 2011.

“Swap Termination Date”:  The Swap Payment Date in November 2011, after any required payment is made.

“Swap Termination Payment”: Upon the designation of an “Early Termination Date” as defined in the Swap Agreement, the payment to be made by the Trust Administrator to the Supplemental Interest Account for payment to the Swap Counterparty, or by the Swap Counterparty to the Supplemental Interest Account for payment to the Trust, as applicable, pursuant to the terms of the Swap Agreement.

“Tax Returns”: Each federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as multiple REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

“Telerate Page 3750”: The display designated as page “3750” on the Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

“Terminating Entity”:  With respect to any Optional Termination Date, the majority Class X Certificateholder (as long as (a) it is not an affiliate of the Depositor or the Seller or (b) the Class X Certificates are not securing a NIM Note), so long as it provides notice to SPS of its intent to act as the Terminating Entity by the first day of the month next preceding such Distribution Date.  If the majority Class X Certificateholder does not provide such notice then SPS, so long as SPS provides notice to the Trustee and the Trust Administrator of its intent to act as the Terminating Entity by the fifth day of the month next preceding such Distribution Date.

“Termination Price”: As defined in Section 9.01 herein.

“Third Party Claims”: As defined in Section 8.05(b)

“Transfer”: Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

“Transferor”: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

“Trigger Event”:  A Trigger Event has occurred with respect to any Distribution Date on or after the Stepdown Date if (i) the Delinquency Percentage exceeds 33.00% of the Credit Enhancement Percentage for such Distribution Date or (ii) the cumulative Realized Losses as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Percentage
December 2008-November 2009	1.35%*
December 2009-November 2010	3.00%*
December 2010-November 2011	4.75%*
December 2011-November 2012	6.15%*
December 2012-November 2013	6.90%*
December 2013 and thereafter	6.95%

_______________________

*

The percentages set forth in the table above are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates.  The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

“Trust”: Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6, the trust created under this Agreement.

“Trust Administrator”: Wells Fargo Bank, National Association, or any successor in interest, and if a successor trust administrator is appointed as herein provided, such successor in its capacity as trust administrator hereunder.

“Trust Fund”: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date, (ii) the Collection Accounts, the Distribution Account and the Net WAC Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement (including, without limitation, amounts received from the Seller on the Closing Date which shall be deposited by the Trust Administrator in the Distribution Account pursuant to Section 2.01), (iii) the Depositor’s rights under the Mortgage Loan Purchase Agreements, the Assignment and Assumption Agreement and the Reconstitution Agreements, (iv) the Trust’s rights under the Swap Agreement, (v) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

“Trust Swap Payment”: With respect to any Swap Payment Date, the payment, if any, made by the Trust Administrator, on behalf of the Supplemental Interest Trust to the Swap Counterparty, as determined in accordance with the Swap Agreement.

“Trustee”: U.S. Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as Trustee for the benefit of the Certificateholders under this Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

“Underwriter”: Credit Suisse Securities (USA) LLC.

“Underwriter’s Exemption”: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

“Uninsured Cause”: Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

“United States Person”: A “United States person” within the meaning set forth in Section 7701 of the Code.

“Unpaid Interest Shortfall Amount”: For (i) the first Distribution Date and with respect to the Senior Certificates and the Mezzanine Certificates, zero, and for such Class of Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class of Certificates for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class of Certificates for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class of Certificates in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Class of Certificates on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate on such Distribution Date for such Class of Certificates for the related Interest Accrual Period.

“Value”: With respect to any Mortgaged Property related to a Mortgage Loan, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the related Originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by the related Originator in the event any such review appraisal determines an appraised value more than ten percent (10%) lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above in the case of a Mortgage Loan with an LTV less than or equal to eighty percent (80%), or more than five percent (5%) lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above, in the case of a Mortgage Loan with an LTV greater than eighty percent (80%), as determined by an appraisal referred to in clause (i)(a), and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the related Originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (2) the value thereof as determined by a review appraisal conducted by the related Originator in the event any such review appraisal determines an appraised value more than ten percent (10%) lower than the value thereof as determined by the appraisal referred to in clause (ii)(A)(1) above, in the case of a Mortgage Loan with an LTV less than or equal to eighty percent (80%), or more than five percent (5%) lower than the value thereof as determined by the appraisal referred to in clause (ii)(a)(1) above, in the case of a Mortgage Loan with an LTV greater than eighty percent (80%), as determined by the appraisal referred to in clause (ii)(A)(1) and (B) in the case of a Mortgage Loan originated in connection with a “lease-option purchase”, such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the related Originator of such Mortgage Loan at the time or origination or the sale price of such Mortgaged Property if the “lease option purchase price” was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the related Originator of such Mortgage Loan at the time of origination if the “lease option purchase price” was set 12 months or more prior to origination.

“Voting Rights”: The portion of the voting rights of all of the Certificates that is allocated to any Certificate.  With respect to any date of determination, 97% of all voting rights will be allocated among all Holders of the LIBOR Certificates in proportion to their then outstanding Certificate Principal Balances (provided, however, that 98% of all voting rights shall be allocated to the LIBOR Certificates at any time that a NIM Note is outstanding and is secured by the Class X Certificates), 1% of all voting rights will be allocated among the Holders of the Class X Certificates (provided, however, that if such Certificates are securing any NIM Note, the Class X Certificates shall have no voting rights while such NIM Notes remain outstanding); 1% of all voting rights will be allocated among the Holders of the Class P Certificates, and 1% of all voting rights will be allocated among Holders of the Residual Certificates.  Voting Rights allocated to a Class shall be allocated among the Certificates of such Class in proportion to the outstanding Percentage Interests evidenced by their respective Certificates.

SECTION 1.02.

Allocation of Certain Interest Shortfalls.

For purposes of calculating the amount of the Monthly Interest Distributable Amount for the Senior and Subordinate Certificates for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to the Class X Certificates in reduction of the Class X Distribution Amount and thereafter, among the Class A Certificates and the other Classes of Subordinate Certificates on a pro rata basis based on such Monthly Interest Distributable Amount prior to giving effect to any such reduction.

SECTION 1.03.

Designation of Interests in REMIC

(a)

 Designation of Interests in REMIC

The Trust Administrator shall elect that each of REMIC I, REMIC II and REMIC III be treated as a REMIC under Section 860D of the Code.  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.  The assets of REMIC I shall include the Mortgage Loans, the accounts (other than the Net WAC Reserve Fund, the Swap Agreement and the Supplemental Interest Account), any REO Property, and any proceeds of the foregoing.  The REMIC I Regular Interests shall constitute the assets of REMIC II.  The REMIC II Regular Interests shall constitute the assets of REMIC III (the “Master REMIC”).

REMIC I:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC I, each of which (other than the R-I interest) is hereby designated as a regular interest in REMIC I (the “REMIC I Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate
T1-A	$ 19,807,750.96	(1)
T1-F1	$ 4,208,906.50	(2)
T1-V1	$ 4,208,906.50	(3)
T1-F2	$ 4,786,580.00	(2)
T1-V2	$ 4,786,580.00	(3)
T1-F3	$ 5,356,699.50	(2)
T1-V3	$ 5,356,699.50	(3)
T1-F4	$ 5,916,111.50	(2)
T1-V4	$ 5,916,111.50	(3)
T1-F5	$ 6,461,017.00	(2)
T1-V5	$ 6,461,017.00	(3)
T1-F6	$ 6,992,385.50	(2)
T1-V6	$ 6,992,385.50	(3)
T1-F7	$ 7,692,206.00	(2)
T1-V7	$ 7,692,206.00	(3)
T1-F8	$ 8,183,673.00	(2)
T1-V8	$ 8,183,673.00	(3)
T1-F9	$ 8,653,477.50	(2)
T1-V9	$ 8,653,477.50	(3)
T1-F10	$ 9,098,121.50	(2)
T1-V10	$ 9,098,121.50	(3)
T1-F11	$ 9,518,804.50	(2)
T1-V11	$ 9,518,804.50	(3)
T1-F12	$ 9,911,444.50	(2)
T1-V12	$ 9,911,444.50	(3)
T1-F13	$ 10,587,255.00	(2)
T1-V13	$ 10,587,255.00	(3)
T1-F14	$ 11,094,936.50	(2)
T1-V14	$ 11,094,936.50	(3)
T1-F15	$ 11,239,775.50	(2)
T1-V15	$ 11,239,775.50	(3)
T1-F16	$ 11,169,011.50	(2)
T1-V16	$ 11,169,011.50	(3)
T1-F17	$ 11,098,286.50	(2)
T1-V17	$ 11,098,286.50	(3)
T1-F18	$ 10,763,691.00	(2)
T1-V18	$ 10,763,691.00	(3)
T1-F19	$ 10,452,985.50	(2)
T1-V19	$ 10,452,985.50	(3)
T1-F20	$ 10,139,146.50	(2)
T1-V20	$ 10,139,146.50	(3)
T1-F21	$ 12,955,928.00	(2)
T1-V21	$ 12,955,928.00	(3)
T1-F22	$ 12,564,722.00	(2)
T1-V22	$ 12,564,722.00	(3)
T1-F23	$ 14,192,733.00	(2)
T1-V23	$ 14,192,733.00	(3)
T1-F24	$ 13,442,110.00	(2)
T1-V24	$ 13,442,110.00	(3)
T1-F25	$ 12,967,107.50	(2)
T1-V25	$ 12,967,107.50	(3)
T1-F26	$ 12,278,969.00	(2)
T1-V26	$ 12,278,969.00	(3)
T1-F27	$ 9,683,349.00	(2)
T1-V27	$ 9,683,349.00	(3)
T1-F28	$ 9,142,118.50	(2)
T1-V28	$ 9,142,118.50	(3)
T1-F29	$ 7,344,609.50	(2)
T1-V29	$ 7,344,609.50	(3)
T1-F30	$ 7,389,156.50	(2)
T1-V30	$ 7,389,156.50	(3)
T1-F31	$ 6,944,537.50	(2)
T1-V31	$ 6,944,537.50	(3)
T1-F32	$ 63,252,569.50	(2)
T1-V32	$ 63,252,569.50	(3)
T1-F33	$ 7,814,543.50	(2)
T1-V33	$ 7,814,543.50	(3)
T1-F34	$ 47,172,469.00	(2)
T1-V34	$ 47,172,469.00	(3)
T1-F35	$ 3,019,632.00	(2)
T1-V35	$ 3,019,632.00	(3)
T1-F36	$ 2,789,258.50	(2)
T1-V36	$ 2,789,258.50	(3)
T1-F37	$ 2,695,624.00	(2)
T1-V37	$ 2,695,624.00	(3)
T1-F38	$ 2,553,716.00	(2)
T1-V38	$ 2,553,716.00	(3)
T1-F39	$ 2,392,523.00	(2)
T1-V39	$ 2,392,523.00	(3)
T1-F40	$ 2,286,434.50	(2)
T1-V40	$ 2,286,434.50	(3)
T1-F41	$ 1,782,282.50	(2)
T1-V41	$ 1,782,282.50	(3)
T1-F42	$ 1,723,622.50	(2)
T1-V42	$ 1,723,622.50	(3)
T1-F43	$ 2,299,105.00	(2)
T1-V43	$ 2,299,105.00	(3)
T1-F44	$ 3,000,785.00	(2)
T1-V44	$ 3,000,785.00	(3)
T1-F45	$ 1,655,241.00	(2)
T1-V45	$ 1,655,241.00	(3)
T1-F46	$ 13,919,663.50	(2)
T1-V46	$ 13,919,663.50	(3)
T1-F47	$ 1,173,955.50	(2)
T1-V47	$ 1,173,955.50	(3)
T1-F48	$ 918,689.50	(2)
T1-V48	$ 918,689.50	(3)
T1-F49	$ 760,524.50	(2)
T1-V49	$ 760,524.50	(3)
T1-F50	$ 737,276.50	(2)
T1-V50	$ 737,276.50	(3)
T1-F51	$ 714,750.50	(2)
T1-V51	$ 714,750.50	(3)
T1-F52	$ 692,923.00	(2)
T1-V52	$ 692,923.00	(3)
T1-F53	$ 671,772.00	(2)
T1-V53	$ 671,772.00	(3)
T1-F54	$ 651,277.50	(2)
T1-V54	$ 651,277.50	(3)
T1-F55	$ 631,431.50	(2)
T1-V55	$ 631,431.50	(3)
T1-F56	$ 612,183.50	(2)
T1-V56	$ 612,183.50	(3)
T1-F57	$ 593,560.50	(2)
T1-V57	$ 593,560.50	(3)
T1-F58	$ 576,118.00	(2)
T1-V58	$ 576,118.00	(3)
T1-F59	$ 559,095.50	(2)
T1-V59	$ 559,095.50	(3)
T1-F60	$ 13,331,118.50	(2)
T1-V60 (5)	$ 13,331,118.50	(3)
R-I	(4)	(4)

(1)

The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for the T1-A Interest is a per annum rate equal to the weighted average of the Net Mortgage Rate of all the Mortgage Loans as of the first day of the related Due Period, weighted on their outstanding principal balances of such day and adjusted to take into account any prepayments of principal occurring after such day that were distributed in the prior calendar month (the “REMIC Net WAC Rate”).

(2)

The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for each of these interests is a per annum rate equal to the lesser of (i) 10.638%, and (ii) the product of (a) the REMIC Net WAC Rate and (b) 2.

(3)

For any Distribution Date (and the related Interest Accrual Period) the interest rate for each of these Lower Tier Interests shall be the excess, if any, of (i) the product of (a) the REMIC Net WAC Rate and (b) 2, over (ii) 10.638%.

(4)

The R-I interest shall not have a principal balance and shall not bear interest.  The R-I interest is hereby designated as the sole class of residual interest in REMIC I.

(5)

This interest shall also be entitled to all Prepayment Premiums received in respect of the Mortgage Loans.

On the Business Day prior to each Distribution Date, all Realized Losses and all payments of principal shall be allocated in the following order of priority:

(i)

First, to the T1-A interest until the outstanding principal balance of such interest is reduced to zero, and

(ii)

Second, to the outstanding T1 interest with the lowest numerical denomination until such interest is reduced to zero; provided that in the case of T1 interests with the same numerical denomination, principal shall be allocated equally between such interests.

REMIC II:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC II, each of which (other than the R-II interest) is hereby designated as a regular interest in REMIC II (the “REMIC II Regular Interests”):

REMIC Interest	Initial Principal Balance of REMIC Interest	Interest Rate	Corresponding Class of REMIC III Interest
T2-A1(5)	(6)	(1)	A1
T2-A2(5)	(6)	(1)	A2
T2-A3(5)	(6)	(1)	A3
T2-A4(5)	(6)	(1)	A4
T2-A5(5)	(6)	(1)	A5
T2-M1(5)	(6)	(1)	M1
T2-M2(5)	(6)	(1)	M2
T2-M3(5)	(6)	(1)	M3
T2-M4(5)	(6)	(1)	M4
T2-M5(5)	(6)	(1)	M5
T2-M6(5)	(6)	(1)	M6
T2-M7(5)	(6)	(1)	M7
T2-M8(5)	(6)	(1)	M8
T2-M9(5)	(6)	(1)	M9
T2-M10(5)	(6)	(1)	M10
T2-M11(5)	(6)	(1)	M11
T2-P (4) (5)	(6)	(1)	P
T2-Accrual Interest	(7)	(1)	N/A
T2-IO	(2)	(2)	N/A
R-II	(3)	(3)	N/A

___________________________

(1)

The interest rate for each of these interests (the “REMIC Maximum Rate”) with respect to any Distribution Date (and the related Interest Accrual Period) is a per annum rate equal to the weighted average of the interest rates on the REMIC I Regular Interests, provided, however, that for any Distribution Date on which the Class T2-IO Interest is entitled to a portion of the interest accruals on a REMIC I interest having an “F” in its class designation, as described in footnote two below, such weighted average shall be computed by first subjecting the rate on such REMIC I interest to a cap equal to the product of the interest rate used to compute the Swap Counterparty Payment adjusted to reflect the day count convention used for such interest rate (“Swap LIBOR”) for such Distribution Date and 2.

(2)

The Class T2-IO is an interest only class that does not have a principal balance.  For only those Distribution Dates listed in the first column in the table below, the Class T2-IO shall be entitled to interest accrued on the REMIC I interest listed in the second column in the table below at a per annum rate equal to the excess, if any, of (i) the interest rate for such REMIC I interest for such Distribution Date over (ii) the product of Swap LIBOR for such Distribution Date and 2.

Distribution Dates	Pooling REMIC Class Designation
1	Class T1-F1
1-2	Class T1-F2
1-3	Class T1-F3
1-4	Class T1-F4
1-5	Class T1-F5
1-6	Class T1-F6
1-7	Class T1-F7
1-8	Class T1-F8
1-9	Class T1-F9
1-10	Class T1-F10
1-11	Class T1-F11
1-12	Class T1-F12
1-13	Class T1-F13
1-14	Class T1-F14
1-15	Class T1-F15
1-16	Class T1-F16
1-17	Class T1-F17
1-18	Class T1-F18
1-19	Class T1-F19
1-20	Class T1-F20
1-21	Class T1-F21
1-22	Class T1-F-22
1-23	Class T1-F23
1-24	Class T1-F24
1-25	Class T1-F25
1-26	Class T1-F26
1-27	Class T1-F27
1-28	Class T1-F28
1-29	Class T1-F29
1-30	Class T1-F30
1-31	Class T1-F31
1-32	Class T1-F32
1-33	Class T1-F33
1-34	Class T1-F34
1-35	Class T1-F35
1-36	Class T1-F36
1-37	Class T1-F37
1-38	Class T1-F38
1-39	Class T1-F39
1-40	Class T1-F40
1-41	Class T1-F41
1-42	Class T1-F42
1-43	Class T1-F43
1-44	Class T1-F44
1-45	Class T1-F45
1-46	Class T1-F46
1-47	Class T1-F47
1-48	Class T1-F48
1-49	Class T1-F49
1-50	Class T1-F50
1-51	Class T1-F51
1-52	Class T1-F52
1-53	Class T1-F53
1-54	Class T1-F54
1-55	Class T1-F55
1-56	Class T1-F56
1-57	Class T1-F57
1-58	Class T1-F58
1-59	Class T1-F59
1-60	Class T1-F60

(3)

The R-II interest shall not have a principal amount and shall not bear interest.  The R-II interest is hereby designated as the sole class of residual interest in REMIC II.

(4)  This interest shall also be entitled to all Prepayment Premiums received in respect of the Mortgage Loans.

(5)

This interest is a REMIC II Accretion Directed Class.

(6)  This interest shall have an Initial Principal Balance equal to one-half of the initial Class Principal Balance of its Corresponding Class of REMIC III Interests.

(7)  This interest shall have an Initial Principal Balance equal to the excess of (i) the aggregate Stated Principal Balance of the Mortgage Loans over (ii) the aggregate Initial Class Principal Balance of the REMIC II Accretion Directed Classes.

On the Business Day prior to each Distribution Date, interest shall be allocated with respect to the interests in REMIC II based on the above-described interest rates, provided however, that interest that accrues on the T2-Accrual Interest shall be deferred to the extent necessary to make the distributions of principal described below.  Any interest so deferred shall itself bear interest at the interest rate for the T2-Accrual Interest.

On the Business Day prior to each Distribution Date the principal distributed on the REMIC interests (together with an amount equal to the interest deferred on the T2-Accrual Interest for such Distribution Date) shall be distributed, and Realized Losses shall be allocated, among the interests in REMIC II in the following order of priority:

(a)

First, to each interest in REMIC II having a Corresponding Class in REMIC III until the outstanding principal amount of each such interest equals one-half of the outstanding principal amount of such Corresponding Class for such interest immediately after such Distribution Date; and

(b)

Second, to the T2-Accrual Interest, any remaining amounts.

Master REMIC - Certificates:

The following table sets forth characteristics of the Certificates:

Class	Original Certificate Principal Balance	Pass-Through Rate
Class A1	$ 178,248,000.00	(1)
Class A2	$ 309,114,000.00	(1)
Class A3	$ 78,184,000.00	(1)
Class A4	$ 125,464,000.00	(1)
Class A5	$ 40,911,000.00	(1)
Class M1	$ 50,720,000.00	(1)
Class M2	$ 42,035,000.00	(1)
Class M3	$ 15,946,000.00	(1)
Class M4	$ 18,842,000.00	(1)
Class M5	$ 16,909,000.00	(1)
Class M6	$ 11,112,000.00	(1)
Class M7	$ 11,595,000.00	(1)
Class M8	$ 8,696,000.00	(1)
Class M9	$ 11,595,000.00	(1)
Class M10	$ 14,493,000.00	(1)
Class M11	$ 13,044,000.00	(1)
Class X	(2)	(2)
Class P	$100	(3)
Swap Amount	(4)	(4)
Class R (5)	N/A	N/A

(1)

The lesser of the related Formula Rate and the applicable Net WAC Rate.  For purposes of the REMIC Provisions, the reference to “Net WAC Rate” in the preceding sentence shall be deemed to be a reference to the REMIC Maximum Rate; therefore, on any Distribution Date on which the Pass-Through Rate for this Class of Certificates exceeds the REMIC Maximum Rate, interest accruals based on such excess shall be treated as having been paid from the Net WAC Reserve Fund or the Supplemental Interest Trust, as applicable; on any Distribution Date on which the Pass-Through Rate on this Class of Certificates is based on the Net WAC Rate, the amount of interest that would have accrued on this Class of Certificates if the REMIC Maximum Rate were substituted for the Net WAC Rate shall be treated as having been paid by the holders of such Certificates to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(l) hereof.

(2)

The Class X Certificate has a notional balance equal to the aggregate Stated Principal Balance of the Mortgage Loans.  The initial interest rate of the Class X Certificate shall be a rate sufficient to cause all net interest from the Mortgage Loans to accrue on the Class X Certificate that is in excess of the amount of interest that accrues on the Class A Certificates, Class M Certificates and the Net Trust Swap Payment.  For any Distribution Date, the interest rate in respect of the Class X Certificate shall be the excess of: (i) the weighted average interest rate of all interests in REMIC II (other than any interest-only regular interest) over (ii) the product of: (A) two and (B) the weighted average Pass-Through Rate of the T2-Accrual Interest and the REMIC II Accretion Directed Class, where the T2-Accrual Interest is subject to a cap equal to zero and each REMIC II Accretion Directed Class is subject to a cap, equal to the Pass-Through Rate on its Corresponding Class, determined by substituting the REMIC Maximum Rate for the Net WAC Rate.  The Class X Certificate shall also be entitled to principal equal to the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date (less $100.00) over the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates as of the Closing Date.  Such principal balance shall not bear interest.

(3)

The Class P Certificates shall not be entitled to payments of interest, but shall be entitled to receive all Prepayment Premiums in respect of the Mortgage Loans.

(4)

The Swap Amount shall be a REMIC regular interest of REMIC III.  The Swap Amount shall not have a principal balance, but shall receive 100% of the amount received from the Class T2-IO interest.

(5)

The Class R Certificates shall represent the beneficial ownership of the R-I, R-II and R-III interests.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to REMIC III as cash flow on a REMIC regular interest, without creating any shortfall, actual or potential (other than for credit losses), to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention, the party identifying any ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or correct such drafting error in accordance with Section 12.01 to accomplish such intention.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.

Conveyance of Mortgage Loans.

(a)

The Depositor, as of the date of this Agreement, does hereby establish the Trust, and, concurrently with the delivery of this Agreement, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Assignment and Assumption Agreement, the Mortgage Loan Purchase Agreements and the Reconstitution Agreements, and all other assets included or to be included in the Trust Fund.  Such assignment includes all interest and principal received by the Seller, the Depositor, the Servicers, the Master Servicer, the Trust Administrator or the Trustee on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date), including Principal Prepayments, and interest thereon, received after November 5, 2006 with respect to the Ameriquest Mortgage Loans and November 6, 2006 with respect to the Nationstar Mortgage Loans by the Seller, the Depositor, the Servicers, the Master Servicer, the Trust Administrator on or with respect to the Mortgage Loans.  The Depositor herewith delivers to the Trustee an executed copy of the Reconstitution Agreements.  In addition, on or prior to the Closing Date, the Trustee shall execute, and the Trust Administrator shall acknowledge and agree to the Swap Agreement and the Depositor hereby directs the Trustee and the Trust Administrator to do so.  With respect to any Mortgage Loan that does not have a first payment date during the Due Period related to the first Distribution Date, the Depositor shall deposit into the Distribution Account on or before the Servicer Remittance Date relating to the first Distribution Date, an amount equal to one month’s interest at the related Net Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

If the assignment and transfer of the Mortgage Loans and the other property specified in this Section 2.01 from the Depositor to the Trustee pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Trustee, for the benefit of the Certificateholders, as of the Closing Date a perfected, first priority security interest in the entire right, title and interest of the Depositor in and to the Mortgage Loans and all other property conveyed to the Trust Fund pursuant to this Section 2.01 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law.

In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Custodians a copy of the related Mortgage Loan Schedule in an electronic, machine-readable medium, and the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (each, a “Mortgage File”):

(i)

the original Mortgage Note, endorsed in blank or in the following form: “Pay to the order of U.S. Bank National Association, as Trustee under the applicable agreement, without recourse,” with all prior and intervening endorsements showing a complete chain of endorsement from the related Originator to the Person so endorsing to the Trustee or a copy of such original Mortgage Note with an accompanying lost note affidavit executed by the Seller;

(ii)

the original Mortgage with evidence of recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

(iii)

an original Assignment of the Mortgage in blank;

(iv)

the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the related Originator to the Person assigning the Mortgage to the Trustee or in blank;

(v)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(vi)

with respect to any first lien Mortgage Loan, the original lender’s title insurance policy, if available, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company, if available.

Notwithstanding the foregoing, the Trustee, with respect to U.S. Bank as Custodian, acknowledges receipt of items listed under clause (v) above only to the extent that it has received a written schedule of the items to be delivered to U.S. Bank as Custodian pursuant to such clause (v).

The Depositor hereby represents that, on the Closing Date (i) no more than 1% of the Mortgage Loans by Stated Principal Balance as of the Cut-off Date may have lost note affidavits in lieu of the original Mortgage Notes and (ii) the Depositor shall cause the related Originator to deliver to the Trustee or the related Custodian, as applicable, a copy of the original Mortgage Note for each Mortgage Loan with respect to which a lost note affidavit is delivered.

If any of the documents referred to in clauses (ii), (iii), (iv) or (v) above in this Section 2.01(a) has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the related Custodian, as applicable, of a copy of each such document certified by the related Originator, in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the related Originator or delivery to the Trustee or the related Custodian, as applicable, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.  If the original lender’s title insurance policy was not delivered pursuant to clause (vii) above in this Section 2.01(a), the Depositor shall deliver or cause to be delivered to the Trustee or the related Custodian, as applicable, promptly after receipt thereof, the original lender’s title insurance policy, if available.  The Depositor shall deliver or cause to be delivered to the Trustee or the related Custodian, as applicable, promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

All original documents relating to the Mortgage Loans that are not delivered to the Trustee or the Custodians, as applicable, are and shall be held by or on behalf of the Depositor or the related Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders.  In the event that any such original document is required pursuant to the terms of this Section 2.01(a) to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee or the related Custodian, as applicable.  Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section 2.01(a) to be a part of a Mortgage File, shall be delivered promptly to the related Servicer.

The Depositor shall deliver or cause the related Originator, the Trustee or the applicable Custodian to deliver to the related Servicer copies of all trailing documents required to be included in the Servicing File at the same time the originals or certified copies thereof are delivered to the Trustee or related Custodian, as applicable, which documents shall include, but are not limited to, the mortgagee policy of title insurance and any Mortgage Loan documents upon return from the recording office.  No Servicer shall be responsible for any custodial fees other than costs incurred in obtaining such documents, and each such Servicer shall be entitled to reimbursement from the Seller for any reasonable costs incurred in obtaining such documents.

(b)

It is agreed and understood by the Depositor, the Seller, the Servicers, the Master Servicer, the Trust Administrator and the Trustee that it is not intended that any Mortgage Loan be included in the Trust Fund that is a “High-Cost Home Loan” as defined by the Home Ownership and Equity Protection Act of 1994 or any other applicable predatory lending laws, including, but not limited to (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a “High-Cost Home Loan” as defined by the Indiana High Cost Home Loan Law effective January 1, 2005.

SECTION 2.02.

Acceptance of REMIC I by the Trustee.

Subject to the provisions of Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the Trustee or the Custodians acknowledges receipt of the documents referred to in Section 2.01 (other than such documents described in Section 2.01(a)(iv)) above and all other assets included under clauses (i), (iii), (iv) and (v) of the definition of “REMIC I” (to the extent of amounts deposited into the Distribution Account) and declares that the Trustee or the Custodians, as applicable, holds and will hold such documents and the other documents delivered to it constituting the Mortgage File on behalf of the Trust, and that it holds or will hold all such assets and such other assets included in the definition of “REMIC I” in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee also acknowledges receipt of the amounts on deposit in the Net WAC Reserve Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

The Trustee agrees on or before the Closing Date, for the benefit of the Certificateholders, to review, or cause U.S. Bank as Custodian to review, each Mortgage File held by U.S. Bank as Custodian and to certify and deliver, or cause such Custodian to certify and deliver an initial certification, to the Depositor, the Seller, the Trust Administrator, the Master Servicer, the Servicers and the Trustee in substantially the form attached hereto as Exhibit C-1 (the “Initial Certification”).  It is herein acknowledged that, in conducting such review, neither the Trustee nor either Custodian was under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose (including with respect to Section 2.01(a)(vi), whether such title insurance policy insures the priority of the Mortgage as a first lien) or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(a)(iv).

Prior to the first anniversary date of this Agreement, the Custodians shall deliver to the Depositor, the Trustee, the Seller, the Master Servicer, the Trust Administrator and the Servicers a final certification in substantially the form annexed hereto as Exhibit C-2 (the “Final Certification”) evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, a Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the Trustee, the Depositor, the Seller and the related Servicer.  In addition, upon the discovery by the Depositor, a Servicer, the Master Servicer, the Trust Administrator, a Custodian or the Trustee of a breach of any of the representations and warranties made by an Originator or the Seller in the related Mortgage Loan Purchase Agreement or this Agreement, respectively, in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

Enforcement of the related Mortgage Loan Purchase Agreement or this Agreement against the applicable Originator or the Seller, respectively, shall be effected by the Trustee.  The Trustee shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the Person against which such enforcement is directed; provided, however, if the sources of reimbursement described in clauses (i) and (ii) are insufficient, the Trustee may seek reimbursement for any remaining unreimbursed costs of such enforcement from the Trust Fund as an Extraordinary Trust Fund Expense.

SECTION 2.03.

Repurchase or Substitution of Mortgage Loans by an Originator or, the Seller; Payment of Prepayment Premiums in the Event of Breach.

(a)

Upon discovery by any of the parties hereto or receipt of notice by a Responsible Officer in the Corporate Trust Office of the Trustee of any materially defective document in, or that a document is missing from, the Mortgage File or of the breach by an Originator of any representation, warranty or covenant under the related Mortgage Loan Purchase Agreement or the related Reconstitution Agreement in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the Certificateholders (in the case of any such representation or warranty made in the related Mortgage Loan Purchase Agreement or the related Reconstitution Agreement to the knowledge or the best of knowledge of the related Originator as to which such Originator has no knowledge, without regard to such Originator’s lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the party discovering such breach shall notify a Responsible Officer in the Corporate Trust Office of the Trustee and the Trustee shall promptly notify the Seller, the related Servicer and the Master Servicer of such defect, missing document or breach and cause the related Originator to deliver such missing document or cure such defect or breach within 90 days from the date such Originator was notified of such missing document, defect or breach; provided that such missing document was not previously delivered to the related Custodian by the related Originator under the related Mortgage Loan Purchase Agreement and the related Reconstitution Agreement.  Notwithstanding the foregoing, if applicable, any breach by an Originator of the Fannie Mae Representations or the Freddie Mac Representations (as defined and set forth in the related Reconstitution Agreement), if applicable, shall be deemed to materially and adversely affect the interests of the Certificateholders in that Mortgage Loan.  If the related Originator does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the related Originator under the related Mortgage Loan Purchase Agreement and the related Reconstitution Agreement to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price, to the extent that such Originator is obligated to do so under the related Mortgage Loan Purchase Agreement and the related Reconstitution Agreement.  In the event that an Originator shall be unable to cure the applicable breach or repurchase a related Mortgage Loan in accordance with the preceding sentence, the Seller shall do so.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, upon receipt of notification of the Trust Administrator of such deposit, shall release or cause the related Custodian to release to the related Originator or the Seller, as the case may be, the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, (provided, however, that in the instruments of transfer or assignment, the Trustee shall represent and warrant to the related Originator or the Seller, as applicable, that the repurchased Mortgage Loan is free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest created by the Trustee and its successors, assigns and transferees), as the related Originator or the Seller, as applicable, shall furnish to it and as shall be necessary to vest in the related Originator or the Seller, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage File.  In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the related Mortgage Loan Purchase Agreement, the related Reconstitution Agreement or this Agreement, the related Originator or the Seller, as applicable, may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c).  It is understood and agreed that the obligation of each Originator or the Seller, as applicable, to cure or to repurchase (or to substitute for) any related Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

(i)

Upon discovery by any of the parties hereto or receipt of notice by a Responsible Officer in the Corporate Trust Office of the Trustee of any breach by the Seller of any representation, warranty or covenant made by the Seller in Section 2.05(b)(vii), (viii) or (ix) in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the Certificateholders (in the case of any such representation or warranty made to the knowledge or the best of knowledge of the Seller as to which the Seller has no knowledge, without regard to the Seller’s lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the party discovering such breach shall notify a Responsible Officer in the Corporate Trust Office of the Trustee and the Trustee shall promptly notify the Seller, the Master Servicer, the Trust Administrator and the related Servicer of such breach and cause the Seller to cure such breach within 90 days from the date the Seller was notified of such breach.  If the Seller fails to cure such breach in all material respects during such period, the Seller shall repurchase such Mortgage Loan from the Trust Fund at the Purchase Price.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, upon receipt of notification by the Trust Administrator of such deposit, shall release or cause the related Custodian to release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, (provided, however, that in the instruments of transfer or assignment, the Trustee shall represent and warrant to the Seller that the repurchased Mortgage Loan is free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest created by the Trustee and its successors, assigns and transferees), as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage File.  In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the related Mortgage Loan Purchase Agreement, the related Reconstitution Agreement or this Agreement, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c).  It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Trustee on behalf of the Certificateholders.

(b)

(i)  As promptly as practicable (and no later than 90 days) after the earlier of discovery by the related Servicer or receipt of notice by such Servicer of the breach of any representation, warranty or covenant of the related Servicer set forth in Section 2.05(a) which materially and adversely affects the interests of the Certificateholders in any related Mortgage Loan, the related Servicer shall cure such breach in all material respects.

(ii)

If the covenant made by a Servicer in Section 2.05(a)(vii) is breached and remains uncured, such Servicer shall pay into the related Collection Account the amount of the waived Prepayment Premium.  If the related Servicer shall fail to make any payment required pursuant to this Section 2.03(b)(ii) either the Trustee, the Master Servicer, the Trust Administrator or the Seller may enforce such obligation.

(c)

Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the date that is two years after the Closing Date for the Trust Fund.

As to any Deleted Mortgage Loan for which the related Originator or the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the related Originator or the Seller, as the case may be, delivering to the Trustee, or the related Custodian on behalf of the Trustee, as applicable, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers’ Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution.  The Trustee or the related Custodian, as applicable, shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Trustee (if delivered by the applicable Custodian), the Depositor, the Seller, the Trust Administrator, the related Servicer and the Master Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon.  Within one year of the date of substitution, the Trustee or each Custodian shall deliver to the Trustee (if delivered by the Custodians), the Depositor, the Seller, the Trust Administrator, the related Servicer and the Master Servicer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the related Originator or the Seller, as the case may be.  For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the related Originator or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.  The Trustee shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, and the related Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee in an electronic format.  Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and part of the related Subgroup and shall be subject in all respects to the terms of this Agreement, including, in the case of a substitution effected by the related Originator or the Seller, all applicable representations and warranties thereof included in the related Mortgage Loan Purchase Agreement or this Agreement, respectively.

For any month in which an Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer will determine the amount (the “Substitution Shortfall Amount”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Stated Principal Balance thereof as of the date of substitution, together with one month’s interest on such Stated Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances and any costs and damages actually incurred and paid by or on behalf of the Trust in connection with any violation by such Mortgage Loan of (i) the representations and warranties set forth in Section 2.05(b)(vii) or (viii) of this Agreement or (ii) the representations and warranties made in connection with “high-cost” home loans or any predatory or abusive lending laws in Schedule B to the Reconstitution Agreement, as applicable.  On the date of such substitution, which shall be on or prior to the next succeeding Determination Date, the related Originator or the Seller, as the case may be, will deliver or cause to be delivered to the related Servicer for deposit in the related Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the related Servicer of such deposit, shall release or cause the related Custodian to release to the related Originator or the Seller, as the case may be, the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the related Originator or the Seller, as the case may be, shall deliver to it and as shall be reasonably necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

In addition, the related Originator or the Seller, as the case may be, shall obtain at its own expense and deliver to the Trustee and the Trust Administrator an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any of the REMICs, created hereunder, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the startup date” under Section 860G(d)(1) of the Code, or (b) any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)

Upon discovery by the Depositor, the Servicer, the Trust Administrator, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties.  In connection therewith, the related Originator or the Seller, as the case may be, shall repurchase or, subject to the limitations set forth in Section 2.03(c), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  The Trustee shall cause such repurchase or substitution to be made by (i) the related Originator, if the affected Mortgage Loan’s status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by such Originator under the related Mortgage Loan Purchase Agreement or (ii) the Seller, if the affected Mortgage Loan’s status as a non-qualified mortgage is a breach of any representation or warranty of the Seller set forth in Section 2.05(b)(vii) or (viii), or if its status as a non-qualified mortgage is a breach of any representation or warranty (other than a representation and warranty of the related Originator).  Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a).  The Trustee shall reconvey to the related Originator or the Seller, as the case may be, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

SECTION 2.04.

Representations and Warranties of the Depositor.

The Depositor hereby represents, warrants and covenants to the Trustee, the Master Servicer, the Trust Administrator and the Servicers that as of the Closing Date:

(i)

The Depositor is a corporation duly formed and validly existing under the laws governing its creation and existence, is in compliance with the laws of each state in which any Mortgaged Property or the Depositor is located or doing business and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary.  The Depositor has all requisite authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party;

(ii)

The execution and delivery of this Agreement and the other Operative Documents to which it is a party by the Depositor and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor’s Charter or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties;

(iii)

This Agreement and the other Operative Documents to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law);

(iv)

The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default could materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which could materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party;

(v)

No litigation, proceeding or investigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor’s knowledge, threatened against the Depositor which litigation, proceeding or investigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect the validity or enforceability of the Mortgage Loans, the issuance of the Certificates or the Depositor’s performance hereunder and under the other Operative Documents to which the Depositor is a party;

(vi)

[Reserved];

(vii)

Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan subject to no prior lien (except, with respect to any second lien Mortgage Loan, the related First Lien), claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(viii)

As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust Fund;

(ix)

The Depositor is solvent and will not be made insolvent by the transfer of the Mortgage Loans, and the Depositor is not aware of any impending insolvency.  The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust Fund with any intent to hinder, delay or defraud any of its creditors;

(x)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or “Blue Sky” statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement and such of the other Operative Documents to which it is a party; and

(xi)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws of any similar statutory provisions in effect in any applicable jurisdiction.

SECTION 2.05.

Representations, Warranties and Covenants of the Servicers and the Seller.

(a)

Each Servicer hereby represents, warrants and covenants to the Trustee, the Master Servicer, the Trust Administrator, the Seller and the Depositor that as of the Closing Date or as of such date specifically provided herein:

(i)

Each Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Servicer in any state in which a Mortgaged Property related to a Mortgage Loan serviced by such Servicer is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each related Mortgage Loan serviced and to service the related Mortgage Loans in accordance with the terms of this Agreement;

(ii)

Such Servicer has the full power and authority to service each related Mortgage Loan which the related Servicer is required to service hereunder, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Seller, the other Servicer, the Master Servicer, the Trust Administrator and the Trustee, constitutes a legal, valid and binding obligation of such Servicer, enforceable against such Servicer in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii)

The execution and delivery of this Agreement by such Servicer, the servicing of the related Mortgage Loans by such Servicer hereunder, the consummation by such Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of such Servicer and will not (A) result in a breach of any term or provision of the organizational documents of such Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which such Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to such Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Servicer; and such Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of such Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of such Servicer taken as a whole;

(iv)

Such Servicer is an approved servicer for Fannie Mae and Freddie Mac in good standing, and no event has occurred, including but not limited to a change in insurance coverage, that would make such Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to Fannie Mae or Freddie Mac;

(v)

No litigation is pending or, to the best knowledge of such Servicer, threatened against such Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of such Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

(vi)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Servicer of, or compliance by such Servicer with, this Agreement or the consummation by such Servicer of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

(vii)

Such Servicer will not waive any Prepayment Premium or part of a Prepayment Premium unless such waiver would, in the reasonable opinion of such Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and related Mortgage Loan and doing so is standard and customary in servicing mortgage loans similar to the related Mortgage Loans (including any waiver of a Prepayment Premium in connection with a refinancing of a related Mortgage Loan that is related to a default or an imminent default), and in no event will it waive a Prepayment Premium in connection with a refinancing of a related Mortgage Loan that is not related to a default or an imminent default.  Notwithstanding the previous sentence, if such Servicer determines that any Prepayment Premium is not legally enforceable under the circumstances in which the related Principal Prepayment occurs, then such Servicer shall not be required to attempt to collect the applicable Prepayment Premium, and shall have no liability or obligation with respect to such Prepayment Premium pursuant to Section 2.03(b)(ii) hereof;

(viii)

For each related Mortgage Loan, such Servicer will accurately, fully and in a timely manner report its borrower credit files to each of the Credit Repositories; and

(ix)

Such Servicer shall review the related Mortgage Loan documents in accordance with its customary servicing procedures to verify the existence of all documents necessary to enforce any Prepayment Premiums.  If such Servicer cannot verify the existence of such documents it shall immediately notify the related Originator, the Seller and the Depositor.  Upon receipt of such notice, the related Originator shall provide such Servicer with any outstanding documents required to verify the existence of the Prepayment Premium.  In the event such Servicer is unable to verify the existence of Prepayment Premium, such Servicer shall not be obligated to pay such Prepayment Premiums into its Collection Account.

(b)

The Seller hereby represents, warrants and covenants to the Trustee, the Servicers, the Master Servicer, the Trust Administrator and the Depositor that as of the Closing Date or as of such date specifically provided herein:

(i)

The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(ii)

The Seller has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

The execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

This Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Trustee, the Servicers, the Master Servicer, the Trust Administrator, and the Depositor, constitutes a valid and binding obligation of the Seller, enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi)

There are no actions, litigation, suits or proceedings pending or, to the best knowledge of the Seller, threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Seller’s ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

(vii)

Each Mortgage Loan at the time is was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan; and

(viii)

None of the Mortgage Loans included in the transaction are “high cost”, “covered” or similarly classified loans as defined by the applicable federal, state or local predatory and abusive lending laws nor is any loan a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.6(d) Revised, Appendix E) and no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(ix)

The Seller hereby makes the representations and warranties related to the Ameriquest Mortgage Loans on Schedule 3 hereto, from the date of the Ameriquest Mortgage Loan Purchase Agreement to the Closing Date.

(c)

The Trust Administrator hereby represents, warrants and covenants to the Trustee, the Servicers, the Master Servicer and the Depositor that as of the Closing Date or as of such date specifically provided herein:

(i)

The Trust Administrator is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

The Trust Administrator has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contractual obligations of insured banks.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of the Trust Administrator or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which the Trust Administrator is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to the Trust Administrator of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Trust Administrator.

(iv)

There is no action, suit, proceeding or investigation pending, or to the Trust Administrator’s knowledge threatened, against the Trust Administrator before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by the Trust Administrator of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by the Trust Administrator of the Agreement or the consummation of the transactions contemplated by the Agreement.

(d)

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee (or the Custodians, if applicable), and shall inure to the benefit of the Seller (with respect to Sections 2.05(a) and (c)) and the Servicers (with respect to Sections 2.05(b) and (c)), the Trustee, the Master Servicer, the Trust Administrator (with respect to Sections 2.05(a) and (b)), and the Depositor.  Upon discovery by any of the Depositor, the Seller, a Servicer, the Master Servicer, the Trust Administrator, or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Premium or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other such parties.  The obligation of a Servicer set forth in Section 2.03(b) to cure breaches (or, in the case of Section 2.05(a)(vii) to pay the amount of the waived Prepayment Premium) shall constitute the sole remedy against such Servicer available to the Certificateholders, the Depositor, the Seller, the Master Servicer, the Trust Administrator, or the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05.  In the event of a breach of the representations and warranties in Section 2.05(b)(vii) or (viii), the Seller shall be obligated to cure such breach or repurchase such Mortgage Loan at the Purchase Price in accordance with Section 2.03(a)(ii).

SECTION 2.06.

Issuance of the R-I Residual Interest.

The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it or to the Custodians on its behalf, as applicable, of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to the Trustee of all other assets included in REMIC I, receipt of which is hereby acknowledged.  The R-I residual interest, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I.

SECTION 2.07.

Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the Trustee.

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the REMIC II Regular Interests and the R-II residual interest.  The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of REMIC II.

SECTION 2.08.

Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by the Trustee.

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the REMIC R-III interest and the Regular Certificateholders.  The Trustee acknowledges receipt of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit REMIC III.

ARTICLE III

ADMINISTRATION AND SERVICING
OF THE MORTGAGE LOANS

SECTION 3.01.

Servicers to Act as Servicers; Master Servicer to act as Master Servicer.

Each Servicer shall service and administer and the Master Servicer shall oversee, monitor and supervise the obligation of each Servicer to service and administer the related Mortgage Loans, with the exception of default oversight and REO Property oversight, on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders (as determined by each Servicer in accordance with Accepted Servicing Practices and as determined by the Master Servicer in accordance with usual standards of practice of prudent mortgage loan master servicers) in accordance with the terms of this Agreement and the Mortgage Loans; all applicable requirements of the Servicing Criteria and Accepted Servicing Practices but without regard to:

(i)

any relationship that a Servicer, the Master Servicer, any related Sub-Servicer or any Affiliate of a Servicer, the Master Servicer or any related Sub-Servicer may have with the related Mortgagor;

(ii)

the ownership or non-ownership of any Certificate by a Servicer, the Master Servicer or any Affiliate of a Servicer;

(iii)

a Servicer’s and the Master Servicer’s, as applicable, obligation to make P&I Advances or Servicing Advances; or

(iv)

a Servicer’s, the Master Servicer’s or any related Sub-Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, each Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes.  Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, each Servicer and the Master Servicer shall have full power and authority, acting alone or through a Sub-Servicer or Sub-Servicers, as the case may be, as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing, master servicing and administration which it may deem necessary or desirable.  Without limiting the generality of the foregoing, each Servicer in the name of the Trust is hereby authorized and empowered by the Trustee when each Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Certificateholders and the Trust Fund, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to related Mortgage Loans and the related Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust Fund and Certificateholders and to market, sell and transfer title of REO Properties held in the name of the Trust Fund to third party purchasers upon terms and conditions deemed reasonable by the related Servicer that are in the best interests of the Certificateholders and in accordance with Accepted Servicing Practices, to bring or respond to civil actions or complaints (in its own name or that of the Trust) and to execute any other document necessary or appropriate to enable the related Servicer to carry out its duties.  Subject to Section 6.03, each Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio with respect to any claim, proceeding or litigation regarding the related Mortgage Loans.  Each Servicer shall service and the Master Servicer shall master service and each shall administer the related Mortgage Loans in accordance with applicable law and shall provide to the Mortgagors any reports required to be provided to them thereby.  Each Servicer and the Master Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy.  Within fifteen (15) days of the Closing Date, but subject to Section 3.17, the Trustee shall execute and furnish to each Servicer and the Master Servicer and any Sub-Servicer such documents as are necessary or appropriate to enable each Servicer and the Master Servicer or any Sub-Servicer to carry out their servicing, master servicing and administrative duties hereunder, and the Trustee hereby grants to each Servicer and each Sub-Servicer a special or limited power of attorney to carry out such duties including a power of attorney for each county in which a related Mortgaged Property is located to enable the related Servicer to take title and dispose of the related Mortgaged Properties after foreclosure on behalf of the Trust Fund and the Certificateholders.  The Trustee shall execute separate powers of attorney in favor of each Servicer to the extent furnished to the Trustee by a Servicer and/or each Sub-Servicer for the purposes described herein to the extent necessary or desirable to enable the related Servicer to perform its duties hereunder.  The Trustee shall not be liable for the actions of a Servicer or any Sub-Servicer under such power of attorney.

Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, and provided that a Servicer shall not be required to make any nonrecoverable Servicing Advance, each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11.  Any cost incurred by a Servicer or by a Sub-Servicer in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.  Notwithstanding any provision to the contrary in this Agreement, Servicing Advances made by a Servicer in good faith under this Agreement shall be upheld and not disputed by the Master Servicer or any other party hereunder unless such Servicing Advance appears on its face not to have been properly made or not to be reimbursable pursuant to this Agreement.

Notwithstanding anything in this Agreement to the contrary, each Servicer or the Master Servicer (as successor servicer) may not make any future advances with respect to a related Mortgage Loan (except as provided in Section 4.03) nor shall a Servicer or the Master Servicer (as successor servicer) (i) except as provided in Section 3.07, when the related Mortgagor is in default with respect to such Mortgage Loan or such default is, in the judgment of a Servicer, reasonably foreseeable, permit any modification with respect to any related Mortgage Loan that would change the related Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan or (ii) permit any modification, waiver or amendment of any term of any related Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions after the startup date” under the REMIC Provisions.

Each Servicer, in its sole discretion, may charge off such Mortgage Loan if it has made a Final Recovery Determination in good faith with respect thereto (each such Mortgage Loan, a “Charged-off Mortgage Loan”). Any such Charged-off Mortgage Loan shall be treated as a liquidated Mortgage Loan.  Each Servicer or the Master Servicer (as successor servicer) shall have no obligation to make any P&I Advances or Servicing Advances with respect to any Charged-off Mortgage Loan and such Servicer shall not be entitled to the related Servicing Fee with respect to such Charged-off Mortgage Loan for the period following the date on which such Mortgage Loan was charged off.  Any Net Liquidation Proceeds received in connection with any recoveries received with respect to such Charged-off Mortgage Loan shall be deposited in the related Collection Account pursuant to Section 3.10.

In the event that the Mortgage Loan Documents relating to any Mortgage Loan contain provisions requiring the related Mortgagor to submit to binding arbitration any disputes arising in connection with such Mortgage Loan, each Servicer shall be entitled to waive any such provisions on behalf of the Trust and to send written notice of such waiver to the related Mortgagor, although the Mortgagor may still require arbitration of such disputes at its option.

Each Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release such Servicer from the responsibilities or liabilities arising under this Agreement.

Notwithstanding anything to the contrary in this Agreement, if the Master Servicer should become the successor servicer then in its capacity as servicer it shall perform each duty of a servicer as set forth in this Agreement.

SECTION 3.02.

Sub-Servicing Agreements Between a Servicer and Sub-Servicers.

(a)

Each Servicer may enter into Sub-Servicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the ratings on any Class of Certificates, as evidenced by a letter to that effect delivered by each Rating Agency to the Depositor and the Trust Administrator) with one or more Sub-Servicers, for the servicing and administration of the related Mortgage Loans.  The Trust Administrator is hereby authorized to acknowledge, at the request of a Servicer, any Sub-Servicing Agreement that meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement.

No Servicer shall permit a Sub-Servicer to perform any servicing responsibilities hereunder with respect to any Mortgage Loans unless that Sub-Servicer first agrees in writing with such Servicer to deliver an Assessment of Compliance and an Accountant’s Attestation in such manner and at such times that permits that Servicer to comply with Section 3.21(ii) of this Agreement.

Each Sub-Servicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable such Sub-Servicer to perform its obligations hereunder and under the related Sub-Servicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts in which are insured by the FDIC and (iii) a Freddie Mac or Fannie Mae approved mortgage servicer.  Each Sub-Servicing Agreement must impose on the related Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the related Mortgage Loans consistent with the terms of this Agreement.  The related Servicer will examine each Sub-Servicing Agreement to which such Servicer is a party and will be familiar with the terms thereof.  The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement.  The related Servicer and Sub-Servicer may enter into and make amendments to the applicable Sub-Servicing Agreement or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights.  Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by a Sub-Servicer to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited.  The related Servicer shall deliver to the Trust Administrator copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the related Servicer’s execution and delivery of such instruments.

No Servicer shall outsource one or more separate servicing functions hereunder with respect to the related Mortgage Loans to any Servicing Function Participant unless that Servicing Function Participant first agrees in writing with such Servicer to deliver an Assessment of compliance and an Accountant’s Attestation in such manner and at such times that permits that Servicer to comply with Section 3.21(ii) of this Agreement.

Any Sub-Servicing Agreement and any other transactions or services relating to the applicable Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the related Servicer alone, and the Depositor; the Master Servicer, the other Servicer, the Trust Administrator and the Trustee shall have no obligations, duties or liabilities with respect to a Sub-Servicer including no obligation, duty or liability of the Depositor, Master Servicer, the other Servicer, the Trust Administrator or Trustee, to pay a Sub-Servicer’s fees and expenses.

For purposes of this Agreement, a Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a related Sub-Servicer regardless of whether such payments are remitted by the Sub-Servicer to the related Servicer.

(b)

As part of its servicing activities hereunder, each Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trust Fund and the Certificateholders, shall enforce the obligations of each Sub-Servicer servicing the related Mortgage Loans under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of Delinquent payments as required by the applicable Sub-Servicing Agreement.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the related Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  Each Servicer, as applicable, shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

Each Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Sub-Servicer from the related Servicer’s own funds without any right of reimbursement from the Depositor, the Trustee, the Master Servicer, the Trust Administrator or any Collection Account.

(c)

Notwithstanding the foregoing, each Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an “Outsourcer”) that does not meet the eligibility requirements for a Sub-Servicer, so long as such outsourcing does not constitute the delegation of such Servicer’s obligation to perform all or substantially all of the servicing of the related Mortgage Loans to such Outsourcer.  In such event, the use by a Servicer of any such Outsourcer shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of such Servicer, and such Servicer shall pay all fees and expenses of the Outsourcer from its own funds.

SECTION 3.03.

Successor Sub-Servicers.

A Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to the related Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement.  In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the related Servicer without any act or deed on the part of such Sub-Servicer or the related Servicer, and the related Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trust Administrator without fee, in accordance with the terms of this Agreement, in the event that a Servicer (or the Master Servicer, if then acting as a Servicer) shall, for any reason, no longer be a Servicer (including termination due to an Event of Default).

SECTION 3.04.

Liability of the Servicers.

Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and a related Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise (including, without limitation, Section 3.02(c) and the first paragraph of Section 3.18), a Servicer shall remain obligated and primarily liable to the Trust Fund and the Certificateholders for the servicing and administering of the related Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the related Sub-Servicer and to the same extent and under the same terms and conditions as if the related Servicer alone were servicing and administering the related Mortgage Loans.  Each Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the related Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification; provided that no such indemnification shall be an expense of the Trust.

SECTION 3.05.

No Contractual Relationship Between Sub-Servicers, Trust Administrator, Master Servicer and Trustee, the Master Servicer or Certificateholders.

Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to any of the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the related Sub-Servicer and the related Servicer alone, and the Trustee, Trust Administrator, the Master Servicer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the related Sub-Servicer except as set forth in Section 3.06.  The related Servicer shall be solely liable for all fees owed by it to any related Sub-Servicer, irrespective of whether such Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.

SECTION 3.06.

Assumption or Termination of Sub-Servicing Agreements by Master Servicer.

In the event that a Servicer shall for any reason no longer be a servicer (including by reason of the occurrence of an Event of Default), the Master Servicer or its designee shall thereupon assume all of the rights and obligations of such Servicer subject to Section 7.02 under each Sub-Servicing Agreement that such Servicer may have entered into, unless the Master Servicer elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03.  Upon such assumption, the Master Servicer, its designee or the successor servicer for the Master Servicer appointed pursuant to Section 7.02 shall be deemed, subject to Section 3.03, to have assumed all of the related Servicer’s interest therein and to have replaced such Servicer as a party to each related Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the related Servicer shall not thereby be relieved of any liability or obligations under any related Sub-Servicing Agreement that arose before it ceased to be a servicer and (ii) none of the Master Servicer, its designee or any successor servicer shall be deemed to have assumed any liability or obligation of the related Servicer that arose before it ceased to be a servicer.

Each Servicer at its expense shall, upon request of the Master Servicer, deliver to the assuming party all documents and records relating to each related Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the related Sub-Servicing Agreements to the assuming party.

SECTION 3.07.

Collection of Certain Mortgage Loan Payments.

(a)

Each Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the related Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the related Mortgage Loans and held for its own account.  Consistent with the foregoing, a Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a related Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any related Mortgage Loan for purposes of any computation hereunder, except as provided below and provided further that unless the related Mortgage Note is in default or default is reasonably foreseeable, an opinion of tax counsel has been obtained to the effect that such extension will not cause an Adverse REMIC Event.  In the event of any such arrangement pursuant to clause (ii) above, the related Servicer shall make timely P&I Advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, subject to Section 4.03(d) pursuant to which the related Servicer shall not be required to make any such P&I Advances that are Nonrecoverable P&I Advances.  Notwithstanding the foregoing, in the event that a related Mortgage Loan is in default or, in the judgment of the related Servicer, such default is reasonably foreseeable, such Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the related Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any related Mortgagor.

(b)

Notwithstanding anything herein to the contrary, a Servicer may waive a Prepayment Premium pursuant to the conditions set forth in Section 2.05(a)(vii).  With respect to any such waiver of a Prepayment Premium, the related Servicer shall deliver to the Trust Administrator an Officer’s Certificate stating that the conditions set forth in Section 2.05(a)(vii) have been met with respect to the related Mortgage Loan.

(c)

Notwithstanding any provision in this Agreement to the contrary, in the event the Prepayment Premium payable under the terms of the Mortgage Note is less than the amount of the Prepayment Premium set forth in the Mortgage Loan Schedule, the Prepayment Premium Schedule or other information provided to the related Servicer, the related Servicer shall not have liability or obligation with respect to such difference, and in addition the related Servicer shall not have any liability or obligation to pay the amount of any uncollected Prepayment Premium if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule.

SECTION 3.08.

Sub-Servicing Accounts.

In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the related Sub-Servicer will be required to establish and maintain one or more accounts (each such account or accounts, a “Sub-Servicing Account”).  Each Sub-Servicing Account shall be an Eligible Account.  Each Sub-Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after such Sub-Servicer’s receipt thereof, all proceeds of the related Mortgage Loans received by such Sub-Servicer less its servicing compensation to the extent permitted by the related Sub-Servicing Agreement, and shall thereafter deposit such amounts in the related Sub-Servicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account.  Each Sub-Servicer shall thereafter deposit such proceeds in the related Collection Account or remit such proceeds to the related Servicer for deposit in the related Collection Account not later than two Business Days after the deposit of such amounts in the related Sub-Servicing Account.  For purposes of this Agreement, the related Servicer shall be deemed to have received payments on the related Mortgage Loans when the related Sub-Servicer receives such payments.

SECTION 3.09.

Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

Each Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (each such account or accounts, a “Servicing Account”).  The Servicing Accounts shall be Eligible Accounts.  Each Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after such Servicer’s receipt thereof, all collections from the related Mortgagors (or related advances from a related Sub-Servicer) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors (“Escrow Payments”) collected on account of the related Mortgage Loans and shall thereafter deposit such Escrow Payments in the related Servicing Accounts, in no event more than two Business Days after the deposit of good funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement.  Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the related Servicer (or the Master Servicer or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest to the related Servicer or, if required and as described below, to Mortgagors on balances in the related Servicing Account; (v) clear and terminate the Servicing Account at the termination of the related Servicer’s obligations and responsibilities in respect of the related Mortgage Loans under this Agreement in accordance with Article IX or (vi) recover amounts deposited in error.  As part of its servicing duties, each Servicer or Sub-Servicer shall pay to the related Mortgagors interest on funds in the Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.  Each Servicer will be responsible for the administration of the related Servicing Accounts and will be obligated to make Servicing Advances to the Servicing Account in respect of its obligations under this Section 3.09, reimbursable from the Servicing Accounts or related Collection Account, when and as necessary to avoid the lapse of insurance coverage on the related Mortgaged Property, or which such Servicer knows, or in the exercise of the required standard of care of such Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.

SECTION 3.10.

Collection Accounts and Distribution Account.

(a)

On behalf of the Trust Fund, each Servicer shall establish and maintain, or cause to be established and maintained, one or more segregated accounts (each such account or accounts, a “Collection Account”), held in trust for the benefit of the Trust Fund and the Certificateholders.  On behalf of the Trust Fund, each Servicer shall deposit or cause to be deposited in the related clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the related Servicer’s receipt thereof, and shall thereafter deposit in the related Collection Account, in no event more than two Business Days after the deposit of good funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the related Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the related Cut-off Date, or payments (other than Principal Prepayments) received by it on or prior to the related Cut-off Date but allocable to a Due Period subsequent thereto):

(i)

all payments on account of principal, including Principal Prepayments, on the related Mortgage Loans;

(ii)

all payments on account of interest (net of the related Servicing Fee and excluding any Prepayment Interest Excess) on each Mortgage Loan;

(iii)

all Insurance Proceeds and Net Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid by the related Servicer in connection with a purchase of the Mortgage Loans and REO Properties pursuant to Section 9.01);

(iv)

any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the related Collection Account;

(v)

any amounts required to be deposited by the related Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

(vi)

all proceeds of any related Mortgage Loan repurchased or purchased in accordance with Section 2.03, Section 3.16(c) or Section 9.01 and all related Servicer Prepayment Premium Payment Amounts pursuant to Section 2.03(b)(ii);

(vii)

all Substitution Shortfall Amounts; and

(viii)

all Prepayment Premiums collected by the related Servicer.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, non sufficient funds fees, reconveyance fees, assumption fees and other similar fees and charges (other than Prepayment Premiums) need not be deposited by a Servicer in the related Collection Account and shall, upon collection, belong to the related Servicer as additional compensation for its servicing activities.  In the event a Servicer shall deposit in the related Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the related Collection Account, any provision herein to the contrary notwithstanding.

(b)

On behalf of the Trust Fund, the Trust Administrator shall establish and maintain one or more segregated accounts (such account or accounts, the “Distribution Account”), held in trust for the benefit of the Trust Fund and the Certificateholders.  On behalf of the Trust Fund, each Servicer shall deliver to the Trust Administrator in immediately available funds for deposit in the Distribution Account on or by 1:00 p.m. New York time on the Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the related Collection Account, the amount of all Prepayment Premiums on the related Mortgage Loans collected by the related Servicer in connection with the voluntary Principal Prepayment in full or in part of any of the related Mortgage Loans and any related Servicer Prepayment Premium Payment Amounts then on deposit in the related Collection Account (other than any such Prepayment Premiums received after the related Prepayment Period).  If a Servicer fails to remit to the Trust Administrator for distribution to the Certificateholders any payment, including any P&I Advance to be made by the related Servicer on the Servicer Remittance Date (without regard to any grace period), the related Servicer shall pay to the Trust Administrator, for the account of the Trust Administrator, interest on such late remittance from and including the Servicer Remittance Date to but excluding the date on which such remittance is made, at an annual rate equal to the Federal Funds Rate plus one percentage point (but in no event greater than the maximum permitted by law).

(c)

Funds in the Collection Accounts and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12.  Each Servicer shall give notice to the Trustee, the Trust Administrator, the Master Servicer and the Depositor of the location of the related Collection Account maintained by it when established and prior to any change thereof.  The Trust Administrator shall give notice to each Servicer, the Trustee and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

(d)

Funds held in a Collection Account at any time may be delivered by the related Servicer to the Trust Administrator for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of such Collection Account until the Servicer Remittance Date when such amounts are required to be deposited into the Distribution Account; provided, however, that the Trust Administrator shall have the sole authority to withdraw any funds held pursuant to this subsection (d).  In the event that a Servicer shall deliver to the Trust Administrator for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trust Administrator withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding.  In addition, each Servicer shall deliver to the Trust Administrator from time to time for deposit and in any event shall remit all such amounts no later than the Servicer Remittance Date, and the Trust Administrator shall so deposit, in the Distribution Account:

(i)

any P&I Advances, as required pursuant to Section 4.03;

(ii)

any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;

(iii)

any amounts to be paid by the related Servicer in connection with a purchase of any Mortgage Loans and REO Properties pursuant to Section 9.01; and

(iv)

any related amounts required to be deposited pursuant to Section 3.24 in connection with any Compensating Interest.

SECTION 3.11.

Withdrawals from the Collection Accounts and Distribution Account.

(a)

Each Servicer shall, from time to time, make withdrawals from the related Collection Account for any of the following purposes or as described in Section 4.03:

(i)

to remit to the Trust Administrator for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

(ii)

subject to Section 3.16(d), to reimburse itself for, without duplication, (a) P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments, Liquidation Proceeds, condemnation proceeds or Insurance Proceeds on the related Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03 or (b) any unreimbursed P&I Advances remaining after the Final Recovery Determination of a related Mortgage Loan that are Nonrecoverable P&I Advances not otherwise recoverable pursuant to subsection (ii)(a) hereof;

(iii)

subject to Section 3.16(d), to pay itself or any Sub-Servicer (a) any unpaid Servicing Fees or (b) any unreimbursed Servicing Advances with respect to each related Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, condemnation proceeds, Insurance Proceeds or other amounts as may be collected by such Servicer from a Mortgagor, or otherwise received with respect to such Mortgage Loan or (c) any unreimbursed Servicing Advances made remaining after the Final Recovery Determination of a related Mortgage Loan that are Nonrecoverable Servicing Advances, but only to the extent that Late Collections, Liquidation Proceeds, condemnation proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the related Servicer or any related Sub-Servicer for Servicing Advances;

(iv)

to pay itself as servicing compensation (in addition to the related Servicing Fee) on the Servicer Remittance Date the (a) Prepayment Interest Excess and (b) any interest or investment income earned on funds deposited in the related Collection Account pursuant to Section 3.12(b), other than any interest payments received with Principal Prepayments during the period from November 6, 2006 to November 15, 2006 which shall be paid to the Depositor;

(v)

to pay itself, the related Originator or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been repurchased or replaced pursuant to Section 2.03 or Section 3.16(c), as applicable, all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

(vi)

to reimburse itself (A) for any P&I Advance or Servicing Advance previously made which the related Servicer has determined to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance in accordance with the provisions of Section 4.03 and (B) any unpaid Servicing Fees, to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loans under Section 3.11(a)(iii);

(vii)

to reimburse itself, the Depositor, the Master Servicer, the Trust Administrator or the Seller for expenses incurred by or reimbursable to the Servicer, the Master Servicer, the Trust Administrator, the Seller or the Depositor, as the case may be, pursuant to Section 6.03;

(viii)

to reimburse itself or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 or Section 2.04 of this Agreement that were included in the Purchase Price of the related Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

(ix)

to pay, or to reimburse itself for advances in respect of, expenses incurred in connection with any related Mortgage Loan pursuant to Section 3.16(b);

(x)

to withdraw funds deposited in error or for which amounts previously deposited are returned unpaid by the related Mortgagor and to clear and terminate the related Collection Account pursuant to Section 9.01; and

(xi)

to pay to itself any interest income earned on funds deposited in the related Collection Account pursuant to Section 3.12(b).

Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (viii) and (ix) above.  Each Servicer shall provide written notification to the Trust Administrator on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the related Collection Account pursuant to subclause (vii) above.

(b)

The Trust Administrator shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

(i)

to make distributions to Certificateholders and the Depositor in accordance with Section 4.01;

(ii)

to pay any Extraordinary Trust Fund Expenses;

(iii)

on or prior to a Distribution Date, to remit to the Loan Performance Advisor the LPA Fee with respect to such Distribution Date;

(iv)

to reimburse itself pursuant to Section 7.01 to the extent such amounts in Section 7.01 were not reimbursed by the related Servicer;

(v)

to pay any amounts in respect of taxes pursuant to Section 10.01(g)(iii);

(vi)

to remit to a Servicer any amount deposited in the Distribution Account by such Servicer but not required to be deposited therein in accordance with Section 3.10(b) or (d);

(vii)

to clear and terminate the Distribution Account pursuant to Section 9.01; and

(viii)

to pay to itself any interest income earned on funds deposited in the Distribution Account pursuant to Section 3.12(c).

SECTION 3.12.

Investment of Funds in the Collection Accounts, the REO Account and the Distribution Account.

(a)

Each Servicer may direct any depository institution maintaining the related Collection Account and any REO Account (for purposes of this Section 3.12, each an “Investment Account”), and the Trust Administrator, in its individual capacity, may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.12, also an “Investment Account”), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trust Administrator is the obligor thereon and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trust Administrator is the obligor thereon.  All such Permitted Investments shall be held to maturity, unless payable on demand.  Any investment of funds in an Investment Account shall be made in the name of the Trust Administrator (in its capacity as such) or in the name of a nominee of the Trust Administrator, in each case, for the benefit of the Certificateholders.  The Trust Administrator shall be entitled to sole control (except with respect to investment direction of funds held in the related Collection Account and any REO Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trust Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Trust Administrator or its nominee.  In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trust Administrator shall:

(i)

consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(ii)

demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trust Administrator that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

(b)

All income and gain realized from the investment of funds deposited in a Collection Account and any REO Account held by or on behalf of the related Servicer, shall be for the benefit of the related Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable.  Each Servicer shall deposit in the related Collection Account or any REO Account, as applicable, from its own funds, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in the related Collection Account or REO Account immediately upon realization of such loss.

(c)

All income and gain realized from the investment of funds deposited in the Distribution Account held by or on behalf of the Trust Administrator shall be for the benefit of the Trust Administrator and shall be subject to withdrawal by the Trust Administrator at any time.  Trust Administrator shall deposit in the Distribution Account from its own funds, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

(d)

Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trust Administrator may and, subject to Section 8.01 and Section 8.02(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

SECTION 3.13.

[Reserved].

SECTION 3.14.

Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

(a)

Each Servicer shall cause to be maintained for each related Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the then current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy.  Each Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the related Mortgage Rate and related Servicing Advances.  Each Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies.  Any amounts to be collected by the related Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage Loan or amounts to be released to the related Mortgagor in accordance with the procedures that the related Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage Loan and related Mortgage Note) shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property.  Any cost incurred by the related Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.  Any insurance premiums not paid by the related Mortgagor and advanced by the related Servicer shall constitute a Servicing Advance.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the related Servicer will cause to be maintained a flood insurance policy in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

In the event that a Servicer shall obtain and maintain a blanket policy with an insurer that generally would be acceptable under Fannie Mae or Freddie Mac servicing guidelines insuring against hazard losses on all of the related Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the related Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or related REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the related Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as administrator and servicer of the related Mortgage Loans, the related Servicer agrees to prepare and present, on behalf of itself, the Trust Fund and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

(b)

Each Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the related Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the related Mortgage Loans, unless the related Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac.  Each Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the related Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac.  Each Servicer shall provide the Trust Administrator (upon its reasonable request) with copies of or evidence of any such insurance policies and fidelity bond.  Each Servicer shall be deemed to have complied with this provision if an Affiliate of the related Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the related Servicer.  Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days’ prior written notice to the Trust Administrator.  Each Servicer shall also cause each Sub-Servicer to maintain a comparable policy of insurance covering errors and omissions and a fidelity bond meeting such requirements.

SECTION 3.15.

Enforcement of Due-On-Sale Clauses; Assumption Agreements.

Each Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not such Mortgagor remains or is to remain liable under the applicable Mortgage Note and/or the related Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the related Servicer shall not be required to take such action if in its sole business judgment the related Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so.  If a Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, such Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, to the extent permitted by applicable state law, the related Mortgagor remains liable thereon.  Each Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original related Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the related Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the related Servicer and such substitution is in the best interests of the Certificateholders, as determined by the related Servicer.  In connection with any assumption, modification or substitution, the related Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities.  Each Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained.  Any fee collected by the related Servicer in respect of an assumption, modification or substitution of liability agreement will be retained by the related Servicer as additional servicing compensation.  In connection with any such assumption, no material term of the related Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the related Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof.  Each Servicer shall notify the Trustee or the related Custodian, as applicable, that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee or related Custodian, as applicable, the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Notwithstanding the foregoing, the related Servicer may enforce the due on sale clause, or the assumption and modification, or the substitution if it reasonably believes that it is in the best interest of the Trust Fund.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, no Servicer shall be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a related Mortgage Loan by operation of law or by the terms of the related Mortgage Note or any assumption which the related Servicer may be restricted by law from preventing, for any reason whatever.  For purposes of this Section 3.15, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

SECTION 3.16.

Realization Upon Defaulted Mortgage Loans.

(a)

Each Servicer shall use its commercially reasonable efforts consistent with the servicing standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Mortgage Loans (including release of the lien on the related Mortgaged Property in exchange for payment by the relevant Mortgagor of an amount at least equal to what would be obtained through foreclosure or other conversion of property ownership) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of Delinquent payments pursuant to Section 3.07.  Each Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances or Nonrecoverable Servicing Advances by the related Servicer as contemplated in Section 3.11 and Section 3.23.  The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the related Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole and absolute discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

(b)

Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the related Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the related Servicer shall not, on behalf of the Trust Fund, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Fund or the Certificateholders would be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the related Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(1)

such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property into compliance therewith; and

(2)

there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to such affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the related Servicer, subject to such Servicer’s right to be reimbursed therefor from the related Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the related Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.  It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

If the related Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the related Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund.  The cost of any such compliance, containment, cleanup or remediation shall be advanced by the related Servicer, subject to the related Servicer’s right to be reimbursed therefor from the related Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the related Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.  It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

(c)

Each Servicer may, at its option, purchase from the Trust Fund any Mortgage Loan or related REO Property that is 90 days or more Delinquent, which the related Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trust Administrator prior to purchase), at a price equal to the Purchase Price; provided, however, that the related Servicer shall purchase any such Mortgage Loans or related REO Properties on the basis of delinquency, purchasing the most Delinquent Mortgage Loans or related REO Properties first.  The Purchase Price for any Mortgage Loan or related REO Property purchased hereunder shall be deposited in the related Collection Account, and the Trust Administrator, upon receipt of written certification from the related Servicer of such deposit, shall release or cause to be released to the related Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the related Servicer shall furnish and as shall be necessary to vest in the related Servicer title to any Mortgage Loan or related REO Property released pursuant hereto.  The majority Holder of the Class X Certificate may exercise such option if the related Servicer declines to do so under the same terms and conditions applicable to the related Servicer under this Section 3.16(c); provided, however, that if such Certificate is securing any NIM Note, the Class X Certificate shall not exercise such option while such NIM Notes remain outstanding.

(d)

Proceeds received (other than the Prepayment Premiums received) in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the related Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and P&I Advances and to pay any unpaid Servicing Fees, pursuant to Section 3.11(a)(ii) or (a)(iii); second, to accrued and unpaid interest on the related Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of such Mortgage Loan.  If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the related Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing.  The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the related Servicer or any related Sub-Servicer pursuant to Section 3.11(a)(iii).

(e)

Each Servicer may (but is not obligated to) enter into a special servicing agreement with an unaffiliated holder of a 100% Percentage Interest of the most junior Class of Subordinate Certificates (the “Special Servicer”), subject to each Rating Agency’s acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement.  Any such agreement shall be subject to approval of the Servicer and may contain provisions whereby such Special Servicer may (i) instruct the related Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash with the related Servicer by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the related Servicer acted in accordance with its normal procedures, (ii) purchase delinquent Mortgage Loans from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the Purchase Price, and/or (iii) assume all of the servicing rights and obligations with respect to delinquent Mortgage Loans so long as such Holder (A) meets the requirements for a Sub-servicer set forth in Section 3.02(a), (B) will service such Mortgage Loans in accordance with this Agreement and (C) the Sub-servicer is not entitled to compensation in excess of to the Servicing Fee].

(f)

Any Special Servicer appointed by a Servicer pursuant to Section 3.16(e), at its option, may (but is not obligated to) purchase from the Trust Fund, (a) any Mortgage Loan that is delinquent in payment 90 or more days or (b) any related Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, in each case, provided that the related Servicer has the right to transfer the related servicing rights without the payment of any compensation to a Sub-servicer.  Any such purchase shall be made by the Special Servicer with its own funds at a price equal to the Purchase Price for such Mortgage Loan.  Each Servicer shall be entitled to reimbursement from the Special Servicer for all expenses incurred by it in connection with the transfer of any related Mortgage Loan to the Special Servicer pursuant to this Section 3.16(f).  The Special Servicer shall notify the related Servicer in writing at least 30 days prior to any purchase of any related Mortgage Loans pursuant to this Section 3.16(f).

SECTION 3.17.

Trust Administrator and Trustee to Cooperate; Release of Mortgage Files.

(a)

Upon the payment in full of any Mortgage Loan, or the receipt by the related Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the related Servicer will promptly (or the Trust Administrator may, in the event the related Servicer does not so act) notify the Trustee or the related Custodian, as applicable, by a certification in the form of Exhibit E-1 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the related Collection Account pursuant to Section 3.10 have been or will be so deposited) signed by a Servicing Officer and shall request delivery to the related Servicer of the related Mortgage File.  Upon receipt of such certification and request, the Trustee or the related Custodian, as applicable, shall, within five Business Days, release or cause the release and mailing by overnight mail of the related Mortgage File to the related Servicer.  Except as otherwise provided herein, no expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Collection Account or the Distribution Account; such expenses incurred by the Trustee or the related Custodian shall be paid by the Trust Administrator and reimburseable from the Trust Fund as an Extraordinary Trust Fund Expense.

(b)

From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee shall, upon request of the related Servicer or Trust Administrator and delivery to the Trustee or the applicable Custodian, if permitted by the related Custodial Agreement, of a Request for Release in the form of Exhibit E-1, cause the release of the related Mortgage File to the related Servicer, and the Trustee shall, at the direction of the related Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings and the related Servicer shall retain such Mortgage File in trust for the benefit of the Certificateholders.  Such Request for Release shall obligate the related Servicer to return each and every document previously requested from such Mortgage File to the Trustee or the related Custodian when the need therefor by the related Servicer no longer exists, unless the related Mortgage Loan has been liquidated and the Liquidation Proceeds relating to such Mortgage Loan have been deposited in the related Collection Account or the related Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, and the related Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of such Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the related Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, such Mortgage Loan shall be released by the Trustee or the related Custodian to the related Servicer or its designee.

(c)

Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the related Servicer any court pleadings, requests for trustee’s sale or other documents reasonably necessary to the foreclosure or trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or related Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by such Mortgage Note or Mortgage or otherwise available at law or in equity, or shall execute and deliver to the related Servicer a power of attorney sufficient to authorize the related Servicer or a Sub-Servicer to execute such documents on its behalf, provided that the Trustee shall be obligated to execute the documents identified above if necessary to enable the related Servicer or a Sub-Servicer to perform their respective duties hereunder.  Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution thereof by the Trustee and delivery thereof by the Trustee or the related Custodian, as applicable, will not invalidate or otherwise affect the lien of the related Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee’s sale.

SECTION 3.18.

Servicing Compensation; Master Servicer Compensation.

(a)

As compensation for the activities of each Servicer hereunder, each Servicer shall be entitled to the related Servicing Fee with respect to each related Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Sections 3.11 and 3.24.  In addition, each Servicer shall be entitled to recover unpaid Servicing Fees out of Late Collections, Insurance Proceeds, condemnation proceeds or Liquidation Proceeds and as otherwise permitted by Section 3.11(a) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23.  Except as expressly provided in Sections 6.04 and 7.02 herein, the right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the related Servicer’s responsibilities and obligations under this Agreement; provided, however, that the related Servicer may pay from the related Servicing Fee any amounts due to a related Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02; provided further that the related Servicer may assign a portion of its Servicing Fee to an affiliate of the related Servicer in connection with the ownership by such affiliate of the servicing rights attributable to the related Mortgage Loans (provided that any right, title or interest of such affiliate in such portion of the Servicing Fee shall be subject to termination of the related Servicer in accordance with the terms of this Agreement).

(b)

Additional servicing compensation in the form of assumption or modification fees, late payment charges, insufficient funds fees, reconveyance fees and other ancillary fees (other than Prepayment Premiums) shall be retained by the related Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the related Servicer.  Each Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the related Collection Account, and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24.  In addition, pursuant to Section 3.10(a)(ii) and Section 3.11(a)(iv), the related Servicer, with respect to each Mortgage Loan, shall be entitled to any Prepayment Interest Excess.  Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a related Sub-Servicer, it being understood however, that payment of such premiums by the related Servicer shall constitute Servicing Advances), servicing compensation of any Sub-Servicer and to the extent provided herein in Section 8.05, the indemnification of the Trustee, and shall not be entitled to reimbursement therefor except as specifically provided herein.

(c)

The Master Servicer shall be compensated by the Trust Administrator (from the Trust Administrator’s own funds) pursuant to a separate agreement between the Master Servicer and the Trust Administrator.

SECTION 3.19.

[Reserved].

SECTION 3.20.

Annual Statements as to Compliance.

The Master Servicer, the Trust Administrator, the Modification Oversight Agent and each Servicer shall deliver or otherwise make available (and the Master Servicer, the Trust Administrator, the Modification Oversight Agent and each Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Trust Administrator on or before March 15 of each year, commencing in March 2007, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

The Master Servicer shall include all Item 1123 Certificates received by it from each Servicer with its Item 1123 Certificate to be submitted to the Trust Administrator pursuant to this Section.

In the event the Master Servicer, the Trust Administrator or any Additional Servicer engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 14.06 or to such applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

The Master Servicer shall enforce any obligation of a Servicer to deliver to the Master Servicer an Item 1123 Certificate as may be required.  The Master Servicer shall include such Item 1123 Certificate with its own Item 1123 Certificate to be submitted to the Certificate Insurer, the Trust Administrator, the Depositor and the Trustee pursuant to this Section.

Notwithstanding anything to the contrary in this Section, Wells Fargo in its capacity as a Servicer shall deliver its Item 1123 Certificate to the Master Servicer (only so long as Wells Fargo is the Master Servicer) who in turn will forward such items to the appropriate parties.

SECTION 3.21.

Report on Assessment of Compliance and Attestation.

By March 15 of each year, commencing in March 2007, the Master Servicer, the Trust  Administrator, the Modification Oversight Agent and each Servicer, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Trust Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 4.06(c), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, each Servicer and the Master Servicer shall each forward to the Trust Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Trust Administrator so long as the Master Servicer and the Trust Administrator are the same person).  When the Master Servicer, the Modification Oversight Agent and each Servicer (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Trust Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation) of each Servicing Function Participant engaged by it.

Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Trust Administrator, a Servicer, a Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Trust Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit Q and on any similar exhibit set forth in the Designated Servicing Agreement in respect of the Designated Servicer and notify the Depositor of any exceptions.  None of such parties will be required to deliver any such assessments until March 30 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

The Master Servicer shall include all Assessments of Compliance received by it from the Servicers with its own Assessment of Compliance to be submitted to the Trust Administrator and the Certificate Insurer pursuant to this Section.

In the event the Master Servicer, the Trust Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 3.21, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

The Master Servicer shall enforce any obligation of the Designated Servicer and the Custodians, to the extent set forth in the Designated Servicing Agreement or Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the Designated Servicing Agreement or Custodial Agreement, as applicable.  The Master Servicer shall include such Assessment of Compliance with its own Assessment of Compliance to be submitted to the Trust Administrator and the Trustee pursuant to this Section.

Notwithstanding anything to the contrary in this Section, Wells Fargo, in its capacity as a Servicer shall deliver its Assessment of Compliance to the Master Servicer (only so long as Wells Fargo is the Master Servicer) who in turn will forward such items to the appropriate parties.

SECTION 3.22.

Access to Certain Documentation.

Each Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the related Mortgage Loans under this Agreement, as may be required by applicable laws and regulations.  Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the related Servicer designated by it.  Nothing in this Section shall limit the obligation of the related Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the related Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 3.22 shall require the related Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.  No Servicer shall be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof.  In each case, access to any documentation regarding the related Mortgage Loans may be conditioned upon the requesting party’s acknowledgement in writing of a confidentiality agreement reasonably satisfactory to the related Servicer regarding any information that is required to remain confidential under the Gramm-Leach-Bliley Act of 1999.

SECTION 3.23.

Title, Management and Disposition of REO Property.

(a)

The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, in trust for the benefit of the Certificateholders, subject to applicable laws.  The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity.  Each Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee’s capacity hereunder.  Each Servicer, on behalf of the Trust Fund (and for the benefit of the Certificateholders), shall either sell any REO Property before the close of the third taxable year after the year the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the related Servicer shall have delivered to the Trustee, Trust Administrator, Master Servicer and Depositor an Opinion of Counsel, addressed to the Trustee, Trust Administrator, Master Servicer and Depositor, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition on any REMIC created hereunder of taxes on “prohibited transactions” thereof, as defined in Section 860F of the Code, or cause any REMIC created hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding.  Each Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions.

(b)

Each Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Trust Administrator for the benefit of the Certificateholders (the “REO Account”), which shall be an Eligible Account.  Each Servicer shall be permitted to allow the related Collection Account to serve as an REO Account, subject to separate ledgers for each REO Property.  Each Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the related REO Account.

(c)

Each Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any related REO Property as are consistent with the manner in which the related Servicer manages and operates similar property owned by the related Servicer or any of its Affiliates, all on such terms and for such period as the related Servicer deems to be in the best interests of Certificateholders.  In connection therewith, the related Servicer shall deposit, or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the related Servicer’s receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the deposit of such funds into the clearing account, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

(i)

all insurance premiums due and payable in respect of such REO Property;

(ii)

all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

(iii)

all costs and expenses necessary to maintain, operate and dispose of such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the related Servicer shall advance from its own funds as Servicing Advances such amount as is necessary for such purposes if, but only if, the related Servicer would make such advances if it owned such REO Property and if in the related Servicer’s sole judgment, the payment of such amounts will be recoverable from the rental or sale of such REO Property.

(d)

Notwithstanding the foregoing, no Servicer nor the Trust Administrator shall:

(i)

authorize the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

(ii)

authorize any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

(iii)

authorize any construction on any REO Property, other than the repair or completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

(iv)

authorize any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the related Servicer has obtained an Opinion of Counsel, provided to the Trust Administrator, to the effect that such action will not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the related Servicer may take such actions as are specified in such Opinion of Counsel.

(e)

Each Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

(i)

the terms and conditions of any such contract shall not be inconsistent herewith;

(ii)

any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above, and remit all related revenues (net of such costs and expenses) to the related Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

(iii)

none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the related Servicer of any of its duties and obligations to the Trust Fund or the Certificateholders with respect to the operation and management of any such REO Property; and

(iv)

the related Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

Each Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the related Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.  Each Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the related Servicer’s compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the related Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.

(f)

In addition to the withdrawals permitted under Section 3.23(c), the related Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan.  On the Servicer Remittance Date, each Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

(g)

Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the related Servicer at such price and upon such terms and conditions as the related Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities for similar properties.

(h)

The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to a Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01.  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

(i)

Each Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to such Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

SECTION 3.24.

Obligations of the Servicers in Respect of Prepayment Interest Shortfalls and Relief Act Interest Shortfalls.

Each Servicer shall deliver to the Trust Administrator for deposit into the Distribution Account not later than 1:00 p.m. New York time on the Servicer Remittance Date from its own funds an amount (such amount, “Compensating Interest”) equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Determination Date resulting solely from Principal Prepayments in full for any Mortgage Loan during the portion of the related Prepayment Period occurring between the first day of such Prepayment Period and the last day of the calendar month prior to such Distribution Date and (ii) the aggregate Servicing Fee for such Distribution Date.  No Servicer shall have the right to reimbursement for any amounts remitted to the Trust Administrator in respect of Compensating Interest.  Such amounts remitted shall be included in the Available Distribution Amount and distributed therewith on the related Distribution Date.  Each Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

The Master Servicer (as Successor Servicer) shall deposit all or any portion of a payment of Compensating Interest that the related Servicer fails to remit to the Master Servicer pursuant to the preceding paragraph.

SECTION 3.25.

Obligations of the Servicers in Respect of Mortgage Rates and Monthly Payments.

On each Adjustment Date, each Servicer shall make Mortgage Rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations.  Each Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Rate adjustments.  Each Servicer shall maintain all data and information regarding such Mortgage Rate adjustments and each Servicer’s methods of implementing such Mortgage Rate adjustments and shall provide such information to the Trust Administrator upon request.

In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the related Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the related Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trust Administrator for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Master Servicer, the Trust Administrator, the Depositor and any successor servicer in respect of any such liability.  Such indemnities shall survive the termination or discharge of this Agreement.  Notwithstanding the foregoing, this Section 3.25 shall not limit the ability of a Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law; provided that any expenses in connection with pursuing such recovery shall not be an expense of the Trust.

SECTION 3.26.

Net WAC Reserve Fund.

(a)

On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Net WAC Reserve Fund, $1,000.  On each Distribution Date as to which here is a Net WAC Rate Carryover Amount for any Class of LIBOR Certificates, the Trust Administrator is hereby directed to, and shall therefore, deposit into the Net WAC Reserve Fund an amount equal to the Net WAC Rate Carryover Amount for each affected Class of LIBOR Certificates required pursuant to Section 4.01(a)(3)(a)(xxxvi).  For federal and state income tax purposes, the Class X Certificateholders will be deemed to be the owners of the Net WAC Reserve Fund and all amounts deposited into the Net WAC Reserve Fund.  Amounts held in the Net WAC Reserve Fund and not distributed on any Distribution Date will be invested by the Trust Administrator in the Wells Fargo Prime Advantage Investment Money Market Fund.  All income and gain earned upon such investment shall be deposited into the Net WAC Reserve Fund or any successor fund.  Upon the termination of the Trust Fund, or the payment in full of the LIBOR Certificates, all amounts remaining on deposit in the Net WAC Reserve Fund will be distributed to the Class X Certificateholders or their designees.  The Net WAC Reserve Fund will be part of the Trust Fund but not part of any REMIC and any payments to the LIBOR Certificates of Net WAC Rate Carryover Amounts with respect to any Class of LIBOR Certificates will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  For federal tax return and information reporting, the right to receive any Net WAC Rate Carryover Amount shall be assigned the value specified in Section 10.01(l) of this Agreement.

(b)

On each Distribution Date, to the extent required following the distribution of the Available Distribution Amount, the Trust Administrator will withdraw from amounts in the Net WAC Reserve Fund to pay the LIBOR Certificates any Net WAC Rate Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the Net WAC Reserve Fund:

(i)

to the Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates, pro rata based on amounts owed, any Net WAC Rate Carryover Amounts for such Classes; and

(ii)

sequentially, to the Class M1 Certificates, the Class M2 Certificates, the Class M3 Certificates, the Class M4 Certificates, the Class M5 Certificates, the Class M6 Certificates, the Class M7 Certificates, the Class M8 Certificates, the Class M9 Certificates, the Class M10 Certificates and the Class M11 Certificates, in that order, any unpaid Net WAC Rate Carryover Amounts for such Classes.

SECTION 3.27.

Swap Agreement.

(a)

The Depositor hereby directs the Trustee to execute and deliver on behalf of the Supplemental Interest Trust the Swap Agreement and authorizes the Trust Administrator to acknowledge and agree to the Swap Agreement and perform its obligations thereunder on behalf of the Supplemental Interest Trust in accordance with the terms of the Swap Agreement.  The Depositor hereby authorizes and directs the Trustee to ratify on behalf of the Supplemental Interest Trust, as the Supplemental Interest Trust’s own actions, the terms agreed to by the Depositor in relation to the Swap Agreement, as reflected in the Swap Agreement, and the Trustee hereby so ratifies the Swap Agreement.  The Trustee shall amend the Swap Agreement in accordance with its terms and as requested by a party to the Swap Agreement to cure any ambiguity in or correct or supplement any provision of, the Swap Agreement, provided, however, that any such amendment will not have a material adverse effect to a Certificateholder as evidenced by a written confirmation from each Rating Agency, to the extent required under the Swap Agreement, that such amendment would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates.  The Swap Agreement shall not from part of any REMIC.  The Swap Counterparty is the calculation agent under the Swap Agreement and shall calculate all amounts pursuant to the Swap Agreement and notify the Trust Administrator of all such amounts.

SECTION 3.28.

Advance Facility.

(a)

Each Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the related Servicer assigns or pledges to another Person (together with such Person’s successors and assigns, an “Advancing Person”) the related Servicer’s rights under this Agreement to be reimbursed for any P&I Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all P&I Advances and/or Servicing Advances required to be made by the related Servicer pursuant to this Agreement.  No consent of the Trustee, the Trust Administrator, the Certificateholders or any other party is required before the related Servicer may enter into an Advance Facility; provided, however, that the consent of the Trustee, the Trust Administrator and the Master Servicer shall be required before the related Servicer may cause to be outstanding at one time more than one Advance Facility with respect to P&I Advances or more than one Advance Facility with respect to Servicing Advances.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund P&I Advances and/or Servicing Advances on the related Servicer’s behalf, the related Servicer shall remain obligated pursuant to this Agreement and shall not be relieved of such obligations by virtue of such Advance Facility to make P&I Advances and Servicing Advances pursuant to and as required by this Agreement and shall not be relieved of such obligations by virtue of such Advance Facility.  If the related Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any P&I Advances and/or Servicing Advances outstanding and previously unreimbursed, as applicable, pursuant to this Agreement, then the related Servicer shall remit amounts collected that would otherwise be retained by the related Servicer to reimburse it for previously unreimbursed P&I Advances (“P&I Advance Reimbursement Amounts”) and/or previously unreimbursed Servicing Advances (“Servicing Advance Reimbursement Amounts” and together with Advance Reimbursement Amounts, “Reimbursement Amounts”) (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility) in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an “Advance Facility Trustee”) designated by such Advancing Person.  Notwithstanding anything to the contrary herein, in no event shall P&I Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts, at the times and to the extent permitted to be retained by, or to be paid to, the related Servicer in accordance with provisions of this Agreement, be included in any amounts required to be distributed to Certificateholders.

If a Servicer enters into an Advance Facility, the related Servicer and the related Advancing Person shall deliver to the Trust Administrator a written notice of the existence of such Advance Facility (an “Advance Facility Notice”), stating the identity of the Advancing Person and any related Advance Facility Trustee.  An Advance Facility Notice may only be terminated by the joint written direction of the related Servicer and the related Advancing Person as described in Section 3.28(f) below.

(b)

Reimbursement Amounts shall consist solely of amounts in respect of P&I Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the related Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the related Servicer had made the related P&I Advance(s) and/or Servicing Advance(s).  None of the Trustee, the Master Servicer nor the Trust Administrator shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Trustee, the Master Servicer or the Trust Administrator have any responsibility to track or monitor the administration of the Advance Facility or the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee.  The related Servicer shall maintain and provide to any successor servicer a detailed accounting on a loan by loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person.  The successor servicer shall be entitled to rely on any such information provided by the predecessor servicer, and the successor servicer shall not be liable for any errors in such information.

(c)

An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for P&I Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances, shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.

(d)

Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed P&I Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a “first-in, first out” (“FIFO”) basis, subject to the qualifications set forth below:

(i)

Any successor servicer (a “Successor Servicer”) to the related Servicer who has assigned its rights to receive Reimbursement Amounts to an Advancing Person, and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.28(d) and, to the extent reimbursable in accordance with the permitted withdrawals from the related Collection Account provisions in this Agreement, to the reimbursement of P&I Advances and Servicing Advances made by such Servicer in the manner provided for herein, provided, however, that after the succession of a Successor Servicer, (A) to the extent that any P&I Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of P&I Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such P&I Advances and/or Servicing Advances, second to the related Servicer in respect of its P&I Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Servicer in respect of any other P&I Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Nonrecoverable Advances and Nonrecoverable Servicing Advances (collectively, “Nonrecoverable Advances”) shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed P&I Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Servicer pursuant to this Servicing Agreement, on the one hand, and any such Successor Servicer, on the other hand, and without regard to the date on which any such P&I Advances or Servicing Advances shall have been made.  In the event that, as a result of the FIFO allocation made pursuant to this Section 3.28(d), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to P&I Advances or Servicing Advances that were made by a Person other than the related Servicer or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount.  Without limiting the generality of the foregoing, the related Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all P&I Advances and Servicing Advances funded by the related Servicer to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee.  The documentation establishing any Advance Facility shall require the related Servicer to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii)

By way of illustration, and not by way of limiting the generality of the foregoing, if a Servicer resigns or is terminated at a time when such Servicer is a party to an Advance Facility, and is replaced by a Successor Servicer, and the Successor Servicer directly funds P&I Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the related Servicer and the Advancing Person, which were made prior to any P&I Advances or Servicing Advances made by the Successor Servicer, have been reimbursed in full, at which point the Successor Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Sections 3.09(ii) and 3.11(a) of this Agreement.  To the extent that the P&I Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.11(a) of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Servicer, on the other hand, as described in clause (i)(B) above.

(e)

The related Servicer shall indemnify the Depositor, any successor servicer, the Master Servicer, the Trustee, the Trust Administrator and the Trust Fund for any claim, loss, liability or damage resulting from any claim by the related Advancing Financing Person, except to the extent that such claim, loss, liability or damage (i) in the case of the Depositor, was incurred by reason of the Depositor’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder, (ii) in the case of a successor servicer, was incurred by reason of such successor servicer’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder or by reason of a breach of such successor servicer’s obligations and duties under this Agreement or (iii) in the case of the Trustee, Trust Administrator or the Master Servicer or the Trust Fund, (A) resulted from a breach of the Servicer’s or a successor servicer’s obligations and duties under this Agreement for which the Trustee, Trust Administrator or the Master Servicer is indemnified under Section 6.03 or (B) was incurred by reason of willful misfeasance, bad faith or negligence of the Trustee, Trust Administrator or the Master Servicer in the performance of its duties hereunder or by reason of the Trustee’s, Trust Administrator’s or Master Servicer’s, as applicable, reckless disregard of obligations and duties hereunder or as a result of a breach of the Trustee’s, Trust Administrator’s or Master Servicer’s, as applicable, obligations under Article VIII or VIIIA, as applicable, hereof.  Notwithstanding the foregoing, the exclusions set forth in clauses (i), (ii) and (iii) above from the related Servicer’s obligation to indemnify the Depositor, any successor servicer, the Master Servicer, Trust Administrator, the Trustee and the Trust Fund shall not be applicable, in any case, to the extent the applicable claim, loss, liability or damage was incurred by reason of the related Servicer’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder or by reason of a breach of the Servicer’s obligations and duties under this Agreement.

(f)

At any time when an Advancing Person shall have ceased funding P&I Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all P&I Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the related Servicer to the Master Servicer terminating the Advance Facility Notice (the “Notice of Facility Termination”), the related Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the related Collection Account pursuant to Section 3.11(a).

(g)

After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.28 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

(h)

Upon the direction of and at the expense of the Servicer, the Trust Administrator agrees to execute such acknowledgments, certificates, and other documents provided by the related Servicer recognizing the interests of any Advance Facility Trustee in such Advance Reimbursement Amounts as the related Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.28, and such other documents in connection with such Advance Facilities as may be reasonably requested from time to time by any Advance Facility Trustee.

ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.

Distributions.

(a)  (1) On each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account that portion of the Available Distribution Amount equal to the Interest Remittance Amount for that Distribution Date and make the following disbursements and transfers in the following order of priority in each case, from and to the extent of the Interest Remittance Amount; provided, however, the distributions made pursuant to Section 4.01(a)(1)(i) hereof shall be made on the related Swap Payment Date to the extent such distributions would be capable of being made on such Distribution Date:

(i)

to the Supplemental Interest Trust, any Net Trust Swap Payment (unless an Early Termination Date has occurred) and any Swap Termination Payment (unless the Swap Counterparty is the Defaulting Party or the Sole Affected Party (as defined in the ISDA Master Agreement)) owed to the Swap Counterparty;

(ii)

concurrently, to the holders of each Class of Senior Certificates, applied in accordance with the allocation rules set forth in Section 4.01(f) below, the related Monthly Interest Distributable Amount, on a pro rata basis based on such Monthly Interest Distributable Amount;

(iii)

concurrently, to the holders of each Class of Senior Certificates, applied in accordance with the allocation rules set forth in Section 4.01(f) below, any related Unpaid Interest Shortfall Amount, if any, for each such Class for each such Distribution Date on a pro rata basis based on the entitlement of each such Unpaid Interest Shortfall Amount;

(iv)

to the Holders of the Class M1 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(v)

to the Holders of the Class M2 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(vi)

to the Holders of the Class M3 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(vii)

to the Holders of the Class M4 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(viii)

to the Holders of the Class M5 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(ix)

to the Holders of the Class M6 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(x)

to the Holders of the Class M7 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(xi)

to the Holders of the Class M8 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(xii)

to the Holders of the Class M9 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(xiii)

to the Holders of the Class M10 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates; and

(xiv)

to the Holders of the Class M11 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates.

Any Interest Remittance Amount remaining undistributed after giving effect to subclause (i) through (xiv) above shall be used in determining the amount of Net Monthly Excess Cashflow, if any, for such Distribution Date.

(2)

On each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account the Principal Distribution Amount for such Distribution Date and make the following disbursements and transfers in the following order of priority in each case to the extent of the Principal Distribution Amount remaining for such Distribution Date:

(A)

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows; provided, however, that the distribution made pursuant to Section 4.01(a)(2)(A)(i) hereof shall be made on the related Swap Payment Date to the extent such distributions would be capable of being made on such Distribution Date:

(i)

to the Supplemental Interest Account for payment to the Swap Counterparty, any unpaid Net Trust Swap Payment (unless an Early Termination Date has occurred) and Swap Termination Payment (unless the Swap Counterparty is the Defaulting Party or the Sole Affected Party), in each case remaining after giving effect to Section 4.01(a)(1)(i) for such date of distribution;

(ii)

concurrently:

(a)

to the Holders of the Class A1 Certificates, the Subgroup 1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; and

(b)

sequentially, as follows:

(1)

to the Holders of the Class A2 Certificates, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(2)

to the Holders of the Class A3 Certificates, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(3)

to the Holders of the Class A4 Certificates, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; and

(4)

to the Holders of the Class A5 Certificates, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof have been reduced to zero;

provided however, that beginning on the first Distribution Date on or after which the Mezzanine Certificates have been paid in full and the Net Monthly Excess Cashflow and Overcollateralization Amount for such Distribution Date are insufficient to cover Realized Losses on the Subgroup 2 Mortgage Loans, to the Class A2, Class A3, Class A4 and Class A5 Certificates, pro rata, based on Certificate Principal Balances, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the respective Certificate Principal Balance have been reduced to zero;

provided, after the aggregate Certificate Principal Balance of the Class or Classes of Class A Certificates related to a Subgroup is reduced to zero, any amounts remaining available to be distributed to such Class or Classes pursuant to the applicable subclause above will be distributed to the other Class or Classes of Class A Certificates related to the other Subgroup (after the distribution pursuant to the applicable subclause related to such Class or Classes and in accordance with the distribution rules set forth in such subclause), until the respective Certificate Principal Balances thereof have been reduced to zero;

(iii)

to the Holders of the Class M1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

to the Holders of the Class M2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(v)

to the Holders of the Class M3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)

to the Holders of the Class M4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(vii)

to the Holders of the Class M5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(viii)

to the Holders of the Class M6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(ix)

to the Holders of the Class M7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(x)

to the Holders of the Class M8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(xi)

to the Holders of the Class M9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(xii)

to the Holders of the Class M10 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(xiii)

to the Holders of the Class M11 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(B)

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows; provided, however, the distributions made pursuant to Section 4.01(a)(2)(B)(i) hereof shall be made on the related Swap Payment Date to the extent such distributions would be capable of being made on such Distribution Date:

(i)

to the Supplemental Interest Account for payment to the Swap Counterparty, any unpaid Net Trust Swap Payment (unless an Early Termination Date has occurred) and Swap Termination Payment (unless the Swap Counterparty is the Defaulting Party or the Sole Affected Party), in each case remaining after giving effect to Section 4.01(a)(1)(i) for such date of distribution;

(ii)

concurrently:

(a)

to the Holders of the Class A1 Certificates, the Subgroup 1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(b)

sequentially, as follows:

(1)

to the Holders of the Class A2 Certificates, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(2)

to the Holders of the Class A3 Certificates, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(3)

to the Holders of the Class A4 Certificates, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; and

(4)

to the Holders of the Class A5 Certificates, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the respective Certificate Principal Balance thereof have been reduced to zero;

provided however, that beginning on the first Distribution Date on or after which the Mezzanine Certificates have been paid in full and the Net Monthly Excess Cashflow and Overcollateralization Amount for such Distribution Date are insufficient to cover Realized Losses on the Subgroup 2 Mortgage Loans, to the Class A2, Class A3, Class A4 and Class A5 Certificates, pro rata, based on Certificate Principal Balances, the Subgroup 2 Principal Distribution Amount for such Distribution Date, until the respective Certificate Principal Balance have been reduced to zero;

provided, after the aggregate Certificate Principal Balance of the Class or Classes of Class A Certificates related to a Subgroup is reduced to zero, any amounts remaining available to be distributed to such Class or Classes pursuant to the applicable subclause above will be distributed to the other Class or Classes of Class A Certificates related to the other Subgroup (after the distribution pursuant to the applicable subclause related to such Classes and in accordance with the distribution rules set forth in such subclause), until the respective Certificate Principal Balances thereof have been reduced to zero;

(iii)

sequentially, as follows:

(a)

to the Holders of the Class M1 Certificates, the Class M1/M2/M3 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(b)

to the Holders of the Class M2 Certificates, the Class M1/M2/M3 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; and

(c)

to the Holders of the Class M3 Certificates, the Class M1/M2/M3 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

to the Holders of the Class M4 Certificates, the Class M4 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(v)

to the Holders of the Class M5 Certificates, the Class M5 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)

to the Holders of the Class M6 Certificates, the Class M6 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(vii)

to the Holders of the Class M7 Certificates, the Class M7 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(viii)

to the Holders of the Class M8 Certificates, the Class M8 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(ix)

to the Holders of the Class M9 Certificates, the Class M9 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(x)

to the Holders of the Class M10 Certificates, the Class M10 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; and

(xi)

to the Holders of the Class M11 Certificates, the Class M11 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero.

Any Principal Distribution Amount remaining undistributed after giving effect to clauses (A) and (B) above shall be used in determining the amount of Net Monthly Excess Cashflow, if any, for such Distribution Date.

(3)

(a)  On each Distribution Date, the Net Monthly Excess Cashflow shall be distributed as follows; provided, however, the distributions made pursuant to Sections 4.01(a)(3)(a)(xxxvii) hereof shall be made on the related Swap Payment Date to the extent such distributions would be capable of being made on such Distribution Date:

(i)

to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Overcollateralization Increase Amount, payable to such Holders as part of the Principal Distribution Amount and applied in the same order of priority as payments of principal would otherwise be applied on such Distribution Date to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Classes of Certificates is reduced to zero;

(ii)

to the Holders of the Class M1 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(iii)

to the Holders of the Class M1 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(iv)

to the Holders of the Class M2 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(v)

to the Holders of the Class M2 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(vi)

to the Holders of the Class M3 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(vii)

to the Holders of the Class M3 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(viii)

to the Holders of the Class M4 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(ix)

to the Holders of the Class M4 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(x)

to the Holders of the Class M5 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xi)

to the Holders of the Class M5 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xii)

to the Holders of the Class M6 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xiii)

to the Holders of the Class M6 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xiv)

to the Holders of the Class M7 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xv)

to the Holders of the Class M7 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xvi)

to the Holders of the Class M8 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xvii)

to the Holders of the Class M8 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xviii)

to the Holders of the Class M9 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xix)

to the Holders of the Class M9 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xx)

to the Holders of the Class M10 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xxi)

to the Holders of the Class M10 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xxii)

to the Holders of the Class M11 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xxiii)

to the Holders of the Class M11 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xxiv)

concurrently, to the Holders of each Class of Senior Certificates, pro rata based on the entitlement of each such Class pursuant to this clause, in an amount equal to such Class’s previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls allocated to each such Certificates;

(xxv)

to the Holders of the Class M1 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxvi)

to the Holders of the Class M2 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxvii)

to the Holders of the Class M3 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxviii)

to the Holders of the Class M4 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxix)

to the Holders of the Class M5 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxx)

to the Holders of the Class M6 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxxi)

to the Holders of the Class M7 Certificates, in an amount equal to such Class’ previously allocated but not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to each such Class of Certificates;

(xxxii)

to the Holders of the Class M8 Certificates, in an amount equal to such Class’ previously allocated but not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to each such Class of Certificates;

(xxxiii)

  to the Holders of the Class M9 Certificates, in an amount equal to such Class’ previously allocated but not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to each such Class of Certificates;

(xxxiv)

  to the Holders of the Class M10 Certificates, in an amount equal to such Class’ previously allocated but not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to each such Class of Certificates;

(xxxv)

to the Holders of the Class M11 Certificates, in an amount equal to such Class’ previously allocated but not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to each such Class of Certificates;

(xxxvi)

  to the Net WAC Reserve Fund for distribution to the Class A1, Class A2, Class A3, Class A4, Class A5 and Mezzanine Certificates, an amount equal to any Net WAC Rate Carryover Amount for such classes for such Distribution Date for distribution in accordance with Section 3.26;

(xxxvii)

 to the Supplemental Interest Account, for payment to the Swap Counterparty, any unpaid Net Trust Swap Payment and any unpaid Swap Termination Payment for such date of distribution;

(xxxviii)

 to the Trustee and the Trust Administrator, any amounts payable pursuant to Section 8.05(b) and 8A.05(b) hereof, respectively;

(xxxix)

 to the Holders of the Class X Certificates, the Class X Distribution Amount; and

(xl)

to the Holders of the Residual Certificates.

(b) On each Distribution Date, the Trust Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Premiums collected by each Servicer in connection with the Principal Prepayment of any of the related Mortgage Loans or the Servicer Prepayment Premium Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates.  Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.  On the first Distribution Date following the expiration of the latest prepayment term with respect to the related Mortgage Loans and if funds are available on such date, the Class P Certificates shall be entitled to its outstanding Certificate Principal Balance prior to any distributions of Net Monthly Excess Cashflow pursuant to Section 4.01(a)(3) on such Distribution Date.

(c) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests.  Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of record of the respective Class on the related Record Date (except as otherwise provided in this Section 4.01 or Section 9.01 respecting the final distribution on such Class), and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trust Administrator or such other location specified in the notice to Certificateholders of such final distribution.

Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures.  Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates.  None of the Trustee, the Certificate Registrar, the Trust Administrator, the Master Servicer, the Depositor or the Servicers shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(d) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement.  None of the Holders of any Class of Certificates, the Trustee, the Master Servicer, the Trust Administrator, the Seller or the Servicers shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

(e) Except as otherwise provided in Section 9.01, whenever the Trust Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trust Administrator shall, no later than five (5) days after the related Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

(i) the Trust Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trust Administrator therein specified, and

(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trust Administrator and credited to the account of the appropriate non-tendering Holder or Holders.  If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.  If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders.  The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund.  If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease.  No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e).

(f) The Interest Remittance Amount distributed pursuant to Sections 4.01(a)(1)(ii) and 4.01(a)(1)(iii) above will be applied to the Senior Certificates as follows: amounts distributed to the Class A1, Class A2, Class A3, Class A4 and Class A5 Certificates will first reduce the Interest Remittance Amount of the related Subgroup.  Reductions in the Subgroup 1 Interest Remittance Account will be applied to the Class A1 Certificates.  Reductions in the Subgroup 2 Interest Remittance Account will be applied to the Class A2, Class A3, Class A4 and Class A5 Certificates, pro rata, based on the amount of interest due to each such class.  If the related Interest Remittance Amount is insufficient, additional amounts will reduce the remaining Interest Remittance Amount of the other Subgroup after giving effect to the foregoing allocations.

SECTION 4.02.

Statements to Certificateholders.

(a)

On each Distribution Date, the Trust Administrator shall prepare and make available to each Holder of the Regular Certificates, the Trustee, the Master Servicer, the Servicers, each Rating Agency and Swap Counterparty, based solely on, and to the extent of, information provided to the Trust Administrator by the Servicers and the Swap Counterparty pursuant to Section 4.03 hereof, as to the distributions made on such Distribution Date or Swap Payment Date, as applicable, setting forth:

(i)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates including on account of the Mezzanine Certificates, separately identified, allocable to principal and the amount of the distribution to the Holders of the Class P Certificates allocable to Prepayment Premiums and Servicer Prepayment Premium Payment Amounts;

(ii)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class P Certificates), including on account of the Mezzanine Certificates, separately identified, allocable to interest;

(iii)

the Overcollateralization Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency Amount and the Overcollateralization Target Amount as of such Distribution Date and the Excess Overcollateralization Amount for such Distribution Date and the Overcollateralization Increase Amount for such Distribution Date;

(iv)

the aggregate Servicing Fee received by each Servicer during the related Due Period and such other customary information as the Trust Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

(v)

with respect to Subgroup 1 and Subgroup 2 and the Mortgage Pool, the aggregate amount of P&I Advances for such Distribution Date;

(vi)

with respect to Subgroup 1 and Subgroup 2 and the Mortgage Pool, the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

(vii)

with respect to Subgroup 1 and Subgroup 2 and the Mortgage Pool, the number, Aggregate Principal Balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

(viii)

with respect to Subgroup 1 and Subgroup 2 and the Mortgage Pool, the number and aggregate unpaid principal balance of the Mortgage Loans (a) Delinquent 30-59 days, (b) Delinquent 60-89 days, (c) Delinquent 90 or more days in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

(ix)

with respect to Subgroup 1 and Subgroup 2 and the Mortgage Pool, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

(x)

with respect to Subgroup 1 and Subgroup 2 and the Mortgage Pool, the aggregate of the Stated Principal Balances of all REO Properties as of the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date;

(xi)

with respect to Subgroup 1 and Subgroup 2 and the Mortgage Pool, the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xii)

with respect to Subgroup 1 and Subgroup 2 and the Mortgage Pool, the aggregate amount of Realized Losses incurred during the calendar month preceding the month of such Distribution Date (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date;

(xiii)

with respect to Subgroup 1 and Subgroup 2 and the Mortgage Pool, the aggregate amount of Extraordinary Trust Fund Expenses withdrawn from each Collection Account or the Distribution Account for such Distribution Date;

(xiv)

the Certificate Principal Balance of the Class A Certificates and the Mezzanine Certificates, after giving effect to the distributions made on such Distribution Date and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of such Realized Losses;

(xv)

the Certificate Factor for each such Class of LIBOR Certificates applicable to such Distribution Date;

(xvi)

the Monthly Interest Distributable Amount in respect of the Senior Certificates and the Mezzanine Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to each such Class of Certificates on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls, as applicable;

(xvii)

the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the related Servicer pursuant to Section 3.24;

(xviii)

the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

(xix)

the Net WAC Rate Carryover Amount for the Class A Certificates and the Mezzanine Certificates, if any, for such Distribution Date and the amount remaining unpaid after reimbursements therefor on such Distribution Date;

(xx)

the Available Distribution Amount;

(xxi)

with respect to any Mortgage Loan as to which foreclosure proceedings have been concluded, the loan number and unpaid principal balance of such Mortgage Loan as of the date of such conclusion of foreclosure proceedings;

(xxii)

with respect to Mortgage Loans as to which a Liquidation Event has occurred, the number of such Mortgage Loans, the unpaid principal balance of such Mortgage Loans as of the date of such Liquidation Event and the amount of proceeds (including Liquidation Proceeds and Insurance Proceeds) collected in respect of such Mortgage Loans;

(xxiii)

the respective Pass-Through Rates applicable to the LIBOR Certificates, for such Distribution Date and the Pass-Through Rate applicable to the LIBOR Certificates for the immediately succeeding Distribution Date;

(xxiv)

the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Allocated Realized Loss Amounts;

(xxv)

amounts deposited into each Net WAC Reserve Fund;

(xxvi)

 the date when a Stepdown Date has occurred;

(xxvii)

 each Subgroup Net WAC Rate;

(xxviii)

each Subgroup Maximum Rate;

(xxix)

whether a Trigger Event has occurred and is continuing;

(xxx)

the Trust Swap Payment, the Swap Counterparty Payment, the Net Trust Swap Payment or the Net Swap Counterparty Payment;

(xxxi)

the related Record Date;

(xxxii)

the related Interest Accrual Period;

(xxxiii)

the related Determination Date;

(xxxiv)

 the constant default rate;

(xxxv)

the related Distribution Date; and

(xxxvi)

the amount of cash received with respect to the related Interest Accrual Period.

In addition to the information listed above, not later than the first Business Day immediately following the Determination Date, the Servicers shall provide to the Trust Administrator for inclusion in each such report any other information required by Form 10-D, including, but not limited to, the information required by Item 1121 (17 C.F.R. §229.1121) of Regulation AB.

(b)

The Trust Administrator will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the Trustee, the Master Servicer, the Servicers, the Rating Agencies, the Swap Counterparty and any designee of the Swap Counterparty via the Trust Administrator’s internet website.  All information from which the Trust Administrator makes such statement will be based solely on information provided by the Servicers pursuant to Section 4.03(a) hereof or the Swap Counterparty pursuant to the Swap Agreement.  The Trust Administrator’s website will initially be located at http://www.ctslink.com.  Assistance in using the website can be obtained by calling the Trust Administrator’s customer service desk at (301) 815-6600.  Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Trust Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trust Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

(c)

In the case of information furnished pursuant to subsections (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

(d)

Within a reasonable period of time after the end of each calendar year, upon written request or request by facsimile, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subsections (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder.  Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

(e)

On each Distribution Date, the Trust Administrator shall make available to the Depositor, each Holder of a Residual Certificate, the Master Servicer and the Servicers, a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

(f)

Within a reasonable period of time after the end of each calendar year, upon written request or request by facsimile, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared by the Trustee and furnished to such Holders pursuant to the rules and regulations of the Code as are in force from time to time.

(g)

The Trust Administrator shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide.  For purposes of this Section 4.02, the Trust Administrator’s duties are limited to the extent that the Trust Administrator receives timely reports as required from the Servicers pursuant to Section 4.03(a) hereof.

(h)

On each Distribution Date the Trust Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) loan level data with respect to all of the Mortgage Loans and CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.  In addition if so requested by an Originator, on each Distribution Date the Trust Administrator shall provide to the related Originator and at the expense of such Originator, the loan level data with respect to the Mortgage Loans.

SECTION 4.03.

Remittance Reports; P&I Advances.

(a)

On the tenth day of each month, or if such day is not a Business Day, the Business Day preceding such day, each Servicer shall deliver to the Trust Administrator and to the Swap Counterparty, electronically (or such other means as the related Servicer and the Trust Administrator may agree from time to time) a Remittance Report with respect to each related Mortgage Loan for the prior calendar month.  In addition, no later than four Business Days prior to each Distribution Date, each Servicer shall deliver to the Trust Administrator delinquency information (in a form mutually agreeable to both the related Servicer and the Trust Administrator) with respect to each Mortgage Loan and P&I Advances including (i) the amount of P&I Advances and Servicing Advances to be made by the related Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances and Servicing Advances outstanding after giving effect to such P&I Advances and Servicing Advances, as applicable, and the aggregate amount of Nonrecoverable P&I Advances and Servicing Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trust Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02.  Neither the Swap Counterparty nor the Trust Administrator shall be responsible to recompute, recalculate or verify any information provided to it by the related Servicer.

(b)

The amount of P&I Advances to be made by each Servicer for any Distribution Date shall equal, subject to this Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the related Servicing Fee), due on the related Due Date in respect of the related Mortgage Loans, which Monthly Payments were Delinquent as of the close of business on the related Determination Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the calendar month preceding the month of such Distribution Date and as to which such REO Property an REO Disposition did not occur during the calendar month preceding the month of such Distribution Date, an amount equal to the excess, if any, of the Monthly Payments (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

On or before 1:00 p.m. New York time on the Servicer Remittance Date, each Servicer shall remit in immediately available funds to the Trust Administrator for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the related Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of the related Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the related Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by the related Servicer with respect to the related Mortgage Loans and REO Properties.  Any amounts held for future distribution and so used shall be appropriately reflected in the related Servicer’s records and replaced by the related Servicer by deposit in the related Collection Account on or before the next succeeding Servicer Remittance Date on which such funds would be due.  The Trust Administrator will provide notice to the Servicers by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the related Servicer to the Trust Administrator on such date is less than the P&I Advances required to be made by each Servicer for such Distribution Date.  Nothing in this Section 4.03(b) shall be construed to prohibit a Servicer from reimbursing itself for P&I Advances made from its own funds or so replaced by it in the related Collection Account at any time from the related Collection Account to the extent provided in Section 3.11 herein.

(c)

The obligation of each Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to Section 4.03(d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 4.03.

(d)

Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by a Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.  The determination by a Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officers’ Certificate of the related Servicer delivered to the Depositor, the Trust Administrator and the Trustee.  In addition, no Servicer shall be required to advance Relief Act Interest Shortfalls.

SECTION 4.04.

Allocation of Realized Losses.

(a)

No later than four Business Days prior to each Distribution Date, each Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the calendar month preceding the month of such Distribution Date; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses; and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal.  No later than four Business Days prior to each Distribution Date, each Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the calendar month preceding the month of such Distribution Date and (ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period.

(b)

If on any Distribution Date after giving effect to all Realized Losses incurred with respect to the Mortgage Loans during or prior to the related Due Period and distributions of principal with respect to the LIBOR Certificates on such Distribution Date, the aggregate Certificate Principal Balance of the LIBOR Certificates and the Class P Certificates exceeds the Aggregate Principal Balance on such date, the amount of such excess shall be allocated by the Trustee on such Distribution Date as follows:  first, to the Class M11 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class M10 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class M9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class M5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; eighth, to the Class M4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; ninth to the Class M3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; tenth, to the Class M2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and eleventh, to the Class M1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.  All Realized Losses to be allocated to the Certificate Principal Balance of the Mezzanine Certificates on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided in Section 4.01.

(c)

Any allocation of Realized Losses to a Class of Mezzanine Certificates on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated.  All Realized Losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)

With respect to any Class of Certificates to which an Applied Loss Amount has been allocated (including any such Class for which the related Certificate Principal Balance has been reduced to zero), the Certificate Principal Balance of such Class will be increased on each Distribution Date by the amount of related Recoveries for such Distribution Date, beginning with the Class of Mezzanine Certificates with the highest relative payment priority, in each case up to the amount of the Allocated Realized Loss Amount for that Class.  Any increase in a Certificate Principal Balance on a Distribution Date pursuant to this Section 4.04(d) shall be made prior to giving effect to distributions on that Distribution Date.

SECTION 4.05.

Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Trust Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trust Administrator reasonably believes are applicable under the Code.  The consent of Certificateholders shall not be required for such withholding.  In the event the Trust Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trust Administrator shall indicate the amount withheld to such Certificateholders.

SECTION 4.06.

Commission Reporting.

(a) The Trust Administrator, each Servicer and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust’s satisfying the reporting requirements under the Exchange Act.  The Trust Administrator shall prepare on behalf of the Depositor any Forms 8-K, 10-D and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and, except as provided herein, the Depositor shall sign and the Trust Administrator shall file (via EDGAR) such forms on behalf of the Depositor.

Form 10-D and Form 10-K require the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days."  The Depositor hereby represents to the Trust Administrator that, as of the Closing Date, the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Trust Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be "no."  The Trust Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

(b)  Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trust Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Trust Administrator shall file each Form 10-D with a copy of the related monthly statement pursuant to Section 4.03 attached thereto.  Any disclosure in addition to such monthly statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit N hereto to the Depositor and the Trust Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit N hereto, within 5 calendar days after the related Distribution Date, (i) the parties set forth thereon shall be required to provide to the Trust Administrator and the Depositor, to the extent known by a responsible party thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit O hereto (an “Additional Disclosure Notification”) and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, the Trust Administrator shall forward electronically a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date.  Within two (2) Business Days after the receipt of such copy, but no later than the 12th calendar day after the related Distribution Date, the Depositor shall notify the Trust Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D.  In the absence of receipt of any written changes or approval, the Trust Administrator shall be entitled to assume that such Form 10-D is in final form and the Trust Administrator may proceed with the execution and filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trust Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trust Administrator will follow the procedures set forth in Section 4.06(e).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trust Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trust Administrator.  Each party to this Agreement acknowledges that the performance by the Trust Administrator of its duties under this Section 4.06(b) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 4.06(b).  The Trust Administrator shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(c) On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Trust Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trust Administrator within the applicable time frames set forth in this Agreement, the related Custodial Agreements and the Designated Servicing Agreement, (i) the Item 1123 Certificate for each Servicer, each Additional Servicer, the Master Servicer and Trust Administrator as described under Section 14.06, (ii)(A) the Assessment of Compliance with servicing criteria for each Servicer, each Servicing Function Participant, the Master Servicer, Trust Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”) and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the Accountant’s Attestation for each Reporting Servicer and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification (provided, however, that the Trust Administrator, at its discretion may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit P hereto to the Depositor and the Trust Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit P hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties set forth on Exhibit P shall be required to provide to the Trust Administrator and the Depositor, to the extent known by a responsible officer,  a notice in the form of Exhibit O hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

After preparing the Form 10-K, the Trust Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) Business Days of receipt, but in no event later than March 25, the Depositor shall notify the Trust Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Trust Administrator shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trust Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trust Administrator will follow the procedures set forth in Section 4.06(e).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trust Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trust Administrator.  The Trust Administrator will notify the Certificate Insurer when the Form 10-K has been filed and is available on its internet website.  The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 4.06(c) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodians, the Designated Servicer and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under Section 4.06(c).  The Trust Administrator shall not have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Trust Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit R hereto to the Depositor and the Trust Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Trust Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

As set forth on Exhibit R hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Trust Administrator and the Depositor, to the extent known by a responsible officer thereof, a notice in the form of Exhibit O attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trust Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trust Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

After preparing the Form 8-K, the Trust Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review.  Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Trust Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K.  In the absence of receipt of any written changes or approval, the Trust Administrator shall be entitled to assume that such Form 8-K is in final form and the Trust Administrator may proceed with the execution and filing of the Form 8-K.  No later than noon New York City time on the 4th Business Day after the Reportable Event, the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trust Administrator.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trust Administrator will follow the procedures set forth in Section 4.06(e).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trust Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Trust Administrator.  The parties to this Agreement acknowledge that the performance by the Trust Administrator of its duties under this Section 4.06(d) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 4.06(d).  The Trust Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(e) On or before January 30 of the first year in which the Trust Administrator is able to do so under applicable law, the Trust Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the trust under the Exchange Act.

In the event that the Trust Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trust Administrator will promptly, but no later than within one Business Day, notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Trust Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any monthly statement), additional Form 10-K or Form 8-K disclosure information, the Trust Administrator will electronically notify the Depositor and the affected parties and the Trust Administrator and the Depositor shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by the Depositor.  The parties to this Agreement acknowledge that the performance by the Trust Administrator and the Master Servicer of its duties under this Section 14.05 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  Neither the Trust Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trust Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 4.07.

Supplemental Interest Trust.

(a)

A separate trust is hereby established (the “Supplemental Interest Trust”), the corpus of which shall be held by the Trust Administrator, in trust, for the benefit of the holders of the Certificates.  On the Closing Date, the Trust Administrator shall establish and maintain in its name, a separate account for the benefit of the holders of the Certificates (the “Supplemental Interest Account”), into which the Depositor shall initially deposit $1,000.  The Supplemental Interest Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trust Administrator held pursuant to this Agreement.

(b)

The Trust Administrator shall deposit into the Supplemental Interest Account any amounts required to be paid to the Swap Counterparty pursuant to Section 4.01 and shall distribute from the Supplemental Interest Account any such amounts to the Swap Counterparty as required by Section 4.01 on each Swap Payment Date.  The Trust Administrator shall deposit into the Supplemental Interest Account any Net Counterparty Payments received from the Swap Counterparty and shall distribute from the Supplemental Interest Account any such amounts to holders of the Certificates on each Distribution Date pursuant to Section 4.10.

(c)

Funds in the Supplemental Interest Account shall be invested in Permitted Investments, which shall mature not later than the Business Day immediately preceding the Swap Payment Date, or on the Swap Payment Date with respect to Permitted Investments invested with an affiliate of the Trust Administrator.  Any earnings on such amounts shall be distributed on each Distribution Date pursuant to Section 4.10.  The Class X Certificates shall evidence ownership of the Supplemental Interest Trust for federal income tax purposes and the Holder thereof shall direct the Trust Administrator, in writing, as to investment of amounts on deposit therein.  In the absence of written instructions from the Class X Certificateholders as to investment of funds on deposit in the Supplemental Interest Account, such funds shall be invested in the Wells Fargo Prime Advantage Money Market Fund, or any successor fund.

(d)

Upon termination of the Trust Fund, any amounts remaining in the Supplemental Interest Account after payment of amounts owing to the Swap Counterparty shall be distributed pursuant to the priorities set forth in Section 4.10.

(e)

It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Supplemental Interest Trust be disregarded as an entity separate from the holder for the Class X Certificates unless and until the date when either (a) there is more than one Class X Certificateholder or (b) any Class of Certificates in addition to the Class X Certificates is recharacterized as representing ownership of an equity interest in the Supplemental Interest Trust for federal income tax purposes.

(f)

The Trustee is hereby directed, on or prior to the Closing Date, on behalf of the Supplemental Interest Trust, to enter into and assume its obligations under the Swap Agreement with the Swap Counterparty for the benefit of the Holders of the Certificates, in the form presented to it by the Depositor.  The Trust Administrator is hereby directed, on or prior to the Closing Date, on behalf of the Supplemental Interest Trust, to acknowledge and agree to the Swap Agreement and assume its obligations under the Swap Agreement with the Swap Counterparty for the benefit of the Holders of the Certificates, in the form presented to it by the Depositor.  The Trust Administrator shall administer to, hold, receive and make all payments under the Swap Agreement on behalf of the Supplemental Interest Trust and the Trustee in accordance with its terms and the provisions of this Agreement.  The Depositor shall pay or cause to be paid on behalf of the Supplemental Interest Trust the payments, if any, owed to the Swap Counterparty as of the Closing Date under the Swap Agreement.  Neither the Trust Administrator nor the Trustee shall, individually or personally, have any liability to perform any covenant either express or implied contained in the Swap Agreement and under no circumstance shall the Trust Administrator or the Trustee, as applicable, be personally liable for the payment of any amounts payable by the Supplemental Interest Trust under the Swap Agreement or any expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under the Swap Agreement.

SECTION 4.08.

Rights of Swap Counterparty.

The Swap Counterparty shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto and shall have the right to enforce its rights under this Agreement, which rights include but are not limited to, the obligation of the Trust Administrator (A) to deposit any Net Trust Swap Payment required pursuant to Section 4.01(a)(1)(i), 4.01(a)(2)(A)(i), 4.01(a)(2)(B)(i) and 4.01(a)(3)(a)(xxxvii)and any Swap Termination Payment required pursuant to Sections 4.01(a)(1)(i), 4.01(a)(2)(A)(i), 4.01(a)(2)(B)(i) and 4.01(a)(3)(a)(xxxvii) into the Supplemental Interest Account and (B) to establish and maintain the Supplemental Interest Account, to make such deposits thereto, investments therein and distributions therefrom as are required pursuant to Section 4.07.  For the protection and enforcement of the provisions of this Section, the Swap Counterparty shall be entitled to relief as can be given either at law or in equity.

SECTION 4.09.

Replacement of Swap Counterparty

In the event that the Trustee, on behalf of the Supplemental Interest Trust, and at the direction of the Depositor, enters into a replacement interest rate swap agreement with a replacement swap counterparty (the "Replacement Swap Counterparty"), then (a) to the extent that the Supplemental Interest Trust would be required to make a Swap Termination Payment to the Swap Counterparty and (b) to the extent the Replacement Swap Counterparty pays to assume the rights and obligations of the Swap Counterparty under the Swap Agreement (the "Replacement Payment"), the Trustee, on behalf of the Supplemental Interest Trust, and the Swap Counterparty agree that such Replacement Payment shall be paid to the Swap Counterparty directly and shall, only to the extent actually paid by the Replacement Swap Counterparty to the Swap Counterparty, constitute satisfaction in full of the obligations of the Supplemental Interest Trust to the Swap Counterparty in respect of the assignment of the outstanding transaction under the Swap Agreement to the Replacement Swap Counterparty or the replacement of such transaction with the Replacement Swap Counterparty.  In addition, upon termination of the transaction under the Swap Agreement and to the extent that the Swap Counterparty would be required to make a Swap Termination Payment to the Supplemental Interest Trust, such Swap Termination Payment shall be deposited into the Supplement Interest Account and shall be used to make any upfront payment required to be made to a Replacement Swap Counterparty.  The Trustee shall have no responsibility with respect to the selection of a Replacement Swap Counterparty or the negotiation of a replacement Swap Agreement.

Notwithstanding anything to the contrary contained herein, in the event that a replacement swap agreement is not obtained within 30 days after receipt by the Trust Administrator of the Swap Termination Payment paid by the terminated Swap Counterparty, the Trust Administrator shall deposit such Swap Termination Payment into the Supplemental Interest Account and the Trust Administrator shall, on each Distribution Date, withdraw from such Supplemental Interest Account, an amount equal to the Net Counterparty Payment, if any, that would have been paid to the Supplemental Interest Trust by the original Swap Provider (computed in accordance with the terms of the original Swap Agreement) and distribute such amount in accordance with Section 4.10 of this Agreement.

SECTION 4.10.

Distribution of Net Counterparty Payments

(a)

On each Distribution Date, the Trust Administrator shall distribute any Net Counterparty Payment for such date, sequentially, as follows:

(i)

to the Class A Certificates, pro rata based on amounts due, any Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for such Class on such Distribution Date, after giving effect to distributions of interest pursuant to Section 4.01(a);

(ii)

to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates, in that order, Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for such Class on such Distribution Date, after giving effect to distributions of interest pursuant to Section 4.01(a);

(iii)

to the LIBOR Certificates, any applicable Net WAC Carryover Amounts in the same order and priority as described in Section 3.26, after giving effect to any withdrawals from the Net WAC Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls pursuant to Section 3.26;

(iv)

to the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Overcollateralization Increase Amount, after giving effect to amounts available pursuant to Section 4.01(a)(3)(i) on the Distribution Date, payable to such Certificates as part of the Principal Distribution Amount and applied in the same order of priority as payments of principal would otherwise be applied on such Distribution Date to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Classes of Certificates is reduced to zero; provided, however, that distributions pursuant to this Section 4.10(a)(iv) shall not exceed cumulative Realized Losses since the Cut-off Date;

(v)

to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates, in that order, up to the Allocated Realized Loss Amount for that Class, after giving effect to distributions of such amounts pursuant to Section 4.01(a)(3) on the Distribution Date; and

(vi)

to the Class X Certificates, any remaining amounts.

ARTICLE V

THE CERTIFICATES

SECTION 5.01.

The Certificates.

(a)

The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Fund.  The Certificates of each Class will be substantially in the forms annexed hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5 and will be issuable in registered form only.  Each Certificate will share ratably in all rights of the related Class.

The LIBOR Certificates are issuable only in minimum denominations corresponding to minimum initial Certificate Principal Balances of $25,000.  The Class P Certificates are issuable only in minimum denominations corresponding to minimum initial Certificate Principal Balances of $20 and integral multiples of $20 thereof.  The Class X Certificates are issuable only in minimum denominations corresponding to a minimum initial Notional Amount of $100,000 and integral multiples of $1 in excess thereof.  The Residual Certificates are issuable in minimum denominations corresponding to minimum Percentage Interests of 20% and multiples thereof.

Upon original issue, the Certificates shall be executed and delivered by the Trustee and the Trust Administrator shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor.  The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trustee by an authorized signatory.  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)

The Book-Entry Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trust Administrator except to another Depository that agrees to hold such Book-Entry Certificates for the respective Certificate Owners with Ownership Interests therein.  The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates (“Definitive Certificates”) in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.  The Trust Administrator is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such.  The Book-Entry Custodian may, and if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Servicers, the Trustee, the Master Servicer, the Trust Administrator (if the Trust Administrator is not the Book-Entry Custodian) and any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository.  If the Trust Administrator resigns or is removed in accordance with the terms hereof, the successor trust administrator or, if it so elects, the Depository shall immediately succeed to its predecessor’s duties as Book-Entry Custodian.  The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

The Trustee, the Servicers, the Master Servicer, the Trust Administrator and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

If (i)(A) the Depository advises the Trust Administrator in writing that it is no longer willing, qualified or able to properly discharge its responsibilities as Depository and (B) the Issuer is unable to locate a qualified successor, (ii) the Depositor, with the consent of the applicable Depository Participants, elects to terminate a book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates at their option advise the Trust Administrator and DTC in writing that they elect to terminate the book-entry system through the Depository, the Trust Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trust Administrator of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trust Administrator shall issue the Definitive Certificates.  Such Definitive Certificates will be issued in minimum denominations of $25,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $25,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate.  None of the Depositor, the Seller, the Servicers, the Master Servicer, the Trust Administrator or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

SECTION 5.02.

Registration of Transfer and Exchange of Certificates.

(a)

The Trust Administrator shall cause to be kept at one of the offices or agencies to be appointed by the Trust Administrator in accordance with the provisions of Section 8.12 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trust Administrator will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, the Seller, the Servicers, the Master Servicer, the Trust Administrator and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.  If the Trust Administrator shall at any time not be the Certificate Registrar, the Trust Administrator shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

(b)

No transfer of any Non-Offered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of a Non-Offered Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to the Seller or by the Seller to an affiliate of the Seller or to a trust, the depositor of which is an affiliate of the Depositor or the Seller), the Trust Administrator and the Certificate Registrar shall each require receipt of: either (i) written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder’s prospective transferee, substantially in the forms attached hereto as Exhibit F-1 or (ii) an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Trustee, the Servicer, the Certificate Registrar or the Trust Fund).  In the event that neither a certification referenced in (i) above or an Opinion of Counsel referenced in (ii) above are furnished, the representations set forth in Exhibit F-1 shall be deemed to have been made to the Trust Administrator and the Certificate Registrar by the transferee’s acceptance of a Non-Offered Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  None of the Depositor, the Seller, the Certificate Registrar, the Trust Administrator or the Trustee is obligated to register or qualify the Non-Offered Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification.  Any Certificateholder desiring to effect the transfer of a Non-Offered Certificate shall, and does hereby agree to, indemnify the Trustee, the Seller, the Depositor, the Certificate Registrar, the Master Servicer, the Trust Administrator and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(c)

(i)  No transfer of an ERISA-Restricted Certificate shall be made unless the Trust Administrator shall have received in the form attached hereto as Exhibit F-2 or Exhibit G, as applicable, either (i) a certification letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrators, to the effect that such transferee is not a Plan or a person using the assets of any such Plan, which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of a Plan or a person acting on behalf of any such Plan, or using such Plan’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Seller, the Trustee, the Master Servicer, the Trust Administrator or the Servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA-Restricted Certificate, or by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a Plan, or a person using a Plan’s assets is attempted without the delivery to the Trust Administrator of the opinion of counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.  Neither an Opinion of Counsel nor any certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor or to a trust, the depositor of which is an affiliate of the Depositor or the Seller (in which case, the Depositor or the Seller, or any affiliate thereof shall be deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trust Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Trust Administrator, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

(ii)

No transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement shall be made unless the Trust Administrator shall have received a representation letter from the transferee of such Certificate to the effect that either (i) such transferee is neither a Plan nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement or on behalf of a Plan without the delivery to the Trust Administrator of a representation letter as described above shall be void and of no effect.  If the ERISA-Restricted Swap Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in this paragraph.

(iii)

If any Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c)(i) or (ii), the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Servicers, the Master Servicer, the Trust Administrator, the Seller, the Trustee, the Certificate Registrar, the Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

(d)

(i)  Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(A)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

(B)

In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trust Administrator shall require delivery to it and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement (a “Transfer Affidavit and Agreement”), in the form attached hereto as Exhibit F-2 from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

(C)

Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trust Administrator who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

(D)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement in the form attached hereto as Exhibit F-2) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2) to the Trust Administrator stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

(E)

Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trust Administrator written notice that it is a “pass-through interest holder” within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a “pass-through interest holder.”

(ii)

The Trust Administrator will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration.  In addition, no Transfer of a Residual Certificate shall be made unless the Trust Administrator shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

(iii)

(A)  If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate.  The Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)

If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trust Administrator shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trust Administrator on such terms as the Trust Administrator may choose.  Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trust Administrator.  Such purchaser may be the Trust Administrator itself or any Affiliate of the Trust Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Trust Administrator or its Affiliates), expenses and taxes due, if any, will be remitted by the Trust Administrator to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trust Administrator, and the Trust Administrator shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

(iv)

The Trust Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the “excess inclusions” of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization.  Such information shall be provided by the Trust Administrator upon receipt of reasonable compensation.

(v)

The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trust Administrator and the Certificate Registrar at the expense of the party seeking to modify, add to or eliminate any such provision the following:

(A)

written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

(B)

an Opinion of Counsel, in form and substance satisfactory to the Trust Administrator and the Certificate Registrar, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not cause any REMIC created hereunder, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

(e)

Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.12, the Trust Administrator shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

(f)

At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.12.  Whenever any Certificates are so surrendered for exchange the Trust Administrator shall execute and the Certificate Registrar shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(g)

No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)

All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.

(i)

The Trust Administrator will cause the Certificate Registrar (unless the Trust Administrator is acting as Certificate Registrar) to provide notice to the Trust Administrator of each transfer of a Certificate and to provide the Trust Administrator with an updated copy of the Certificate Registrar on the first Business Day in April of each year, commencing in April 2007.

SECTION 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Certificate Registrar, or the Trust Administrator and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trust Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest.  Upon the issuance of any new Certificate under this Section, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith.  Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 5.04.

Persons Deemed Owners.

The Depositor, the Seller, the Master Servicer, the Trust Administrator, the Servicers, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Seller, the Master Servicer, the Trust Administrator, the Servicers, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

SECTION 5.05.

Certain Available Information.

The Trust Administrator shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trust Administrator as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Class X Certificate, a Class P Certificate or a Residual Certificate, any related private placement memorandum or other disclosure document relating to such Certificates, if any, in the form most recently provided to the Trust Administrator; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trust Administrator since the Closing Date pursuant to Section 10.01(h), (D) any and all Officers’ Certificates delivered to the Master Servicer by the Servicers since the Closing Date to evidence the related Servicer’s determination that any P&I Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, and (E) any and all Officers’ Certificates delivered to the Master Servicer by the related Servicer since the Closing Date pursuant to Section 4.03(d).  Copies and mailing of any and all of the foregoing items will be available from the Master Servicer upon request at the expense of the person requesting the same.

SECTION 5.06.

Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders (a) request such information in writing from the Trust Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Trust Administrator, then the Trust Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Trust Administrator, if any.  The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trust Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

ARTICLE VI

THE DEPOSITOR, THE SERVICER, THE MASTER SERVICER AND THE LOAN PERFORMANCE ADVISOR

SECTION 6.01.

Liability of the Depositor, the Seller, the Master Servicer and each Servicer.

The Depositor, the Seller, the Master Servicer and each Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor, the Seller, the Master Servicer and each Servicer herein.

SECTION 6.02.

Merger or Consolidation of the Depositor, the Seller, the Master Servicer or each Servicer.

Subject to the following paragraph, the Depositor, the Seller and the Master Servicer will keep in full effect its existence, rights and franchises (charter and statutory) under the laws of the jurisdiction of its incorporation.  Subject to the following paragraph, each Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and its qualification as an approved conventional seller/servicer for Fannie Mae or servicer for Freddie Mac in good standing.  The Depositor, the Seller, the Servicers and the Master Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the related Mortgage Loans and to perform its respective duties under this Agreement.

The Depositor, the Seller, a Servicer and the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Seller, a Servicer and the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Seller, a Servicer and the Master Servicer, shall be the successor of the Depositor, the Seller, a Servicer and the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the related Servicer shall be a servicer of Mortgage Loans on behalf of Fannie Mae or Freddie Mac and shall otherwise meet the requirements of a successor servicer set forth in Section 7.02.

SECTION 6.03.

Limitation on Liability of the Depositor, the Seller, the Servicers, the Master Servicer and Others.

None of the Depositor, the Seller, the Servicers and the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller, the Servicers and the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Servicers and the Master Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Depositor, the Seller, the Servicers and the Master Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Seller, the Servicers and the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller, the Servicers and the Master Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Seller, the Servicers and the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller, the Servicers and the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense (i) in the case of a Servicer, relating to the related Servicer’s failure to service any related Mortgage Loan in accordance with this Agreement, unless such loss, liability or expense is otherwise reimburseable pursuant to this Agreement, or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Seller, the Servicers and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, the Seller, the Servicers and the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, the Servicers and the Master Servicer shall be entitled to be reimbursed therefor from the related Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

Each Servicer (except the Master Servicer to the extent it has succeeded a Servicer as required hereunder) indemnifies and holds the Trustee, the Depositor, the Trust Administrator, the Master Servicer and the Trust Fund harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Trust Administrator, the Master Servicer or the Trust Fund may sustain in any way related to the failure of the related Servicer to perform its duties and service the related Mortgage Loans in compliance with the terms of this Agreement.  The related Servicer shall immediately notify the Trustee, the Master Servicer the Trust Administrator, and the Depositor if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the related Servicer shall assume (with the consent of the Master Servicer) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor, the Seller, a Servicer and the Master Servicer and/or the Trust Fund in respect of such claim.  The provisions of this paragraph shall survive the termination of this Agreement, the resignation or removal of the Trust Administrator and the Master Servicer and the payment of the outstanding Certificates.  Any payment hereunder made by a Servicer to the Trust Administrator or the Master Servicer shall be from the related Servicer’s own funds, without reimbursement from the Trust Fund.

SECTION 6.04.

Limitation on Resignation of each Servicer and the Master Servicer.

No Servicer nor the Master Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) upon the selection of a successor servicer or master servicer by the related Servicer or the Master Servicer or either of their designees, as applicable, and with the written consent of the Trustee, in the case of the Master Servicer or the Trust Administrator in the case of a Servicer, which consent shall not be unreasonably withheld, and written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor, the Trust Administrator and the Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the LIBOR Certificates.  Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the related Servicer or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the related Servicer and delivered to the Trustee and the Trust Administrator.  No resignation of a Servicer or the Master Servicer shall become effective until the Master Servicer, the Trustee or a successor servicer shall have assumed the related Servicer’s or the Master Servicer’s, as applicable, responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

Except as expressly provided herein and in Section 3.18 and Section 3.28, a Servicer or the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, nor delegate to or subcontract with, nor authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by a Servicer or the Master Servicer, as applicable, hereunder.  The foregoing prohibition on assignment shall not prohibit a Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the related Servicer hereunder; provided, however, that as provided in Section 3.06 hereof, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement.  If, pursuant to any provision hereof, the duties of a Servicer are transferred to a successor servicer, the entire amount of the related Servicing Fee and other compensation payable to such Servicer pursuant hereto shall thereafter be payable to such successor servicer.

Notwithstanding the foregoing, if the Trust Administrator shall for any reason no longer be Trust Administrator hereunder, at the Depositor’s request, the Master Servicer shall resign, upon the selection and appointment of a successor master servicer; provided that the Depositor delivers to the Trustee and the Trust Administrator the confirmation letter required in the first paragraph of this Section 6.04.

SECTION 6.05.

Rights of the Depositor, the Seller, the Master Servicer and the Trustee in Respect of each Servicer.

Each Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor, the Master Servicer, the Trust Administrator and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the related Servicer (and any such Sub-Servicer) in respect of the related Servicer’s rights and obligations hereunder and access to officers of the related Servicer (and those of any such Sub-Servicer) responsible for such obligations.  Upon request, the related Servicer shall furnish to the Depositor, the Master Servicer, the Trust Administrator and the Trustee its (and any such Sub-Servicer’s) most recent financial statements and such other information relating to the related Servicer’s capacity to perform its obligations under this Agreement that it possesses.  To the extent such information is not otherwise available to the public or is deemed confidential by the related Servicer, the Depositor, the Master Servicer, the Trust Administrator and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the related Servicer’s (or any such Sub-Servicer’s) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Master Servicer, the Trust Administrator and the Trustee or the Trust Fund, and in either case, the Depositor, the Master Servicer, the Trust Administrator and the Trustee, as the case may be, shall each use its best efforts to assure the confidentiality of any such disseminated non-public information.  Nothing in this Section shall limit the obligation of a Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the related Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 6.05 shall require a Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.  No Servicer shall be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof.

The Depositor may, but is not obligated to, enforce the obligations of a Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the related Servicer under this Agreement or exercise the rights of the related Servicer under this Agreement; provided that the related Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee.  The Depositor shall not have any responsibility or liability for any action or failure to act by a Servicer and is not obligated to supervise the performance of any Servicer under this Agreement or otherwise.

SECTION 6.06.

Duties of the Loan Performance Advisor.

The Loan Performance Advisor shall perform its obligations under the Loan Performance Advisor Agreement.  Including, but not limited to, the delivery of any and all reports by the Loan Performance Advisor to each Servicer, as required under the provisions of the Loan Performance Advisor Agreement.

ARTICLE VII

DEFAULT

SECTION 7.01.

Event of Default.

(a)

“Event of Default,” means any one of the following events:

(i)

any failure by a Servicer to remit to the Trust Administrator any payment or deposit required pursuant to this Agreement (other than a P&I Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 4.03) that continues unremedied by 12:00 noon on the second Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the related Servicer by the Depositor, the Trust Administrator or the Trustee, or to the related Servicer, the Depositor and the Trust Administrator by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii)

any failure on the part of a Servicer or the Master Servicer, as applicable, duly to observe or perform in any material respect any of the covenants or agreements on the part of such Servicer or the Master Servicer, as applicable, contained in this Agreement which continues unremedied for a period of 45 days after the earlier of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the applicable Servicer or the Master Servicer, as applicable, by the Depositor or the Trust Administrator, or to the applicable Servicer, the Master Servicer, the Depositor, the Master and the Trust Administrator by the Holders of Certificates entitled to at least 25% of the Voting Rights and (y) actual knowledge of such failure by a Servicing Officer of the related Servicer or the Master Servicer, as applicable; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Servicer or the Master Servicer, as applicable, and if such proceeding is being contested by the related Servicer or the Master Servicer, as applicable, in good faith, such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or results in the entry of an order for relief or any such adjudication or appointment; or

(iv)

a Servicer or the Master Servicer, as applicable, shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(v)

a Servicer or the Master Servicer, as applicable, shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(vi)

any failure of (a) a Servicer to make or cause an Advancing Person to make any P&I Advance on the Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until the close of business New York time on the earlier of (a) one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, has been given to the related Servicer by the Depositor or the Trust Administrator, or (b) the last Business Day preceding the related Distribution Date or (2) the Master Servicer  (as successor servicer) to make any P&I Advance on the date on which the Master Servicer (as successor servicer) is required to make a P&I Advance hereunder; or

(vii)

any failure by a Servicer to comply with Sections 3.20 or 3.21.

If an Event of Default described in clauses (i) through (v) of this Section shall occur, then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Depositor or the Trustee may with the consent of, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Master Servicer or the related Servicer, as applicable (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer or the related Servicer, as applicable, in its capacity as the Master Servicer or the Servicer, as applicable, under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof.  If an Event of Default described in clause (vi) hereof shall occur, the Trust Administrator in the case of a Servicer, or the Trustee in the case of the Master Servicer, shall, by notice in writing to the Master Servicer or the related Servicer, as applicable, the Seller, the Depositor and the Trustee, terminate all of the rights and obligations of the Master Servicer or the Servicer, as applicable, in its capacity as the Master Servicer or the Servicer, as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof.  If an Event of Default described in clause (vii) shall occur, the Depositor, at its sole option, but with the consent of the Trust Administrator, may permit a cure period for the related Servicer to deliver such Assessment of Compliance or Accounant’s Attestation, but in no event later than March 25th of such year.

SECTION 7.02.

Master Servicer or Trustee to Act; Appointment of Successor.

On and after the date on which the Master Servicer and/or a Servicer receives a notice of termination pursuant to Section 7.01(a) subject to the terms of this Section 7.02, the Trustee (in the event that the (a) Master Servicer is no longer the Master Servicer hereunder or (b) Master Servicer is no longer the Master Servicer hereunder and a Servicer shall for any reason no longer by a Servicer hereunder) or the Master Servicer (in the event that a Servicer shall for any reason no longer by a Servicer hereunder) shall be the successor in all respects to the Master Servicer or the related Servicer in its capacity as master servicer or servicer, as applicable, under this Agreement and all authority and power of the Master Servicer or the related Servicer, as applicable, under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the related Mortgage Loans or otherwise, shall pass to and be vested in the Trustee or the Master Servicer, as applicable, pursuant to and under this section and, without limitation, the Trustee (in the case of the Master Servicer) or the Master Servicer (in the case of a Servicer) is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver on behalf of and at the expense of the Master Servicer or the related Servicer, as applicable, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Trustee or the Master Servicer (except for any representations or warranties of the Master Servicer (in the case of the Trustee) or the related Servicer (in the case of the Trustee and the Master Servicer)) under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(b) and the obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, the related Servicer’s or the Master Servicer’s (as successor servicer) obligations to make P&I Advances pursuant to Section 4.03 (and if the related Servicer was terminated for failure to make a P&I Advance pursuant to Section 7.01(a)(vii) the Master Servicer or the Trustee, as applicable, shall immediately make such P&I Advance on the date that it becomes Successor Servicer, except to the extent the Master Servicer or the Trustee, as applicable, deems such P&I Advances to be a Nonrecoverable P&I Advance); provided, however, that (a) if the Trustee or the Master Servicer, as applicable, is prohibited by law or regulation from obligating itself to make P&I Advances regarding Delinquent Mortgage Loans, then the Trustee or the Master Servicer, as applicable, shall not be obligated to make P&I Advances pursuant to Section 4.03, (b) the Trustee or the Master Servicer, as applicable, shall not be liable for losses of the predecessor Master Servicer or the related Servicer, as applicable, or any acts or omissions of the related predecessor Master Servicer or related Servicer, as applicable, hereunder or (c) deemed to have made any representations and warranties of the predecessor Master Servicer or the related Servicer, as applicable, hereunder); and provided, further, that any failure to perform such duties or responsibilities caused by the Master Servicer’s or the related Servicer’s, as applicable, failure to provide information required by this Section 7.02 shall not be considered a default by the Trustee or the Master Servicer (as successor servicer) hereunder; provided, however, in the case of termination of the Servicer, it is understood and acknowledged by the parties that there will be a period of transition (not to exceed 90 days from the date on which the related Servicer receives such notice of termination) before the servicing transfer is fully effected, during which time the terminated Servicer shall continue all servicing (other than making any required P&I Advance, which the Trustee or the Master Servicer (as successor servicer) shall be required to do, subject to the limitations of this sentence) of the Mortgage Loans.  Notwithstanding the above, the Trustee or the Master Servicer, as applicable, shall, if it is unable to so act or if it is prohibited by law from making advances regarding Delinquent Mortgage Loans, or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee (in the case of the Master Servicer) or the Master Servicer (in the case of a Servicer) promptly appoint or petition a court of competent jurisdiction to appoint a successor servicer meeting the requirements described below.

Notwithstanding the foregoing, for a period of 30 days following the date on which a Servicer shall have received a notice of termination pursuant to Section 7.01, the terminated Servicer may appoint a successor servicer that satisfies the eligibility criteria of a successor servicer set forth below, which appointment shall be subject to the consent of the Depositor, the Seller, the Master Servicer and the Trustee, which consent shall not be unreasonably withheld or delayed; provided that such successor servicer agrees to fully effect the servicing transfer within the 90 day period referred to above and to make all P&I Advances that would otherwise be made by the Trustee or the Master Servicer (as successor servicer) as of the date of such appointment, and to reimburse the terminated Servicer, the Master Servicer or the Trustee, as applicable, for any unreimbursed P&I Advances they have made and any reimburseable expenses that they may have incurred in connection with this Section 7.02.  Any proceeds received in connection with the appointment of such successor servicer shall be the property of the terminated Servicer or its designee.  This 30 day period shall terminate immediately (i) at the close of business on the second Business Day of such 30 day period if (A) a Servicer was terminated because of an Event of Default described in Section 7.01(a)(vi) for failing to make a required P&I Advance, and (B) the related Servicer shall have failed to make (or cause to be made) such P&I Advance, or the related Servicer shall fail to reimburse (or cause to be reimbursed) the Master Servicer or the Trustee, as applicable, for a P&I Advance made by the Master Servicer or the Trustee, as applicable, by the close of business on such second Business Day, or (ii) at the close of business on the second Business Day following the date (if any) during such 30 day period on which a P&I Advance is due to be made, if the terminated Servicer shall have failed to make (or caused to be made) such P&I Advance, or the terminated Servicer shall have failed to reimburse (or cause to be reimbursed) the Master Servicer or the Trustee, as applicable, for such P&I Advance, by the close of business on such second Business Day.

As compensation therefor, the Trustee or the Master Servicer, as applicable, shall be entitled to the Master Servicer’s Compensation or the related Servicing Fee, as applicable, and all funds relating to the Mortgage Loans to which the Master Servicer or the related Servicer, as applicable, would have been entitled if it had continued to act hereunder (other than amounts which were due or would become due to the Master Servicer to the related Servicer, as applicable, prior to its termination or resignation).  Notwithstanding anything herein to the contrary, in no event shall the Trustee or the Master Servicer be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor servicer to act as successor servicer under this Agreement and the transactions set forth or provided for herein.

Any successor servicer appointed under this Agreement must (i) be an established mortgage loan servicing institution that is a Fannie Mae and Freddie Mac approved servicer, (ii) be approved by each Rating Agency by a written confirmation from each Rating Agency that the appointment of such successor servicer would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates, (iii) have a net worth of not less than $15,000,000 and (iv) assume all the responsibilities, duties or liabilities of such servicer (other than liabilities of the Master Servicer or the related Servicer, as applicable, hereunder incurred prior to termination of the Master Servicer or the related Servicer, as applicable, under Section 7.01 herein) under this Agreement as if originally named as a party to this Agreement.  No appointment of a successor to the Master Servicer or the related Servicer, as applicable, under this Agreement shall be effective until the assumption by the successor of all of the Master Servicer’s or the related Servicer’s, as applicable, responsibilities, duties and liabilities (other than liabilities of the Master Servicer or the related Servicer, as applicable, hereunder incurred prior to termination of such servicer under Section 7.01(a) herein) hereunder.

In connection with such appointment and assumption of a successor master servicer or servicer as described herein, the Trustee or the Master Servicer, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer or the related Servicer, as applicable, as such hereunder.  The Depositor, the Master Servicer (in the case of a Servicer) and the Trustee (in the case of the Master Servicer) and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  Pending appointment of a successor to the defaulting servicer under this Agreement, the Trustee or the Master Servicer, as applicable, shall act in such capacity as hereinabove provided.

Each Servicer agrees, at its sole cost and expense, promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee or the Master Servicer, as applicable, with all documents and records requested by it to enable it to assume the related Servicer’s functions under this Agreement, and to cooperate with the Master Servicer in effecting the termination of the related Servicer’s responsibilities and rights under this Agreement, including, without limitation, the transfer within two Business Days to the Master Servicer for administration by it of all cash amounts which at the time shall be or should have been credited by the related Servicer to the related Collection Account held by or on behalf of the related Servicer or any REO Account or Servicing Account held by or on behalf of the related Servicer or thereafter be received with respect to the related Mortgage Loans or any REO Property.  For purposes of this section, the Master Servicer shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Master Servicer assigned to and working in the Master Servicer’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Master Servicer and such notice references the Certificates, any of the Trust REMICs or this Agreement.

The Master Servicer shall be entitled to be reimbursed by the defaulting Servicer (or by the Trust Fund if such Servicer is unable to fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the related Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

Notwithstanding any termination of the activities of the Master Servicer or the related Servicer, as applicable, hereunder, the Master Servicer or the related Servicer, as applicable, shall be entitled to receive, out of any Late Collection of a Monthly Payment on a related Mortgage Loan which was due prior to the notice terminating such Master Servicer’s or related Servicer’s, as applicable, rights and obligations as Master Servicer or the related Servicer, as applicable, hereunder and received after such notice, that portion thereof to which such Master Servicer or the related Servicer, as applicable, would have been entitled pursuant to Section 3.11, and any other amounts payable to such Master Servicer or the related Servicer, as applicable, hereunder the entitlement to which arose prior to the termination of its activities hereunder in accordance with Section 3.11 and in the time period specified in Section 3.11.  The Master Servicer or the related Servicer, as applicable, shall continue to be entitled to the benefits of Section 6.03, notwithstanding any termination hereunder with respect to events occurring prior to such termination.

If a Servicer fails to pay all costs related to the transition of servicing to a successor servicer, the successor servicer shall be entitled to reimbursement of these amounts from the Trust.

SECTION 7.03.

Notification to Certificateholders.

(a)

Upon any termination of a Servicer pursuant to Section 7.01 above or any appointment of a successor to a Servicer pursuant to Section 7.02 above, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

(b)

Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute an Event of Default or five days after the Trust Administrator becomes aware of the occurrence of such an event, the Trust Administrator shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Event of Default shall have been cured or waived.

SECTION 7.04.

Waiver of Event of Default.

The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Event of Default hereunder may waive such default or Event of Default; provided, however, that a default or Event of Default under clause (i) or (vii) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates.  Upon any such waiver of a default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

CONCERNING THE TRUSTEE

SECTION 8.01.

Duties of Trustee.

The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  During an Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.  Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, it will provide notice thereof to the Certificateholders.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i)

Prior to the occurrence of an Event of Default, and after the curing of all the Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it that conform to the requirements of this Agreement;

(ii)

The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii)

The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

SECTION 8.02.

Certain Matters Affecting the Trustee.

(a)

Except as otherwise provided in Section 8.01:

(i)

The Trustee may request and rely conclusively upon and shall be fully protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)

The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to it security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)

The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

(vi)

The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents custodians, nominees or attorneys and shall not be responsible for any willful misconduct or negligence of such agents, custodians, nominees or attorneys (as long as such agents, custodians, nominees or attorneys are appointed with due and proper care);

(vii)

The Trustee shall not be personally liable for any loss resulting from the investment of funds held in a Collection Account pursuant to Section 3.12; and

(viii)

Except as otherwise expressly provided herein, none of the provisions of this Agreement shall require the Trustee to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement).

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 8.03.

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 8.13) shall be taken as the statements of the Seller and the Depositor, and the Trustee does not assume any responsibility for their correctness.  The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.13) or of the Certificates (other than the signature of the Trustee) or of any Mortgage Loan or related document.  The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the related Servicer in respect of the related Mortgage Loans or deposited in or withdrawn from the Collection Account, the Distribution Account or any other account referred to herein by the Servicer.

SECTION 8.04.

Trustee May Own Certificates.

The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

SECTION 8.05.

Fees and Expenses of the Trustee.

(a)

The Trustee shall be compensated by the Trust Administrator (from the Trust Administrator’s own funds), pursuant to a separate agreement between the Trustee and the Trust Administrator.  Subject to Section 8.05(b), the Trustee, or any director, officer, employee or agent of it, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (including any unreimbursed fees or expenses for work relating to an appointment of a successor servicer under Section 7.02 herein, but not including expenses, disbursements and advances incurred or made by the Trustee, including the reasonable compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement) incurred by the Trustee (i) in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, the Certificate, the Custodial Agreements or the performance of its duties under the Custodial Agreements, other than any loss, liability or expense (a) resulting from a Servicer’s actions or omissions in connection with this Agreement and the related Mortgage Loans, (b) that constitutes a specific liability of the Trustee pursuant to Section 10.01(c) or (c) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the its obligations under Article X hereof, or (ii) resulting from any error in any tax or information returns prepared by the Servicer, including but not limited to, costs incurred with respect to any audit.  Any amounts payable to the Trustee, or any director, officer, employee or agent of the Trustee, in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the Trust Fund that the Trustee, or any director, officer, employee or agent of the Trustee, may have hereunder in its capacity as such, may be withdrawn by the Trust Administrator from the Distribution Account and distributed to the Trustee at any time.  Such indemnity shall survive the termination of this Agreement and the resignation of the Trustee.

(b)

As a limitation on the foregoing with respect to certain expenses of the Trustee in its capacity as Trustee (except as to any costs, damages or expenses incurred by the Trustee in connection with “high cost” home loans or any predatory or abusive lending laws, which amounts shall not be subject to any such limitation), the Trustee shall receive from the Trust Fund amounts with respect to indemnification for reasonable counsel fees and expenses (collectively, “Legal Fees”) in connection with any third-party litigation or other claims alleging violations of laws or regulations relating to consumer lending and/or servicing of the Trust Fund (collectively, “Third Party Claims”) in an amount not greater than $25,000 per month, and $600,000 in the aggregate (with amounts in excess of $25,000 for any month carried-forward to subsequent months, until the $600,000 aggregate maximum is reached).  The amounts, if any, described in the preceding sentence, shall be paid on each Distribution Date in accordance with the priorities set forth in Section 4.01(a)(3)(a)(xxxviii), hereof to the extent of the Available Distribution Amount.  The Trustee shall not have any obligation to incur additional expenses for which reimbursement is limited pursuant to this paragraph in excess of the aggregate limit set forth above unless it has received reasonable security or indemnity for such additional expenses.  The Certificateholders shall hold the Trustee harmless for any consequences to such Certificateholders resulting from any failure of the Trustee to incur any such additional expenses in excess of the aforementioned aggregate limit.

(c)

The Depositor shall pay any annual rating agency fees of S&P, Moody’s and Fitch for ongoing surveillance from its own funds without right of reimbursement.

(d)

The Trustee shall deliver to the Depositor and each Holder of a Non-Offered Certificate a report detailing all payments from the Trust Fund made with respect to Legal Fees on account of Third-Party Claims.  The report shall be delivered monthly, promptly following any month in which such payments were made.

SECTION 8.06.

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or an association (other than the Depositor, the Seller, the Servicers or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority.  If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

SECTION 8.07.

Resignation and Removal of the Trustee.

The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Trust Administrator, the Servicers and the Certificateholders.  Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee.  The Depositor shall deliver a copy of such instrument to the Certificateholders and the Servicer.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or the Trustee has failed to deliver when required an Accountant’s Attestation as required by Section 3.21(iii)(b), then the Depositor may remove the Trustee and appoint a successor by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor.  The Depositor shall deliver a copy of such instrument to the Certificateholders and the Servicer.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.  The Depositor shall deliver a copy of such instrument to the Certificateholders and the Servicer.

Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor as provided in Section 8.08.

SECTION 8.08.

Successor Trustee.

Any successor appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor shall become effective and such successor, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to its successor all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder (other than any Mortgage Files at the time held by a Custodian, if any, which Custodian shall become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.06 and the appointment of such successor shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor, the successor shall cause such notice to be mailed at the expense of the Depositor.

SECTION 8.09.

Merger or Consolidation of Trustee.

Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.10.

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicers and the Trustee, acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicers and the Trustee may consider necessary or desirable.  If a Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof. Any reasonable and necessary expense of the Trustee related to the appointment of a co-trustee or a separate trustee for the limited purpose of performing the Trustee’s duties pursuant to this Section 8.10 shall be reimbursable from the Trust Fund.

In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 8.11.

Appointment of Custodians.

The Trustee may, at the direction of the Depositor and with the consent of the Servicers (which consent shall not be unreasonably withheld) and appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into one or more Custodial Agreements.  The appointment of any Custodian may at any time be terminated and a substitute Custodian shall be appointed upon the reasonable request of the related Servicer to the Trustee, the consent to which shall not be unreasonably withheld.  All fees and expenses of the Custodians shall be paid by in accordance with the related Custodial Agreement.  The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the related Custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such Custodian.  Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.  In no event shall the appointment of any Custodian pursuant to a Custodial Agreement diminish the obligations of the Trustee hereunder.

SECTION 8.12.

Appointment of Office or Agency.

The office of the Trustee is its Corporate Trust Office.

SECTION 8.13.

Representations and Warranties of the Trustee.

(a)

The Trustee hereby represents and warrants to the Master Servicer, the Trust Administrator, the Servicers and the Depositor, as of the Closing Date, that:

(i)

It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

(ii)

The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its charter or articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

(iii)

It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

(b)

This Agreement, assuming due authorization, execution and delivery by the other parties, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

ARTICLE VIIIA

CONCERNING THE TRUST ADMINISTRATOR

SECTION 8A.01

Duties of the Trust Administrator.

The Trust Administrator, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge and after the curing of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  During an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge, and which remains uncured, the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.  Any permissive right of the Trust Administrator enumerated in this Agreement shall not be construed as a duty.

The Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  The Trust Administrator shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trust Administrator.  If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trust Administrator shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, it will provide notice thereof to the Certificateholders.

No provision of this Agreement shall be construed to relieve the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i)

Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge, and after the curing of all the Events of Default which may have occurred, the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and, in the absence of bad faith on the part of the Trust Administrator, the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it that conform to the requirements of this Agreement;

(ii)

The Trust Administrator shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trust Administrator, unless it shall be proved that the Trust Administrator was negligent in ascertaining the pertinent facts;

(iii)

The Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising any trust or power conferred upon the Trust Administrator, under this Agreement; and

(iv)

No provision of this Agreement shall require the Trust Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

The Trust Administrator shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, or (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

Except with respect to an Event of Default described in clause (i) of Section 7.01(a), the Trust Administrator shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trust Administrator shall have received written notice thereof from the related Servicer, the Master Servicer, the Depositor, or a Certificateholder, or a Responsible Officer of the Trust Administrator has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trust Administrator following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trust Administrator.

The Trust Administrator shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trust Administrator shall remit to the applicable Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trust Administrator, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trust Administrator to make a determination that the real property to which such document relates is a Mortgaged Property.

SECTION 8A.02

Certain Matters Affecting the Trust Administrator.

(a)

Except as otherwise provided in Section 8A.01:

(i)

The Trust Administrator may request and rely conclusively upon and shall be fully protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

The Trust Administrator may consult with counsel, financial advisors or accountants and any Opinion of Counsel or advice of such Persons shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

The Trust Administrator shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to it security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trust Administrator of the obligation, upon the occurrence of an Event of Default of which Responsible Officer of the Trust Administrator shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)

The Trust Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Administrator, not reasonably assured to the Trust Administrator by such Certificateholders, the Trust Administrator may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

(vi)

The Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents custodians, nominees or attorneys and shall not be responsible for any willful misconduct or negligence of such agents, custodians, nominees or attorneys (as long as such agents, custodians, nominees or attorneys are appointed with due and proper care);

(vii)

Except as otherwise expressly provided herein, none of the provisions of this Agreement shall require the Trust Administrator to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it (not including expenses, disbursements and advances incurred or made by the Trust Administrator, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement);

(viii)

the Trust Administrator shall not be liable for any loss on any investment of funds pursuant to this Agreement except as provided in Section 3.12(c); and

(ix)

the Trust Administrator, solely in its capacity as Trust Administrator, shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 8A.03

Trust Administrator Not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the representations and warranties of the Trust Administrator contained in Section 2.05(c)) shall be taken as the statements of the Trustee, the Seller and the Depositor, and the Trust Administrator does not assume any responsibility for their correctness.  The Trust Administrator makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 2.05(c)) or of the Certificates or of any Mortgage Loan or related document.  The Trust Administrator shall not be accountable for the use or application by the Seller, the Trustee or the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Trustee, the Depositor or the Servicers in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Accounts, the Distribution Account or any other account referred to herein by a Servicer or the Trust Administrator.  The Trust Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  The Trust Administrator shall have no responsibility for filing any financing or continuation statements in any public office at any time or to otherwise perfect or maintain the perfection for any security or lien granted to it hereunder or to record this Agreement.

SECTION 8A.04

Trust Administrator May Own Certificates.

The Trust Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trust Administrator.

SECTION 8A.05

Fees and Expenses of the Trust Administrator.

(a)

As compensation for its services hereunder, the Trust Administrator shall be entitled to the investment income or other benefit derived from the balances in the Distribution Account pursuant to Section 3.10.  Subject to Section 8A.05(b), the Trust Administrator, or any director, officer, employee or agent of it, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (including any unreimbursed fees or expenses for work relating to an appointment of a successor servicer under Section 7.02 herein, but not including expenses, disbursements and advances incurred or made by the Trust Administrator, including the reasonable compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement) incurred by the Trust Administrator in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (a) resulting from the Trust Administrator’s actions or omissions in connection with this Agreement and the Mortgage Loans, (b) that constitutes a specific liability of the Trust Administrator pursuant to Section 10.01(c) or (c) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the its obligations under Article X hereof.  Any amounts payable to the Trust Administrator, or any director, officer, employee or agent of the Trust Administrator, in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the Trust Fund that the Trust Administrator, or any director, officer, employee or agent of the Trust Administrator, may have hereunder in its capacity as such, may be withdrawn by the Trust Administrator from the Distribution Account at any time.  Such indemnity shall survive the termination of this Agreement and the resignation of the Trust Administrator.  Without limiting the foregoing, the Seller (or if the Seller fails to do so, the Trust Fund) shall, except as otherwise agreed upon in writing by the Seller and the Trust Administrator, and except for any such expense, disbursement or advance as may arise from the Trust Administrator’s negligence, bad faith or willful misconduct, pay or reimburse the Trust Administrator (up to a maximum of $150,000), for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  Except as otherwise provided herein, the Trust Administrator shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trust Administrator in the ordinary course of its duties as Registrar, Tax Matters Person or Paying Agent hereunder.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Trust Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trust Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)

As a limitation on the foregoing with respect to certain expenses of the Trust Administrator in its capacity as Trust Administrator, the Trust Administrator shall receive from the Trust Fund amounts with respect to indemnification for reasonable Legal Fees in connection with any Third Party Claims in an amount not greater than $25,000 per month, and $200,000 in the aggregate per year (with amounts in excess of $25,000 for any month carried-forward to subsequent months, until the $200,000 per annum limitation is reached).  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder.

SECTION 8A.06

Eligibility Requirements for Trust Administrator.

The Trust Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority.  If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.  In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 6.04.

SECTION 8A.07

Resignation and Removal of Trust Administrator.

The Trust Administrator may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Seller, the Trustee, the Master Servicer and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 8A.08, such resignation is to take effect, and (b) acceptance by a successor trust administrator in accordance with Section 8A.08 meeting the qualifications set forth in Section 8A.06.

If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8A.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trust Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trust Administrator breaches any of its obligations or representations hereunder, then the Depositor may remove the Trust Administrator and appoint a successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trust Administrator and one copy to the successor trust administrator.  The Trust Administrator may also be removed at any time by the Trustee or the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates.  Notice of any removal of the Trust Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies and by the Depositor.

If no successor trust administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, then the Certificate Insurer may appoint a successor trust administrator who is acceptable to the Depositor and meets the eligibility requirements of Section 8A.06 within 15 days after the giving of notice by the Trust Administrator immediately after such 30 day period and then the resigning Trust Administrator may, at the Trust’s expense, petition any court of competent jurisdiction for the appointment of a successor trust administrator.

Notwithstanding the foregoing, if the Master Servicer shall for any reason no longer be Master Servicer hereunder, at DLJMC’s request, the Trust Administrator shall resign, upon the selection and appointment of a successor trust administrator meeting the qualifications set forth in Section 8A.06.

Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator pursuant to any of the provisions of this Section 8A.07 shall become effective upon acceptance of appointment by the successor trust administrator as provided in Section 8A.08 hereof.

SECTION 8A.07

Successor Trust Administrator.

Any successor appointed as provided in Section 8A.04 shall execute, acknowledge and deliver to the Depositor and to its predecessor an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor shall become effective and such successor, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trust Administrator herein.  If the predecessor Trust Administrator shall have Mortgage Files (other than Mortgage Files at the time held by a Custodian, if any, which Custodian shall become the agent of any successor Trust Administrator hereunder), related documents and statements it shall deliver to its successor and the predecessor Trust Administrator shall deliver to its successor all moneys held by it hereunder, and the Depositor and the predecessor Trust Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trust Administrator all such rights, powers, duties and obligations.

No successor Trust Administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8A.06 and the appointment of such successor shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor Trust Administrator as provided in this Section, the Depositor shall mail notice of the succession to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor, the successor shall cause such notice to be mailed at the expense of the Depositor.

SECTION 8A.08

Merger or Consolidation of Trust Administrator.

Any Person into which the Trust Administrator may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any Person succeeding to the business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided that such Person shall be eligible under the provisions of Section 8A.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8A.09

Appointment of Co-Trust Administrator or Separate Trust Administrator.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trust Administrator shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Depositor to act as co-trust administrator or co-trust administrator jointly with the Trust Administrator, or separate trust administrator or separate trust administrators, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8A.09, such powers, duties, obligations, rights and trusts as the Trust Administrator may consider necessary or desirable.  No co-trust administrator or separate trust administrator hereunder shall be required to meet the terms of eligibility as a successor Trust Administrator under Section 8A.06 and no notice to Certificateholders of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 8A.06.

Every separate trust administrator and co-trust administrator shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)

all rights, powers, duties and obligations conferred or imposed upon the Trust Administrator, except for any obligation of the Trust Administrator under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trust Administrator and such separate trust administrator or co-trust administrator jointly (it being understood that such separate trust administrator or co-trust administrator is not authorized to act separately without the Trust Administrator joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trust Administrator (whether as Trust Administrator hereunder or as successor to the Servicer), the Trust Administrator shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trust administrator or co-trust administrator, but solely at the direction of the Trust Administrator;

(b)

no Trust Administrator hereunder shall be held personally liable by reason of any act or omission of any other Trust Administrator hereunder; and

(c)

the Trust Administrator may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

Any notice, request or other writing given to the Trust Administrator shall be deemed to have been given to each of the then separate trust administrator and co-trust administrator, as effectively as if given to each of them.  Every instrument appointing any separate trust administrator or co-trust administrator shall refer to this Agreement and the conditions of this Article 8A.  Each separate trust administrator and co-trust administrator, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trust Administrator or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trust Administrator.  Every such instrument shall be filed with the Trust Administrator and a copy thereof given to the Servicers and the Depositor.

Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  The Trust Administrator shall not be responsible for any action or inaction of any separate trust administrator or Co-Trust Administrator.  If any separate trust administrator or co-trust administrator shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trust Administrator, to the extent permitted by law, without the appointment of a new or successor Trust Administrator.

SECTION 8A.10

Appointment of Office or Agency.

The Trust Administrator designates its Corporate Trust Office, as the location at which the Certificates may be surrendered for registration of transfer or exchange and presented for final distribution and the location at which notices and demands to or upon the Trust Administrator in respect of the Certificates may be served and will notify the Certificateholders of any change in the location of such office or agency.

SECTION 8.14.

Tax Return.

The Master Servicer and each Servicer, upon request, will furnish the Trust Administrator with all such information related to the Mortgage Loans in the possession of the Master Servicer or such Servicer as may be reasonably required in connection with the preparation by the Trust Administrator of all tax and information returns of the Trust Fund, and the Trust Administrator shall sign such returns. The Master Servicer and each Servicer, severally and not jointly, shall indemnify the Trust Administrator for all reasonable costs, including legal fees and expenses, related to errors in such tax returns due to errors only in such information provided by the Master Servicer or by such Servicer.

ARTICLE IX

TERMINATION

SECTION 9.01.

Termination Upon Repurchase or Liquidation of All Mortgage Loans.

(a)

Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Servicers, the Master Servicer, the Trust Administrator and the Trustee (other than the obligations of the Servicers to the Trustee and the trust Administrator pursuant to Section 6.03 and of the Servicers to provide for and the Trust Administrator to make payments in respect of the Regular Interests issued hereby or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trust Administrator and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the exercise by the Terminating Entity of its right of Optional Termination, (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (iii) the Distribution Date in November 2036.  The purchase by the Terminating Entity of all of the Mortgage Loans and each REO Property remaining in the Trust Fund shall be at a price (the “Termination Price”) equal to the sum of (1) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus one month’s accrued interest thereon at the applicable Mortgage Rate, (2) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (3) any unreimbursed P&I Advances, Servicing Advances, Servicing Fees, Swap Termination Payment and other amounts payable to the Servicers, the Master Servicer, the Trust Administrator and the Trustee.

(b)

The Terminating Entity shall have the right, but not the obligation, to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Terminating Entity may exercise its right of Optional Termination pursuant to clause (i) above only if the Aggregate Principal Balance remaining in the Trust Fund at the time of such election is equal to or less than 10% of the Aggregate Principal Balance as of the Cut-off Date.  By acceptance of the Residual Certificates, the Holders of the Residual Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class X Certificates.

(c)

Notice of the liquidation of the Trust Fund shall be given promptly by the Trust Administrator by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminating Entity, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment in respect of the Regular Interests issued hereby and the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trust Administrator therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of any Regular Interests issued hereby or the Certificates from and after the Interest Accrual Period relating to the Final Distribution Date and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trust Administrator.  The Trust Administrator shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders.  In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Trust Fund by the Terminating Entity, the Terminating Entity shall deliver or cause to be delivered (if the Terminating Entity is the majority Class X Certificateholder) to the Trust Administrator for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described Termination Price for the Mortgage Loans purchased by the Terminating Entity.  If the majority Class X Certificateholder elects to be the Terminating Entity, at least 20 days prior to the date notice is to be mailed to the Certificateholders, the majority Class X Certificateholder shall notify the Trust Administrator and SPS of the date the majority Class X Certificateholder intends to direct SPS to terminate the Trust Fund. The majority Class X Certificateholder shall remit the Termination Price to SPS, who shall remit such amount to the Trust Administrator, on the Business Day prior to the Distribution Date for such Optional Termination by the majority Class X Certificateholder.  The majority Class X Certificateholder shall be obligated to reimburse SPS for its reasonable out-of-pocket expenses incurred in connection with its termination of the Trust Fund at the direction of the majority Class X Certificateholder and shall indemnify and hold harmless SPS for any losses, liabilities or expense resulting from any claims directly resulting from or relating to SPS’s termination of the Trust Fund at the direction of the majority Class X Certificateholder, except to the extent such losses, liabilities or expenses arise out of or result from SPS’s negligence, bad faith or willful misconduct.  If the majority Class X Certificateholder does not provide timely notice of its intent to act as Terminating Entity pursuant to this Section 9.01(c), SPS shall be permitted to act as Terminating Entity by notifying the Trust Administrator of its intent by the end of the fifth Business Day of the month next preceding such Distribution Date.  The Trust Administrator shall remit to each Servicer from such funds deposited in the Distribution Account (i) any amounts which each Servicer would be permitted to withdraw and retain from each Collection Account pursuant to Section 3.11 and (ii) any other amounts otherwise payable by the Trust Administrator to each Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 10.01(d) below.  Upon delivery of the Termination Price, the Trust Administrator shall promptly release or cause to be released to the Terminating Entity the related Mortgage Files for the remaining Mortgage Loans, and the Trust Administrator shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

(d)

Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trust Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered.  Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trust Administrator and credited to the account of the appropriate non-tendering Holder or Holders.  If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.  If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to remaining related non-tendering Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds.  If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease.  No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

SECTION 9.02.

Additional Termination Requirements.

(a)

In the event that the Terminating Entity purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund pursuant to Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

(i)

The Trust Administrator shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return of each REMIC formed hereby pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel delivered to the Trust Administrator and the Depositor and obtained at the expense of SPS;

(ii)

During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trust Administrator shall sell all of the assets of the Trust Fund to the Depositor for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Trust Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b)

The Terminating Entity (if the Trust Fund is terminated pursuant to Section 9.01(a)(i)) or the Trustee, as applicable, at the applicable party’s expense, shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each REMIC executed hereunder pursuant to this Section 9.02.

(c)

By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each REMIC executed hereunder, which authorization shall be binding upon all successor Certificateholders.

ARTICLE X

REMIC PROVISIONS

SECTION 10.01.

REMIC Administration.

(a)

The Trust Administrator shall elect to treat each REMIC created hereunder as a REMIC under the Code and, if necessary, under applicable state law.  Each such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the R-I interest shall be designated as the Residual Interest in REMIC I.  The REMIC II Regular Interests shall be designated as the Regular Interests in REMIC II and the R-II interest shall be designated as the Residual Interest in REMIC II.  The REMIC III Regular Interests shall be designated as the Regular Interests in REMIC III and the R-III interest shall be designated as the Residual Interest in REMIC III.  The Trustee shall not permit the creation of any “interests” in any REMIC created hereunder (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests and the REMIC II Regular Interests and the interests represented by the Certificates.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code.

(c)

The Trust Administrator shall pay out of funds on deposit in the Distribution Account, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any REMIC created hereunder that involve the Internal Revenue Service or state tax authorities) unless such expenses, professional fees or any administrative or judicial proceedings are incurred by reason of the Trust Administrator’s willful misfeasance, bad faith or negligence.  The Trust Administrator, as agent for the tax matters person for each REMIC formed hereby, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any REMIC created hereunder and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and will be entitled to reimbursement from the Trust Fund for any expenses incurred by the Trust Administrator in connection therewith unless such administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority is incurred by reason of the Trust Administrator’s willful misfeasance, bad faith or negligence.  The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder.  By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trust Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

(d)

The Trust Administrator shall prepare and file and the Trust Administrator shall sign in a timely manner all of the Tax Returns in respect of each REMIC created hereunder.  The expenses of preparing and filing such returns shall be borne by the Trust Administrator without any right of reimbursement for such expenses.  Each Servicer shall provide on a timely basis to the Trust Administrator or its designee such information with respect to the assets of the Trust Fund as is in its possession and reasonably required by the Trust Administrator to enable it to perform its obligations under this Article.  Each Servicer shall indemnify the Trust Administrator for all reasonable costs, including legal fees and expenses related to errors in such tax return due to errors only in such information provided by such Servicer (unless such erroneous information was provided in connection with the origination or servicing transfer of the Mortgage Loans).

(e)

The Trust Administrator shall perform on behalf of each REMIC created hereunder all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.  Each Servicer shall provide on a timely basis to the Trust Administrator such information with respect to the assets of the Trust Fund, including, without limitation, the related Mortgage Loans, as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this subsection.  In addition, the Depositor shall provide or cause to be provided to the Trust Administrator, within ten (10) days after the Closing Date, all information or data that the Trust Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

(f)

The Trust Administrator shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and each Servicer shall assist the Trust Administrator, to the extent reasonably requested by the Trust Administrator to do specific actions in order to assist in the maintenance of such status).  The Trust Administrator shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trust Administrator has received an Opinion of Counsel, addressed to the Trust Administrator (at the expense of the party seeking to take such action but in no event at the expense of the Trust Administrator) to the effect that the contemplated action will not, with respect to any REMIC created hereunder, endanger such status or result in the imposition of such a tax, nor shall a Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trust Administrator has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that a Servicer may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel.  In addition, prior to taking any action with respect to any REMIC created hereunder or the respective assets of each, or causing any REMIC created hereunder to take any action, which is not contemplated under the terms of this Agreement, each Servicer will consult with the Trust Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and the no Servicer shall take any such action or cause any REMIC created hereunder to take such action as to which the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur; provided that the related Servicer may conclusively rely on such writing and shall incur no liability for its action or failure to act in accordance with such writing.  The Trust Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trust Administrator.  At all times as may be required by the Code, the Trust Administrator will ensure that substantially all of the assets of each REMIC created hereunder will consist of “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(g)

In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trust Administrator pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article X, (ii) to the related Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the related Servicer of any of its obligations under Article III or this Article X, or (iii) otherwise against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

(h)

On or before April 15th of each calendar year (other than the calendar year during which the Closing Date occurs), the Trust Administrator shall deliver to the Servicers, the Master Servicer, each Rating Agency and the Swap Counterparty an Officer’s Certificate from a Responsible Officer of the Trust Administrator stating, without regard to any actions taken by any party other than the Trust Administrator, the Trust Administrator’s compliance with this Article X.

(i)

The Trust Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

(j)

Following the Startup Day, the Trust Administrator and the Trustee shall not accept any contributions of assets to any REMIC created hereunder other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(k)

Neither the Trust Administrator nor the Servicers shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.  As discussed above, for federal income tax purposes any payments to the Swap Counterparty under the Swap Agreement shall be treated as a payment to the Class X Certificateholders of the Net Trust Swap Payment and a payment from the holder of said certificate to the Swap Counterparty.

(l)

The Trust Administrator shall treat each of the Net WAC Reserve Fund and the Supplemental Interest Account as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class X Certificateholders and that is not an asset of any REMIC.  The Trust Administrator shall treat the beneficial owners of Certificates (other than the Class P, Class X and Class R Certificates) as having entered into a notional principal contract with respect to the beneficial owners of the Class X Certificates.  Pursuant to each such notional principal contract, all beneficial owners of Certificates (other than the Class P, Class X and Class R Certificates) shall be treated as having agreed to pay, on each Distribution Date, to the beneficial owners of the Class X Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the interest in the Master REMIC corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Class X Shortfall”).  A Class X Shortfall payable from interest collections shall be allocated pro rata among such Certificates based on the amount of interest otherwise payable to such Certificates, and a Class X Shortfall payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance.  In addition, pursuant to such notional principal contract, the beneficial owner of the Class X Certificates shall be treated as having agreed to pay Net WAC Rate Carryover Amounts to the holders of the Certificates (other than the Class P, Class X and Class R Certificates) pursuant to the terms of this Agreement and as having agreed to pay the holders of the Certificates (other than the Class P, Class X and Class R Certificates) any net Swap Payments payable to such holders pursuant to the terms of this Agreement.  Any payments on the Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  However, any payment from the Certificates of a Class X Shortfall shall be treated for tax purposes as having been received by the beneficial owners of such Certificates in respect of their interests in the Master REMIC and as having been paid by such beneficial owners to the Supplemental Interest Account pursuant to the notional principal contract.  Thus, each Certificate (other than the Class P, Class X and Class R Certificates) shall be treated as representing ownership of not only Regular Interests in the Master REMIC, but also ownership of an interest in (and obligations with respect to) a notional principal contract.  For purposes of determining the issue price of the Regular Interests in the Master REMIC, the Trust Administrator shall assume that the notional principal contract has a value of $10,000 as of the Closing Date in favor of the Certificates (other than the Class X, Class P and Class R Certificates) and shall allocate such value proportionately to each such Class of Certificates based on such Class’s initial Certificate Principal Balance.  Notwithstanding the priority and sources of payments set forth in Article IV hereof or otherwise, the Trustee shall account for all distributions on the Certificates as set forth in this Section 10.01(l).

(m)

The Trust Administrator shall apply for an Employee Identification Number from the IRS via a Form SS-4 or any other applicable method for all tax entities and will also file a Form 8811.

SECTION 10.02.

Prohibited Transactions and Activities.

None of the Depositor, the Servicers, the Master Servicer, the Trust Administrator or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for any REMIC created hereunder (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Accounts or the Distribution Account for gain, nor accept any contributions to any REMIC created hereunder after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trust Administrator (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trust Administrator) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any of any REMIC Regular Interest created hereunder as a REMIC or (b) cause any REMIC Regular Interest created hereunder to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions.

SECTION 10.03.

Servicer and Trust Administrator Indemnification.

(a)

The Trust Administrator agrees to indemnify, severally and not jointly, the Trust Fund, the Depositor and the Servicers for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Servicers, as a result of a breach of the Trust Administrator’s covenants set forth in this Article X.

(b)

The Servicers agree to indemnify the Trust Fund, the Depositor and the Trust Administrator for any taxes and costs including, without limitation, any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor or the Trust Administrator, as a result of a breach of a Servicer’s covenants set forth in Article III or this Article X.

ARTICLE XI

MISCELLANEOUS PROVISIONS

SECTION 11.01.

Amendment.

This Agreement may be amended from time to time by the Depositor, the Seller, the Master Servicer, the Trust Administrator, the Servicers and the Trustee, and if necessary, with the consent of the Swap Counterparty (as described below), but without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), (iii) to modify, eliminate or add any of its provisions to maintain the Trust as a Qualifying SPE, (iv) to comply with the provisions of Regulation AB, (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided that such action shall not adversely affect in any material respect the interests of any Certificateholder, as evidenced by either (i) an Opinion of Counsel delivered to the Trust Administrator, or (ii) delivery to the Trust Administrator of a letter from each Rating Agency confirming the then-current ratings of the LIBOR Certificates or (vi) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any federal income tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee, the Depositor, the Seller, the Master Servicer, the Trust Administrator and the Servicers have received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such federal income tax and (B) such action will not adversely affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interest of any Certificateholder.  No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

This Agreement may also be amended from time to time by the Depositor, the Seller, the Master Servicer, the Trust Administrator, the Servicers, the Trustee, the Swap Counterparty (if necessary, as described below), the Swap Counterparty (if necessary, as described below) and with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding.  Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor, the Servicers or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

In addition to the provisions of this Section 11.01 and as long as the Swap Counterparty remains the Swap Counterparty under the Swap Agreement or is owed any amounts under this Agreement, the consent of the Swap Counterparty shall be necessary for the adoption of any proposed amendment of this Agreement that, as determined in the Swap Counterparty’s sole discretion, materially affects the Swap Counterparty’s rights under this Agreement, including, but not limited to, the right to receive any Trust Swap Payment or Swap Termination Payment due and owing it under this agreement provided that any such consent of the Swap Counterparty shall not be unreasonably withheld.

Notwithstanding any contrary provision of this Agreement, the Trust Administrator shall be entitled to receive an Opinion of Counsel to the effect that such amendment will not result in the imposition of any federal income tax on any REMIC created hereunder pursuant to the REMIC Provisions or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Notwithstanding anything to the contrary in this Section 11.01, the Trust Administrator, the Master Servicer, the Servicers, the Seller, and the Trustee shall reasonably cooperate with the Depositor and its counsel to enter into such amendments or modifications to the Agreement as may be necessary to comply with Regulation AB and any interpretation thereof by the Commission.  Promptly after the execution of any such amendment the Trust Administrator shall furnish a copy of such amendment to each Certificateholder.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trust Administrator.

The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

SECTION 11.02.

Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the related Servicer at the expense of the Certificateholders, but only upon direction of the Trust Administrator accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

SECTION 11.03.

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Except as expressly provided for herein, no Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and (ii) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.  It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 11.04.

Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 11.05.

Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or facsimile transmission or delivered in any other manner specified herein, to (a) in the case of the Depositor, Eleven Madison Avenue, New York, New York 10010, telecopy number: (212) 325-6424, or such other address or telecopy number as may hereafter be furnished to the Master Servicer, the Trust Administrator, the Servicers and the Trustee in writing by the Depositor, (b) in the case of the Seller, Eleven Madison Avenue, New York, New York  10010, telecopy number: (212) 325-6424, or such other address or telecopy number as may hereafter be furnished to the Master Servicer, the Trust Administrator, the Servicers and the Trustee in writing by the Seller, (c) in the case of Select Portfolio Servicing, Inc., 3815 S. West Temple, Salt Lake City, Utah 84115, Attention: General Counsel, telecopy number:  (801) 293-2555, or such other addresses or telecopy numbers as may hereafter be furnished to the Master Servicer, the Trust Administrator, the Trustee and the Depositor in writing by SPS, (d) in the case of the Trustee, U.S. Bank National Association, 60 Livingston Avenue EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attention: Structured Finance ABSC MO 2006-HE6, telecopy number: (651) 495-8090, or such other address or telecopy number as may hereafter by furnished to the Master Servicer, the Trust Administrator, the Servicers and the Depositor, (e) in the case of Nationstar Mortgage Nationstar Mortgage LLC, 2728 North Harwood, Dallas, Texas 75201, Attention: Greg Oniu, Facsimile: (214) 758-7875, or such other address or telecopy number as may hereafter be furnished to the Trustee, the Master Servicer, the Trust Administrator and the Depositor in writing by Nationstar Mortgage, (f) in the case of the Ameriquest Originators, Ameriquest Mortgage Company, 1100 Town and Country Road, Suite 1100 Orange, CA 92868-4653, Attn: Edward Yee or such other address or telecopy number as may hereafter be furnished to the Trustee, the Master Servicer, the Trust Administrator and the Depositor in writing by the Ameriquest Originators, (g) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: ABSC  MO 2006-HE6 and (h) in the case of the Loan Performance Advisor, OfficeTiger Global Real Estate Services Inc., 7000 Central Parkway, Suite 800, Atlanta, Georgia 30328, Attention: Ken Beyer, Facsimile: (770) 394-6068, or such other address as may hereafter be furnished to the Master Servicer, the Trust Administrator, the Trustee, the Servicers and the Depositor.  Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.  A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

SECTION 11.06.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 11.07.

Notice to Rating Agencies and the Swap Counterparty.

The Trust Administrator shall use its best efforts promptly to provide notice to the Rating Agencies and the Swap Counterparty with respect to each of the following of which it has actual knowledge:

(1)

any amendment to this Agreement;

(2)

the occurrence of an Event of Default that has not been cured or waived;

(3)

the resignation or termination of a Servicer, the Master Servicer, the Trust Administrator or the Trustee;

(4)

the repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

(5)

the final payment to the Holders of any Class of Certificates;

(6)

any change in the location of a Collection Account or the Distribution Account;

(7)

the Master Servicer, were it to succeed as a Servicer, is unable to make advances regarding Delinquent Mortgage Loans; and

(8)

the filing of any claim under a Servicer’s blanket bond and errors and omissions insurance policy required by Section 3.14 or the cancellation or material modification of coverage under any such instrument.

In addition, the Trust Administrator shall make available to each Rating Agency and provide to the Swap Counterparty copies of each report to Certificateholders described in Section 4.03 and the Servicers, as required pursuant to Section 3.20 and Section 3.21, shall make available to each Rating Agency and provide to the Swap Counterparty copies of the following:

(1)

Each annual statement as to compliance described in Section 3.20; and

(2)

Each annual independent public accountants’ servicing report described in Section 3.21.

Any such notice or report provided pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by facsimile transmission or express delivery service to Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Fitch Ratings, One State Street Plaza, New York, NY 10004, Attention: Asset Backed Securities Corporation Home Equity Loan Trust MO 2006-HE6, to Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. at 55 Water Street, 41st Floor, New York, NY 10041, Attention: Structured Finance Surveillance Group, and to the Swap Counterparty at Credit Suisse International, One Cabot Square, London E14 4QJ, England, Attention: Head of Credit Risk Management or such other addresses as the Rating Agencies or the Swap Counterparty may designate in writing to the parties hereto.

SECTION 11.08.

Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

SECTION 11.09.

[Reserved].

SECTION 11.10.

Grant of Security Interest.

It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans by the Depositor to secure a debt or other obligation of the Depositor.  However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Accounts and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor’s obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.  Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence.  Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

SECTION 11.11.

Protection of Assets.

Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust is not authorized and has no power to:

(1)

borrow money or issue debt;

(2)

merge with another entity, reorganize, liquidate or sell assets; or

(3)

engage in any business or activities.

Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition or initiate any other form of insolvency proceeding against the Trust Fund until after the Certificates have been paid in full.

SECTION 11.12.

Non-Solicitation.

From and after the date of this Agreement, each of the Depositor, the Seller, the Servicer, the Master Servicer, the Trust Administrator and the Trustee agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on any such party’s behalf, to personally, by telephone, by mail, or electronically by e-mail or through the internet or otherwise, to solicit any Mortgagor in any manner whatsoever, including but not limited to, soliciting a Mortgagor to prepay or refinance a Mortgage Loan.  Furthermore, neither the Depositor, the Seller, the Servicer, the Master Servicer, the Trust Administrator and the Trustee nor any of their affiliates shall directly or indirectly provide information to any third-party for purposes of soliciting the Mortgagors related to the Mortgage Loans.  It is understood that promotions undertaken by the Seller, the Servicer, the Master Servicer, the Trust Administrator or the Trustee or any of either of their affiliates which are directed to the general public at large, including, without limitation, mass mailings based on mailing lists, newspaper, radio and television advertisements and not specifically directed to the mortgagors related to the Mortgage Loans shall not constitute a breach of this Section.  From and after the Closing Date, each Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of their agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer’s behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that each Servicer may solicit any mortgagor for whom such Servicer has received a request for verification of mortgage, a request for demand for payoff, a Mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the Mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by a Servicer or any of its affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to the general public at large, including, without limitation, mass mailings based on mailing lists, newspaper, radio and television advertisements shall not constitute solicitation nor is the related Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.  Notwithstanding the foregoing, the following solicitations, if undertaken by a Servicer or any affiliate of a Servicer, shall not be prohibited: (i) solicitations that are directed to the general public at large, including, without limitation, mass mailings based on mailing lists and newspaper, radio, television and other mass media advertisements and (ii) borrower messages included on, and statement inserts provided with, the monthly statements sent to Mortgagors; provided, however, that similar messages and inserts are sent to the borrowers of other mortgage loans serviced by such Servicer.

IN WITNESS WHEREOF, the Depositor, the Seller, the Servicers, the Master Servicer, the Trust Administrator, the Loan Performance Advisor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

ASSET BACKED SECURITIES CORPORATION,

as Depositor

By:  /s/ Lloyd Brown

Name: Lloyd Brown

Title: Vice President

DLJ MORTGAGE CAPITAL, INC.,

as Seller

By:  /s/ Lloyd Brown

Name: Lloyd Brown

Title: Vice President

NATIONSTAR MORTGAGE LLC,

as Servicer

By: /s/ Peter Schwartz

Name: Peter Schwartz

Title: SVP

SELECT PORTFOLIO SERVICING, INC.,

as Servicer

By:  /s/ Timothy J. O’Brien

Name: Timothy J. O’Brien

Title: EVP of Operations

OFFICETIGER GLOBAL REAL ESTATE SERVICES INC.,
as loan performance advisor

By:  /s/ Ken Beyer

Name: Ken Beyer

Title: CEO

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:  /s/ Charles F. Pedersen

Name: Charles F. Pedersen

Title: Vice President

WELLS FARGO BANK, N.A.

as Master Servicer and Trust Administrator

By:  /s/ Martin Reed

Name: Martin Reed

Title: Vice President

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the 30th day of November 2006, before me, a notary public in and for said State, personally appeared Lloyd Brown, known to me to be a Vice President of Asset Backed Securities Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Lishia Liu

Notary Public

[Notarial Seal]

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the 30th day of November 2006, before me, a notary public in and for said State, personally appeared Lloyd Brown, known to me to be a Vice President of DLJ Mortgage Capital, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Lishia Liu

Notary Public

[Notarial Seal]

STATE OF TEXAS

)

) ss.:

COUNTY OF DENTON

)

On the 30th day of November 2006, before me, a notary public in and for said State, personally appeared Peter Schwartz, known to me to be the Senior Vice President of Nationstar Mortgage LLC, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Cynthia D. Sharp

Notary Public

[Notarial Seal]

STATE OF UTAH

)

) ss.:

COUNTY OF SALT LAKE

)

On the 30th day of November 2006, before me, a notary public in and for said State, personally appeared Timothy J. O’Brien, known to me to be the EVP of Operations of Option One Mortgage Corporation, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kristen M. Thompson

Notary Public

[Notarial Seal]

STATE OF GEORGIA

)

) ss.:

COUNTY OF FULTON

)

On the 30th day of November 2006, before me, a notary public in and for said State, personally appeared Ken Beyer, known to me to be the President of OfficeTiger Global Real Estate Services Inc. (f/k/a MortgageRamp, Inc.), one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/

Notary Public

[Notarial Seal]

STATE OF MINNESOTA

)

) ss.:

COUNTY OF

RAMSEY

)

On the 30th day of November 2006, before me, a notary public in and for said State, personally appeared Charles F. Pedersen, known to me to be a Vice President of U.S. Bank, National Association, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Tiffany M. Jeanson

Notary Public

[Notarial Seal]

STATE OF NEW YORK

)

) ss.:

COUNTY OF

KINGS

)

On the 30th day of November 2006, before me, a notary public in and for said State, personally appeared Martin Reed, known to me to be a authorized representative of Wells Fargo Bank, N.A. one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Janet M. Jolley

Notary Public

[Notarial Seal]

[A1] [A2] [A3] [A4] [A5]

EXHIBIT A-1

FORM OF CLASS [A1] [A2] [A3] [A4] [A5]

CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

PURSUANT TO SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”), AN ERISA-RESTRICTED SWAP CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II)  THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE NON-FIDUCIARY SERVICE PROVIDER EXEMPTION UNDER SECTION 408(B)(17) OF ERISA.  IN THE EVENT THE REPRESENTATION REFERRED TO IN THE PRECEDING SENTENCE IS NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.

Series MO 2006-HE6, Class A_

Aggregate Certificate Principal Balance of the Class A_ Certificates as of the Issue Date:	$_____________
Pass-Through Rate:	Floating
Date of Pooling and Servicing Agreement:	November 1, 2006
Denomination:	$____________
First Distribution Date:	December 26, 2006
Servicers:	Nationstar Mortgage LLC and Select Portfolio Servicing, Inc.
Master Servicer and Trust Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Issue Date:	November [30], 2006
No. ____	CUSIP: ____________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class [A1] [A2] [A3] [A4] [A5] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class [A1] [A2] [A3] [A4] [A5] Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicers, the Master Servicer, the Trust Administrator, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [A1] [A2] [A3] [A4] [A5] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus _____% per annum, in the case of any Distribution Date thereafter, and (ii) the related Net WAC Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Servicers, the Seller, the Master Servicer, the Trust Administrator, the Trustee, and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Servicers, the Seller, the Depositor, the Trustee or any such agent shall be affected by any notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November __, 2006

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

[M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11]

EXHIBIT A-2

FORM OF CLASS [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A1, CLASS A1A, CLASS A2, CLASS A3, CLASS A4, [CLASS M1] [, CLASS M2] [, CLASS M3] [,CLASS M4] [,CLASS M5] [,CLASS M6] [,CLASS M7] [,CLASS M8] [,CLASS M9] [,CLASS M10 AND CLASS M11] CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

PURSUANT TO SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”), AN ERISA-RESTRICTED SWAP CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II)  THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR THE NON-FIDUCIARY SERVICE PROVIDER EXEMPTION UNDER SECTION 408(B)(17) OF ERISA.  IN THE EVENT THE REPRESENTATION REFERRED TO IN THE PRECEDING SENTENCE IS NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.

[ONLY FOR PRIVATE CERTIFICATES]  [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

PURSUANT TO SECTION 5.02(c) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”), AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Series MO 2006-HE6, Class [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11]

Aggregate Certificate Principal Balance of the Class [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] Certificates as of the Issue Date:	$_____________
Pass-Through Rate:	Floating
Date of Pooling and Servicing Agreement:	November 1, 2006
Denomination:	$____________
First Distribution Date:	December 26, 2006
Servicers:	Nationstar Mortgage LLC and Select Portfolio Servicing, Inc.
Master Servicer and Trust Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Issue Date:	November [30], 2006
No. ____	CUSIP: ____________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicers, the Master Servicer, the Trust Administrator, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [M1] [M2] [M3] [M4] [M5] [M6] [M7] [M8] [M9] [M10] [M11] Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the One-Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus _____% per annum, in the case of any Distribution Date thereafter, and (ii) the related Net WAC Rate for such Distribution Date.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicers and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

[ONLY FOR PRIVATE CERTIFICATES]  [No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November __, 2006

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-3

FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE MEZZANINE CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE.

Series MO 2006-HE6, Class X

Aggregate Percentage Interest of the Class X Certificates as of the Issue Date:	______%
Pass-Through Rate:	Floating
Date of Pooling and Servicing Agreement:	November 1, 2006
Denomination:	N/A
First Distribution Date:	December 26, 2006
Servicers:	Nationstar Mortgage LLC and Select Portfolio Servicing, Inc.
Master Servicer and Trust Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Issue Date:	November [30], 2006
No. ____	CUSIP: ____________

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ________________ is the registered owner of a Percentage Interest in that certain beneficial ownership interest evidenced by all the Class X Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicers, the Master Servicer, the Trust Administrator, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  November __, 2006

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-4

FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Series MO 2006-HE6, Class P

Aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date:	$100.00
Date of Pooling and Servicing Agreement:	November 1, 2006
Denomination:	$____________
First Distribution Date:	December 26, 2006
Servicers:	Nationstar Mortgage LLC and Select Portfolio Servicing, Inc.
Master Servicer and Trust Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Issue Date:	November [30], 2006
No. ____	CUSIP: ____________

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicers, the Master Servicer, the Trust Administrator, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicers and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee and the Certificate Registrar shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  None of the Depositor, the Certificate Registrar or the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Certificate Registrar and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: November __, 2006

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-5

FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE “AGREEMENT”).

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

PURSUANT TO SECTION 5.02(c) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A “DISQUALIFIED ORGANIZATION”) OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE AGREEMENT.  ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series MO 2006-HE6, Class R

Aggregate Percentage Interest of the Class R Certificates as of the Issue Date:	100.00%
Date of Pooling and Servicing Agreement:	November 1, 2006
Percentage Interest of this Class R Certificate:	100.00%
First Distribution Date:	December 26, 2006
Servicers:	Nationstar Mortgage LLC and Select Portfolio Servicing, Inc.
Master Servicer and Trust Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Issue Date:	November [30], 2006
No. ____	CUSIP: ____________

ASSET BACKED PASS THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the “Trust Fund”) consisting primarily of a pool of conventional one- to four-family, fixed-rate and adjustable-rate, first and second lien residential mortgage loans (the “Mortgage Loans”) formed and sold by

ASSET BACKED SECURITIES CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ASSET BACKED SECURITIES CORPORATION, THE SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R Certificates created pursuant to a Pooling and Servicing Agreement, dated as specified above (the “Agreement”), among Asset Backed Securities Corporation (hereinafter called the “Depositor,” which term includes any successor entity under the Agreement), the Seller, the Servicers, the Master Servicer, the Trust Administrator, the Loan Performance Advisor and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.  Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass Through Certificates of the Series specified on the face hereof (herein called the “Certificates”) and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including, without limitation, reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

The Agreement permits, with certain exceptions and conditions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicers and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Seller, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and with the consent of the Swap Counterparty to the extent described in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder’s prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder’s prospective transferee upon which such Opinion of Counsel is based.  Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification.  Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Certificate to a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using “Plan Assets” to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an “excess inclusion,” as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates.  Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Seller, the Servicers, the Trustee and the Certificate Registrar and any agent of the Depositor, the Seller, the Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Seller, the Servicers, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund, and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from the Trust Fund of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans.  The Agreement permits, but does not require, the party designated in the Agreement to purchase from the Trust Fund all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement.  The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans and any REO properties owned by the Trust at the time of purchase being less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: November __, 2006

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:__________________________________

Authorized Officer

CERTIFICATE OF AUTHENTICATION

This is one of the Classes of Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, N.A.,

as Certificate Registrar

By:__________________________________

Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

- as tenants in common

UNIF GIFT MIN ACT -

Custodian

(Cust)

(Minor)

TEN ENT

- as tenants by the entireties

under Uniform Gifts

to Minors Act

JT TEN

- as joint tenants with right

_________________

if survivorship and not as

(State)

tenants in common

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _______________________________________________________

Dated:

______________________________________

Signature by or on behalf of assignor

______________________________________

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________

for the account of _______________________________, account number _________________, or, if mailed by check, to _______________________________________________________.

Applicable statements should be mailed to ________________________________________

This information is provided by __________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT B

[RESERVED]

EXHIBIT C-1

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

_______________, 2006

Asset Backed Securities Corporation

Eleven Madison Avenue, 4th Floor

New York, New York  10010

DLJ Mortgage Capital, Inc.

Eleven Madison Avenue, 4th Floor

New York, New York  10010

Nationstar Mortgage LLC

3 Ada

Irvine, CA 92618

Select Portfolio Servicing, Inc.

3815 South West Temple

Salt Lake City, UT  84165

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Corporate Trust Services – ABSC MO 2006-HE6

Re:

Pooling and Servicing Agreement, dated as of November 1, 2006 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Nationstar Mortgage LLC, Select Portfolio Servicing, Inc., Office Tiger Global Real Estate Services (f/k/a MortgageRamp, Inc.), and U.S. Bank National Association (the “Trustee”).

Ladies and Gentlemen:

Pursuant to Section 2.02 of the Pooling and Servicing Agreement the undersigned as Trustee hereby acknowledges receipt of each Mortgage File and certifies that, as to each Initial Mortgage Loan listed in the Mortgage Loan Schedule (other than any Original Mortgage Loan paid in full or any Initial Mortgage Loan specifically identified in the exception report annexed hereto as not being covered by this certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(a)(v) of the Pooling Agreement) required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Original Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (ii), (ix), (x(a)), (xii) and (xviii) through (xix) of the definition of “Mortgage Loan Schedule” of the Pooling Agreement accurately reflects information set forth in the Mortgage File.

The Trustee has made no independent examination of any documents contained in each Initial Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement.  The Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage.

All terms used herein shall have the meanings ascribed to them in the above-referenced Pooling and Servicing Agreement Agreement.

U.S. BANK NATIONAL ASSOCIATION

as Trustee

By:

Name:

Title:

EXHIBIT C-2

FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

_______________, 2006

Asset Backed Securities Corporation

Eleven Madison Avenue, 4th Floor

New York, New York  10010

DLJ Mortgage Capital, Inc.

Eleven Madison Avenue, 4th Floor

New York, New York  10010

Nationstar Mortgage LLC

3 Ada

Irvine, CA 92618

Select Portfolio Servicing, Inc.

3815 South West Temple

Salt Lake City, UT  84165

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Corporate Trust Services – ABSC MO 2006-HE6

Re:

Pooling and Servicing Agreement, dated as of November 1, 2006 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Nationstar Mortgage LLC, Select Portfolio Servicing, Inc., Office Tiger Global Real Estate Services (f/k/a MortgageRamp, Inc.), and

U.S. Bank National Association (the “Trustee”).

Ladies and Gentlemen:

In accordance with the provisions of the above-referenced Pooling and Servicing Agreement, the undersigned, as the Trust Administrator, hereby certifies that as to each Mortgage Loan described in the Mortgage Loan Schedule attached as Schedule 1 to the Pooling and Servicing Agreement and a copy of which is attached hereto, it has reviewed the Custodial File and has determined that (i) all documents listed in Section 2.01(a) of the Pooling and Servicing Agreement, to the extent applicable, are in its possession (subject to any exceptions listed herein), (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) each Mortgage Note has been endorsed as provided in the Pooling and Servicing Agreement, (iv) each Custodial File includes an Assignment of Mortgage in blank as provided in the Pooling and Servicing Agreement and (v) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Article 2 of the Pooling and Servicing Agreement. The Trust Administrator makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trust Administrator will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Final Certification at its office at Wells Fargo Bank, N.A., Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

All terms used herein shall have the meanings ascribed to them in the above-referenced Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.

as Trust Administrator

By:

Name:

Title:

EXHIBIT D

FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

[ON FILE AT THE OFFICES OF MCKEE NELSON LLP]

EXHIBIT E-1

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:  [Address]

Re:

Pooling and Servicing Agreement, dated as of November 1, 2006 (“Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, DLJ Mortgage Capital, Inc., Nationstar Mortgage LLC, Select Portfolio Servicing, Inc., Office Tiger Global Real Estate Services (f/k/a MortgageRamp, Inc.), and U.S. Bank National Association (the “Trustee”).

In connection with the administration of the Mortgage Loans held by U.S. Bank National Association, as Trustee, pursuant to the provisions of the above-referenced Pooling and Servicing Agreement, we request the release, and acknowledge receipt, of the (Mortgage File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor’s Name Address & Zip Code:

Mortgage Loan Number:

Send Custodial File to:

Reason for Requesting Documents (check one)

__1.

Mortgage Loan Paid in Full.  (The Servicers hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

__2.

Mortgage Loan Purchase Pursuant to Section 2.03 or Section 3.16(c) of the Pooling and Servicing Agreement.  (The Servicers hereby certifies that the repurchase price has been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

__3.

Mortgage Loan Liquidated By _____________ (The Servicers hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account pursuant to the Pooling and Servicing Agreement.)

__4.

Mortgage Loan in Foreclosure

__5.

Other (explain) ____________________________

If box 1, 2 or 3 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

Upon written request, the Trustee will acknowledge the return of any or all of the above documents in its custody.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated November 1, 2006 (the “Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Nationstar Mortgage LLC and Select Portfolio Servicing, Inc., as servicers (the “Servicers”), MortgageRamp, Inc., as loan performance advisor (the “Loan Performance Advisor”) and U.S. Bank National Association, as trustee (the “Trustee”).

[APPLICABLE SERVICER]

By:

Name:

Title:

Date:

(If more than 30 Mortgage Files requested by the applicable Servicer)

Authorization by the Trustee

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Name:

Title:

Date:

EXHIBIT E-2

[RESERVED]

EXHIBIT F-1

FORM OF TRANSFEROR REPRESENTATION LETTER

[Date]

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045,

Attention: ABSC  MO 2006-HE6

Re:

Asset Backed Securities Corporation Home Equity Loan Trust,

Series MO 2006-HE6,

Asset Backed Pass-Through Certificates, Series MO 2006-HE6,

Class          , representing a ___% Class ___ Percentage Interest

Ladies and Gentlemen:

In connection with the transfer by ________________ (the “Transferor”) to ________________ (the “Transferee”) of the captioned Asset Backed Pass-Through Certificates (the “Certificates”), the Transferor hereby certifies as follows:

Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the “1933 Act”), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto.  The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of November 1, 2006, among Asset Backed Securities Corporation as Depositor, DLJ Mortgage Capital, Inc. as Seller, Nationstar Mortgage LLC and Select Portfolio Servicing, Inc. as Servicers, Office Tiger Global Real Estate Services, as Loan Performance Advisor and U.S. Bank National Association, as Trustee (the “Pooling and Servicing Agreement”), pursuant to which the Certificates were issued.

Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

Very truly yours,

[Transferor]

By:_________________________________

Name:

Title:

FORM OF TRANSFEREE REPRESENTATION LETTER

[Date]

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Corporate Trust Services – ABSC MO 2006-HE6

Re:

Asset Backed Securities Corporation Home Equity Loan Trust,

Series MO 2006-HE6,

Asset Backed Pass-Through Certificates, Series MO 2006-HE6,

Class ___, representing a ___% Class ___ Percentage Interest

Ladies and Gentlemen:

In connection with the purchase from ______________________ (the “Transferor”) on the date hereof of the captioned trust certificates (the “Certificates”), _______________ (the “Transferee”) hereby certifies as follows:

1.

The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933 (the “1933 Act”) and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  The Transferee is aware that the sale to it is being made in reliance on Rule 144A.  The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

2.

The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of November 1, 2006, among Asset Backed Securities Corporation, as Depositor, DLJ Mortgage Capital, Inc., as Seller, Nationstar Mortgage LLC and Select Portfolio Servicing, Inc., as Servicers, Office Tiger Global Real Estate Services, as Loan Performance Advisor and U.S. Bank National Association, as Trustee, pursuant to which the Certificates were issued.

[TRANSFEREE]

By:________________________________

Name:

Title:

ANNEX 1 TO EXHIBIT F-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and U.S. Bank National Association, as Trustee, with respect to the Asset Backed Pass-Through Certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the “Transferee”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___

Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

___

Bank.  The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer.  The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

___

Investment Advisor.  The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof,  (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee,  but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction.  However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

5.

The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___

___

Will the Transferee be purchasing the Certificates

Yes

No

only for the Transferee’s own account?

6.

If the answer to the foregoing question is “no”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A.  In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.

The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

_________________________________________

Print Name of Transferee

By:_______________________________________

Name:

Title:

ANNEX 2 TO EXHIBIT F-1

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and U.S. Bank National Association, as Trustee, with respect to the Asset Backed Pass-Through Certificates (the “Certificates”) described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the “Adviser”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used.

____

The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____

The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.  In addition, the Transferee will only purchase for the Transferee’s own account.

The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

__________________________________________

Print Name of Transferee

By:_______________________________________

Name:

Title:

IF AN ADVISER:

__________________________________________

Print Name of Transferee

FORM OF TRANSFEREE REPRESENTATION LETTER

The undersigned hereby certifies on behalf of the purchaser named below (the “Purchaser”) as follows:

1.

I am an executive officer of the Purchaser.

2.

The Purchaser is a “qualified institutional buyer”, as defined in Rule 144A, (“Rule 144A”) under the Securities Act of 1933, as amended.

3.

As of the date specified below (which is not earlier than the last day of the Purchaser’s most recent fiscal year), the amount of “securities”, computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.

Name of Purchaser

By:      (Signature)

Name of Signatory

Title

Date of this certificate

Date of information provided in paragraph 3

EXHIBIT F-2

FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

____________________________________, being duly sworn, deposes, represents and warrants as follows:

1.

I am a ______________________ of ____________________________ (the “Owner”) a corporation duly organized and existing under the laws of ______________, the record owner of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6, Asset Backed Pass-Through Certificates, Series MO 2006-HE6, Class R (the “Class R Certificates”), on behalf of whom I make this affidavit and agreement.  Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

2.

The Owner (i) is and will be a “Permitted Transferee” as of ____________________, 20___ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit.  A “Permitted Transferee” is any person other than a “disqualified organization” or a possession of the United States.  For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

3.

The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a “noneconomic residual interest” will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

In accordance with Treasury Regulation Section 1.860E-1(c)(4), the Transferee represents and warrants that the transfer does not involve the transfer of the Class R Certificates to a foreign permanent establishment or fixed base of the Transferee and one of the following applies:

(i)

the consideration paid to the Transferee for accepting the Class R Certificates is greater than the present value of the anticipated net federal income taxes and tax benefits (“Tax Liability Present Value”) associated with owning such Certificates, with such present value computed using a discount rate equal to the “applicable federal rate” prescribed by Section 1274 of the Internal Revenue Code as of the date hereof (with all applicable computations done in accordance with Treasury Regulation Section 1.860E-1(c)(8); or

(ii)

the Transferee (A) is an “eligible corporation” as defined in Treasury Regulation 1.860E-1(c)(6), as to which the income of Class R Certificates will only be subject to taxation in the United States, (B) has, and has had in each of its two preceding fiscal years, gross assets for financial reporting purposes (excluding any obligation of a person related to the transferee within the meaning of Treasury Regulation 1.860E-1(c)(6)) in excess of $100 million and net assets of $10 million, and (C) hereby agrees only to transfer the Certificate to another corporation meeting the criteria set forth in this letter.

4.

The Owner is aware of the tax imposed on a “pass-through entity” holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.

The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee’s agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.

The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

7.

The Owner’s taxpayer identification number is ___________________.

8.

The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.

The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

10.

The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

11.

The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

12.

The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

13.

The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

14.

The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

15.

The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee:  (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a “Permitted Transferee”.

16.

The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

17.

The Owner of the Class R Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 9.01 thereof, the undersigned shall assign and transfer to the Holders of the Class X Certificates any amounts in excess of par received in connection with such termination.  Accordingly, in the event of such termination, the Trustee is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class X Certificates.  This agreement shall bind and be enforceable against any successor, transferee or assigned of the undersigned in the Class R Certificate.  In connection with any transfer of the Class R Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.

18.

The Owner

(a)

is not an employee benefit plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person purchasing any Certificate with the assets of any such plan or arrangement;

(b)

if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

(c)

provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA-Restricted Certificate by, on behalf of or with the assets of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicers to any obligation in addition to those undertaken in this Agreement.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 20__.

[OWNER]

By:____________________________________

Name:

Title:

[Vice] President

ATTEST:

By:_________________________________

Name:

Title:

[Assistant] Secretary

Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ____ day of __________, 20__.

_____________________________________

                       Notary Public

County of _____________________

State of __________________

My Commission expires:

FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK

)

: ss. :

COUNTY OF NEW YORK

)

______________________________________, being duly sworn, deposes, represents and warrants as follows:

1.

I am a ____________________ of _____________________________ (the “Owner”), a corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

2.

The Owner is not transferring the Class R Certificates (the “Residual Certificates”) to impede the assessment or collection of any tax.

3.

The Owner has no actual knowledge that the Person that is the proposed transferee (the “Purchaser”) of the Residual Certificates:  (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

4.

The Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2.  The Owner does not know or believe that any representation contained therein is false.

5.

At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

6.

Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 20__.

[OWNER]

By:_____________________________________

Name:

Title:

[Vice] President

ATTEST:

By:___________________________________

Name:

Title:

[Assistant] Secretary

Personally appeared before me the above-named _________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this ____ day of __________, 20__.

_______________________________________

Notary Public

County of _______________________

State of __________________

My Commission expires:

EXHIBIT G

FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

_____________, 20__.

Asset Backed Securities Corporation Eleven Madison Avenue New York, New York 10010	Nationstar Mortgage LLC and Select Portfolio Servicing, Inc. 3 Ada Irvine, CA 92618
U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55107 Attention: Corporate Trust Services – ABSC MO 2006-HE6	DLJ Mortgage Capital, Inc. Eleven Madison Avenue New York, New York 10010

Re:

Asset Backed Securities Corporation Home Equity Loan Trust,

Series MO 2006-HE6,

Asset Backed Pass Through Certificates,

Series MO 2006-HE6, Class [X] [P] [M10] [M11]

Dear Sirs:

__________________________________ (the “Transferee”) intends to acquire from _____________________ (the “Transferor”) $____________ Initial Certificate Principal Balance of Asset Backed Securities Corporation Home Equity Loan Trust, series MO 2006-HE6, Asset Backed Pass-Through Certificates, Series MO 2006-HE6, Class [X] [P] [M10] [M11], (the “Certificates”), issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) dated as of November 1, 2006 among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Nationstar Mortgage LLC and Select Portfolio Servicing, Inc., as servicers (the “Servicers”), Office Tiger Global Real Estate Services (f/k/a MortgageRamp, Inc.), as loan performance advisor and U.S. Bank National Association, as trustee (the “Trustee”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement.  The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Servicers that one of the following statement is accurate:

(a)

We are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement;

(b)

We are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee or the Servicers to any obligation in addition to those undertaken in this Agreement; or

(c)

If, in the case of ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.

Very truly yours,

_______________________________________

By:___________________________

Name:

Title:

EXHIBIT H

FORM OF DEPOSITOR CERTIFICATION

Re:  Asset Backed Securities Corporation Home Equity Loan Trust,

        Series MO 2006-HE6,
        Asset Backed Pass-Through Certificates, Series MO 2006-HE6

I, __________________________, certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6 (the “Trust”);

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution information required to be prepared by the Trustee based upon the servicing information required to be provided by the Servicers under the Pooling and Servicing Agreement is included in these reports;

4.

Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, the Servicers has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.

The reports disclose all significant deficiencies relating to the Servicers’s compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: the Servicers and the Trustee.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated November 1, 2006 (the “Pooling and Servicing Agreement”), among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Nationstar Mortgage LLC and Select Portfolio Servicing, Inc., as servicers (the “Servicers”), Office Tiger Global Real Estate Services (f/k/a MortgageRamp, Inc.), as loan performance advisor and U.S. Bank National Association, as trustee (the “Trustee”).

[Name]

[Title]

[Date]

EXHIBIT I

[RESERVED]

EXHIBIT J

[RESERVED]

EXHIBIT K

FORM OF ASSESSMENT OF COMPLIANCE

Re:  Asset Backed Securities Corporation
Home Equity Loan Trust, Series MO 2006-HE6
Asset Backed Pass-Through Certificates, Series MO 2006-HE6

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Assessing Party”), certify pursuant to Section 3.18 of the Pooling and Servicing Agreement to the Depositor, [the Trustee] and each Person, if any, who “controls” the Depositor [or the Trustee] within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

I am responsible for assessing compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year. For purposes of this assessment, I have used the Servicing Criteria as set for in Item 1122 of Regulation AB.

2.

Based on my knowledge, the Assessing Party was in compliance with the Servicing Criteria applicable to the Assessing Party during the Relevant Year other than [state any material instance of noncompliance with respect thereto during such period].  This assessment is based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Mortgage Loans serviced by it.

3.

Based on the activities the Assessing Party performs with respect to asset-backed securities transactions taken as a whole involving the Assessing Party, that are backed by the same asset type as the related Mortgage Loans serviced by it, the following Servicing Criteria are not applicable to the Assessing Party: [____________].

4.

A registered public accounting firm has issued an attestation report on the Assessing Party’s assessment of compliance for the period consisting of Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of November 1, 2006 (the “Pooling and Servicing Agreement”), among Asset Backed Securities Corporation., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Nationstar Mortgage LLC and Select Portfolio Servicing, Inc. (“Option One”), as servicers (the “Servicers”), Office Tiger Global Real Estate Services (f/k/a MortgageRamp, Inc.), as loan performance advisor (the “Loan Performance Advisor”) and U.S. Bank National Association, as trustee (the “Trustee”).

[__________________],

as Assessing Party

By:

[Name]
[Title]

[Date]

EXHIBIT L

[RESERVED]

EXHIBIT M

[RESERVED]

EXHIBIT N

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the [Monthly Statement]	Master Servicer Trust Administrator Servicer
Any information required by 1121 which is NOT included on the [Monthly Statement]	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Trust Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Trust Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

Depositor

Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Trust Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Trust Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Trust Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT O

ADDITIONAL DISCLOSURE INFORMATION

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services- Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6, Asset Backed Pass-Through Certificates, Series MO 2006-HE

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section 4.06 of the Pooling and Servicing Agreement, dated as of November 1, 2006, by and among Asset Backed Securities Corporation, as depositor (the “Depositor”), DLJ Mortgage Capital, Inc. (“DLJMC”), a Delaware corporation, as seller (the “Seller”), Wells Fargo Bank, N.A. (“Wells Fargo”), a national banking association, in its capacity as master servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), Select Portfolio Servicing, Inc. (“SPS”), a Utah corporation, in its capacity as a servicer (a “Servicer”), Nationstar Mortgage LLC, in its capacity as a servicer (a “Servicer”) and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By:

Name:
Title:

EXHIBIT P

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Trust Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Trust Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Trust Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Trust Administrator	Trust Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Trust Administrator	Trust Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Trust Administrator	Trust Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

EXHIBIT Q

RELEVANT SERVICING CRITERIA

The assessment of compliance to be delivered by the Servicers, Master Servicer and the Trust Administrator shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria” with respect to such party.  Where there are multiple checks for criteria, the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Regulation AB Reference	Servicing Criteria	Servicers	Master Servicer	Trust Administrator

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

		X	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X	X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		X	X	X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X	X	X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X	X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF COMPANY]

Date:

_________________________

By:

Name:

________________________________

Title:

________________________________

EXHIBIT R

FORM 8-K DISCLOSURE INFORMATION

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties (as to themselves)

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Significant Obligor	Depositor
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

Depositor Master Servicer Trust Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Trust Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Trust Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Trust Administrator/Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Trustee

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

Depositor/Trust Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Trust Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

Schedule 1

MORTGAGE LOAN SCHEDULE

FILED BY PAPER

[ON FILE WITH THE TRUSTEE]

Schedule 2

PREPAYMENT CHARGE SCHEDULE

[TO BE PROVIDED UPON REQUEST]

Schedule 3

SELLER REPRESENTATIONS RELATED TO AMERIQUEST MORTGAGE LOANS

The Seller hereby makes the following representations and warranties related to the Ameriquest Mortgage Loans, from the date of the Ameriquest Mortgage Loan Purchase Agreement to the Closing Date:

1.

The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date;

2.

As of the Closing Date (as defined in the Mortgage Loan Purchase Agreement), the Mortgage Loan is in compliance with all requirements set forth in the Commitment Letter, and the characteristics of the Mortgage Loans as set forth in the Commitment Letter are true and correct;

3.

As of the Closing Date, the Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly, for the payment of any amount required by the Mortgage Note or Mortgage, and no Mortgage Loan has been delinquent for more than 30 days in the prior 12 months;

4.

As of the Closing Date, there are no delinquent taxes or insurance premiums affecting the related Mortgaged Property;

5.

As of the Closing Date, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

6.

As of the Closing Date, all buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum.  All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and all premiums thereon have been paid.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac.  Except as may otherwise be limited by applicable law, the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

7.

As of the Closing Date, the Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

8.

As of the Closing Date and immediately prior to the sale of the Mortgage Loan hereunder, the Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest excepting therefrom warehouse lending arrangements security interests which will be released concurrent with the closing of the sale to the Depositor;

9.

As of the Closing Date, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

10.

As of the Closing Date, no claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

11.

As of the Closing Date, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.  For purposes of the foregoing, a delinquent payment of less than 30 days on a Mortgage Loan in and of itself does not constitute a default, breach, violation or event of acceleration with respect to such Mortgage Loan.

12.

As of the Closing Date, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

13.

As of the Closing Date, the Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

14.

As of the Closing Date, the Mortgaged Property is lawfully occupied under applicable law and if it is the Mortgagor’s primary residence is not vacant within 90 days of the Closing Date (with notice from and proof of such vacancy by DLJMC); all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

15.

As of the Closing Date, no Mortgage Loan has a Combined LTV of more than 100% or an LTV of more than 100%;

16.

As of the Closing Date, the Mortgaged Property is being primarily used as a Residential Dwelling for residential purposes;